UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Copies to:
Geoffrey R.T. Kenyon, Esq.
Caroline Kraus	Dechert LLP
Goldman, Sachs & Co.	100 Oliver Street
200 West Street	40th Floor
New York, NY 10282	Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Reports to Stockholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Markets

Navigator Fund

Semi-Annual Report

June 30, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Principal Investment Strategies and Risks

This is not a complete list of the risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Global Markets Navigator Fund seeks to achieve investment results that approximate the performance of the Goldman Sachs Global Markets Navigator Index™ (the “Index”). The Index is comprised of, and allocates exposure to, a set of underlying indices representing various global asset classes including, but not limited to, global equity, fixed income and commodity assets. The Index is constructed using a proprietary methodology developed by the index provider, and is rebalanced at least monthly. The Fund’s performance may not match, and may vary substantially from, that of the Index. There can be no assurance that the methodology used by the index provider in constructing the Index will correctly forecast certain risks or make effective tactical decisions, and the Fund’s attempt to track this Index may cause it to underperform general securities markets and/or other asset classes. Derivative instruments (including swaps) may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. Over-the-counter transactions are subject to less government regulation and supervision. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The value of the Fund’s treasury inflation protected securities (TIPS) generally fluctuates in response to inflationary concerns, and as inflationary concerns decrease, TIPS become less valuable. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. Because the Fund may concentrate its investments in an industry (only in the event that an industry represents 20% or more of

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

the Fund’s index), the Fund may be subject to greater risk of loss as a result of adverse economic, business or other developments affecting that industry. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The “GS Global Markets Navigator Index” is a trademark or service mark of Goldman, Sachs & Co. and has been licensed for use by the Investment Adviser in connection with the Fund. As the licensor of this trademark or service mark, Goldman, Sachs & Co. does not make any representation regarding the advisability of investing in the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that approximate the performance of the GS Global Markets Navigator Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 3.23% and 3.05%, respectively. These returns compare to the 3.63% cumulative total return of the Fund’s benchmark, the GS Global Markets Navigator Index (the “Index”), during the same time period. A blended index comprised 60% of the Standard & Poor’s 500® Index1 (with dividends reinvested) (the “S&P 500® Index”) and 40% of the Barclays U.S. Aggregate Bond Index2 (with dividends reinvested) generated a cumulative total return of 5.93% during the same time period. The S&P 500® Index and the Barclays U.S. Aggregate Bond Index generated cumulative total returns of 7.14% and 3.93%, respectively, during the same time period.

Importantly, during the Reporting Period, the Fund’s overall annualized volatility was 7.22%, less than the S&P 500® Index’s annualized volatility of 10.51% during the same time period.

What economic and market factors most influenced the Fund during the Reporting Period?

Following a strong rally in 2013, global equity markets pulled back at the beginning of the Reporting Period, largely in response to ongoing global macroeconomic challenges and growing uncertainty in emerging market economies as well as to the contraction in China’s manufacturing Purchasing Managers Index (“PMI”). The S&P 500® Index fell 3.46% in January 2014, experiencing its worst monthly decline since May 2012. Emerging market equities also ended the month in negative territory.

Global equity markets rallied in February 2014. Despite weaker than expected U.S. economic data, the S&P 500® Index posted a gain of 4.57%, achieving a new all-time high. The MSCI EAFE (Europe, Australasia, Far East) Index3 (“MSCI EAFE Index”) also recorded positive returns. Meanwhile, the Eurozone economy grew at a stronger than expected rate as a result of improving domestic demand. Conversely, Japan trailed the developed markets overall, largely because of weak exports, with the MSCI Japan Net Return Index4 (“MSCI Japan Index”) declining 0.45%. The MSCI Emerging Markets Net Return Index5 (“MSCI Emerging Markets Index”) posted gains of 3.33% in February 2014 on improved sentiment for many emerging markets currencies. Positive import and export data from China, in addition to the strong performance of Polish and Greek stocks, helped to offset concerns about Russian equities.

In March 2014, global equities produced mixed results. The S&P 500® Index gained 0.84% after reaching a new record high mid-month, amid robust merger and acquisition and initial public offering activity. The MSCI Emerging Markets Index also gained, returning 3.09% for the month, as a rebound in Latin American equity markets and positive sentiment about India’s election led to a rally. Conversely, the MSCI EAFE Index retreated in March 2014, declining 0.64%. Despite disappointing corporate earnings and

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The MSCI EAFE Index is an unmanaged index designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[4]	The MSCI Japan Index is an unmanaged index designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[5]	The MSCI Emerging Markets Index (MSCI EM) is an unmanaged index designed to measure equity market performance of emerging markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

signs of deflation, European equities were up, while Japanese equities continued to underperform on bearish sentiment in advance of an increase in Japan’s consumption tax.

Global equities were modestly positive in April 2014 as investors were buoyed by bullish sentiment, with a number of developed equity markets starting the month at or near record highs. The S&P 500® Index gained 0.74%, as consumer and business sentiment improved and initial jobless claims fell to a post-financial crisis low. The MSCI EAFE Index declined sharply at the start of the month but rallied back on positive European economic data to finish April 2014 1.45% higher. The MSCI Emerging Markets Index also gained modestly, returning 0.37%, as broadly strong performance across Asian markets was offset by geopolitical concerns from Russia and India and weak economic data from China. Conversely, the MSCI Japan Index declined 3.37% following the implementation of the much anticipated consumption tax increase.

Developed equity market indices ended the month of May 2014 at or near record highs against a backdrop of low volatility in the global financial markets. Momentum in U.S. stocks continued, with the S&P 500® Index gaining 2.35% in May 2014. U.S. market volatility also fell to its lowest level since 2007 as U.S. economic data continued to show signs of recovery, particularly in the labor and housing markets. The MSCI EAFE Index rose 1.62%, buoyed by bullish sentiment about mergers and acquisition activity. Meanwhile, the MSCI Japan Index rebounded in anticipation of further action from the Bank of Japan to boost investment sentiment after the consumption tax increase. The MSCI Emerging Markets Index was up 3.51% in May 2014, as political stability improved in India and Russia.

The S&P 500® Index continued to make fresh highs through June 2014 amid encouraging economic data. However, first calendar quarter U.S. economic growth was revised downward as a result of a drop in private consumption, which was attributed to severe winter weather. Japanese stocks rallied sharply during the month, with the MSCI Japan Index gaining 4.79% in June 2014, as the consumption tax drove the biggest year over year increase in inflation in more than 20 years. Emerging market equities benefited from the strong performance of the BRICS (Brazil, Russia, India, China and South Africa) markets, with the MSCI Emerging Markets Index rising 2.70%. The MSCI EAFE Index was also modestly higher, up 0.96%, on positive investor sentiment.

In the global fixed income markets, government bond yields, including longer maturity U.S. Treasury yields, declined in January and February 2014. Government bond yields were also pressured by investor risk aversion, largely due to geopolitical conflict between Russia and Ukraine. In January 2014, U.S. unemployment data showed disappointing nonfarm payroll growth. Federal Reserve (“Fed”) Chair Yellen said the Fed would adhere to its plan to scale back its quantitative easing program unless there is a “significant change” in the economic outlook. In March 2014, the Fed projected a slightly sooner than anticipated timetable for policy tightening and dropped the language regarding the 6.5% unemployment threshold as a condition for raising interest rates, pushing U.S. Treasury yields higher at the end of the first calendar quarter.

During the second quarter of 2014, as mentioned previously, the U.S. revised first calendar quarter economic growth downward. Meanwhile, the European Central Bank raised the possibility of additional monetary policy intervention to stimulate the weak Eurozone economy. Signs of slowing economic growth in the U.S. and Eurozone sparked a rally among U.S. Treasury securities and German government bonds. Yields were pushed lower, with the yield on the benchmark 10-year U.S. Treasury closing as low as 2.44% during the second calendar quarter. Meanwhile, Japan reported its first calendar quarter economic growth had increased by 5.9%, spurred by the consumption tax increase in April, which had led many consumers to speed up spending. Yields on Japanese government bonds, which had increased slightly in the first calendar quarter, declined in the second calendar quarter after the consumption tax was implemented in April 2014.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund seeks to achieve its objective by investing in financial instruments that provide exposure to the various underlying global equity and fixed income indices that comprise the GS Global Markets Navigator Index. By dynamically allocating across global asset classes, using a momentum-based methodology, the Fund seeks to manage risk and enhance long-term returns in changing market environments.

Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing the Fund, we use a methodology that evaluates historical three-, six- and nine-month returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes include, within the equities category, U.S. large-cap, U.S. small-cap, Europe, Japan, emerging markets and U.K. stocks. Within the fixed income category, the Fund may allocate assets to U.S., European and Japanese fixed income securities. The analysis of these asset classes drives the aggregate allocations of the Fund over time. We believe market price momentum — either positive or negative —has significant predictive power.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

During the first quarter of 2014, the Fund was hampered by its significant allocation to global equities, as global stocks retreated early in the quarter, with its position in Japanese equities detracting most. This was offset somewhat by the Fund’s allocation to Japanese government bonds, which contributed positively. Near the end of the first calendar quarter, global equities and global fixed income performed well, and the Fund benefited from its allocations to European equities and U.S. small-cap stocks as well as to Japanese and German government bonds.

During the second quarter of 2014, as U.S. equities outpaced most other global equity markets, the Fund’s allocation to U.S. large-cap stocks added to performance. The Fund’s exposure to European equities and emerging markets equities, which performed strongly in the second calendar quarter, also enhanced returns. In addition, the Fund’s exposure to German government bonds and U.S. Treasury securities contributed positively. Conversely, the Fund’s allocation to U.S. small-cap equities hurt performance.

For the Reporting Period overall, the Fund’s allocation to Japanese equities detracted most from relative performance. The Fund benefited from its exposure to U.S. large-cap equities, emerging markets equities and European equities. Its exposure to German, U.S. and Japanese government bonds also contributed positively.

How did volatility affect the Fund during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, for the Reporting Period overall, the Fund’s actual volatility (annualized, using daily returns) was 7.22% versus the S&P 500® Index’s annualized volatility of 10.51%. Throughout the Reporting Period, the Fund’s 90-day realized volatility did not exceed our 10% volatility control.

How was the Fund positioned during the Reporting Period?

During the Reporting Period, we tactically managed the Fund’s allocations across equity and fixed income markets based on the momentum and volatility of these asset classes. Because of the strong momentum and exceptionally low volatility in most global equity markets, the Fund held an average allocation to equities of 71% of its total net assets during the Reporting Period. The Fund had an average allocation to fixed income of 27% of its total net assets and to cash of 2% of its total net assets during the Reporting Period.

When the Reporting Period began, the Fund’s total assets were allocated 79% to equities, 11% to fixed income and 10% to cash. As mentioned previously, global equity markets performed poorly at the beginning of the Reporting Period. In response, we reduced the Fund’s allocation to global equities and cash in February 2014, while significantly increasing its allocation to fixed income. In March 2014, we reduced the Fund’s allocation to global equities, while modestly increasing its allocation to fixed income and shifting the Fund’s cash position to neutral. Within equities, we increased the Fund’s exposure to U.S. large-cap stocks, European stocks and U.K. stocks because of what we considered the strong medium-term to long-term momentum in those markets. We significantly reduced the Fund’s allocation to Japanese equities due to weak short-term momentum in the Japanese stock market. Within fixed income, we doubled the Fund’s exposure to German government bonds, and added a modest allocation to U.S. Treasury securities based on our view that both market segments had strong short- and medium-term momentum. At the same time, we halved our allocation to Japanese government bonds.

In April 2014, we shifted the Fund to a neutral position in U.K. and Japanese equities because of the weak short-term momentum in those markets. We significantly increased the Fund’s exposure to U.S. Treasury securities as a result of strong short-term momentum in the U.S. Treasury market. Also, we slightly increased the Fund’s exposure to German government bonds while further reducing its allocation to Japanese government bonds. In May 2014, we increased the Fund’s allocation to global equities because of improving momentum across most world equity markets. At the same time, we decreased the Fund’s exposure to global fixed income and maintained a neutral position in cash. We increased the Fund’s exposure to U.S. large-cap stocks, European stocks and U.K. stocks. We also added an allocation to emerging markets equities because of strong short-term momentum in that asset class. In addition, during May 2014, we maintained the Fund’s exposure to German government bonds and shifted to a neutral position in both U.S. Treasury securities and Japanese government bonds. During June 2014, we maintained the Fund’s large allocation to global equities because of strong momentum across most world equity markets. We increased its exposure to European equities and emerging markets equities as a result of strong short-term momentum in both markets. We also maintained the Fund’s neutral position in Japanese equities and eliminated its modest exposure to U.S. small-cap stocks. In addition, we modestly increased the Fund’s allocation to German government bonds during June 2014.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to non-U.S. developed market equities, including those in Europe and Japan, as well as to gain exposure to non-U.S. fixed income.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, we maintained the Fund’s large allocation to global equities because of strong momentum across most equities markets and had modestly reduced the Fund’s exposure to global fixed income. Within equities, we increased exposure to U.S. large-cap equities and added allocations to U.S. small-cap equities and Japanese equities as a result of strong short-term momentum. In addition, we slightly decreased the Fund’s allocation to emerging markets equities and European stocks. We also eliminated its position in U.K. equities. Within fixed income, we modestly decreased the Fund’s allocation to German government bonds. The Fund had minimal exposure to U.S. Treasury securities and no exposure to Japanese government bonds at the end of the Reporting Period.

Going forward, we intend to position the Fund to provide exposure to price momentum from among nine underlying asset classes, while dynamically managing the volatility, or risk, of the overall portfolio. When volatility increases, our goal is to preserve capital by moving the Fund into less volatile assets such as fixed income. When we believe the financial markets have become more stable, we expect to allocate a greater portion of the Fund’s assets to equities. There is no guarantee the Fund’s dynamic management strategy will cause it to achieve its investment objective.

6

FUND BASICS

Global Markets Navigator Fund

as of June 30, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/14	One Year	Since Inception	Inception Date
Institutional	N/A	6.50%	10/16/13
Service	10.02%	9.18	4/16/12

[1]	Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.86%	1.14%
Service	1.09	1.56

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets (excluding investments in the securities lending reinvestment vehicle, if any). Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.
[4]	“Agency Debentures” include agency securities offered by companies such as Federal Home Loan Bank and Federal Home Loan Mortgage Corporation, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures(a) – 16.8%
FHLMC
$15,794,000	0.000%	10/16/14	$15,791,646
FNMA
15,417,000	0.000	07/30/14	15,416,630

TOTAL AGENCY DEBENTURES
(Cost $31,206,139)			$31,208,276

Shares	Description		Value
Exchange Traded Funds – 45.1%
736,238	iShares MSCI Emerging Markets ETF		$31,827,569
289,054	Vanguard S&P 500 ETF		51,864,959

TOTAL EXCHANGE TRADED FUNDS
(Cost $77,107,258)			$83,692,528

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – 10.2%
United States Treasury Bill(a)
$18,532,000	0.000%	08/28/14	$18,531,407
United States Treasury Note
412,000	3.125	05/15/21	439,917

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $18,971,061)			$18,971,324

Shares	Distribution Rate	Value
Investment Company(b)(c) – 34.7%
Goldman Sachs Financial Square Government Fund — FST Shares
64,400,171	0.006%	$64,400,171
(Cost $64,400,171)

TOTAL INVESTMENTS – 106.8%
(Cost $191,684,629)		$198,272,299

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.8)%		(12,543,616)

NET ASSETS – 100.0%		$185,728,683

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2014.

Investment Abbreviations:
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	1,243	September 2014	$55,009,930	$(739,973)
Euro-Bund	163	September 2014	32,812,029	365,831
FTSE 100 Index	76	September 2014	8,728,756	(3,712)
TOTAL				$(377,854)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $127,284,458)	$133,872,128
Investments in affiliated issuer, at value (cost $64,400,171)	64,400,171
Cash	280,495
Receivables:
Collateral on certain derivative contracts(a)	4,969,685
Fund shares sold	520,935
Dividends and interest	252,747
Variation margin on certain derivative contracts	108,860
Reimbursement from investment adviser	100,591
Other assets	6,646
Total assets	204,512,258

Liabilities:
Payables:
Investments purchased	18,531,567
Amounts owed to affiliates	153,009
Fund shares redeemed	26,802
Accrued expenses	72,197
Total liabilities	18,783,575

Net Assets:
Paid-in capital	173,912,882
Undistributed net investment income	162,698
Accumulated net realized gain	5,439,724
Net unrealized gain	6,213,379
NET ASSETS	$185,728,683
Net Assets:
Institutional	$144,327
Service	185,584,356
Total Net Assets	$185,728,683
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	12,203
Service	15,698,550
Net asset value, offering and redemption price per share:
Institutional	$11.83
Service	11.82

(a) Represents segregated cash of $4,969,685 relating to collateral on futures transactions.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

Investment income:
Dividends — unaffiliated issuer	$726,730
Interest	133,709
Securities lending income — affiliated issuer	15,398
Dividends — affiliated issuer	1,226
Total investment income	877,063

Expenses:
Management fees	625,343
Distribution and Service fees — Service Class	197,818
Professional fees	79,816
Printing and mailing costs	43,960
Custody, accounting and administrative services	25,288
Transfer Agent fees(a)	15,830
Trustee fees	12,859
Other	9,421
Total expenses	1,010,335
Less — expense reductions	(199,897)
Net expenses	810,438
NET INVESTMENT INCOME	66,625

Realized and unrealized gain (loss):
Net realized gain from:
Investments	1,696,451
Futures contracts	3,814,744
Foreign currency transactions	19,996
Net change in unrealized gain (loss) on:
Investments	1,978,543
Futures contracts	(1,847,523)
Foreign currency translation	(1,499)
Net realized and unrealized gain	5,660,712
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,727,337

(a) Institutional and Service Shares has Transfer Agent fees of $6 and & 15,824, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income (loss)	$66,625	$(141,146)
Net realized gain	5,531,191	2,956,011
Net change in unrealized gain	129,521	5,738,586
Net increase in net assets resulting from operations	5,727,337	8,553,451

Distributions to shareholders:
From net investment income
Institutional Shares(a)	—	(45)
Service Shares	—	(57,983)
From net realized gains
Institutional Shares(a)	—	(623)
Service Shares	—	(3,170,038)
Total distributions to shareholders	—	(3,228,689)

From share transactions:
Proceeds from sales of shares	53,430,175	110,493,138
Reinvestment of distributions	—	3,228,689
Cost of shares redeemed	(9,570,325)	(8,894,669)
Net increase in net assets resulting from share transactions	43,859,850	104,827,158
TOTAL INCREASE	49,587,187	110,151,920

Net assets:

Beginning of period	136,141,496	25,989,576
End of period	$185,728,683	$136,141,496
Undistributed net investment income	$162,698	$96,073

(a) Institutional Shares commenced operations on October 16, 2013.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - Institutional	$11.46	$0.04	(d)	$0.33	$0.37	$—	$—	$—	$11.83	3.23%	$144	0.77	%(e)	1.13	%(e)	0.75	%(d)(e)	158%
2014 - Service	11.47	—	(d)(f)	0.35	0.35	—	—	—	11.82	3.05	185,584	1.02	(e)	1.28	(e)	0.08	(d)(e)	158

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2013 - Institutional (Commenced October 16, 2013)	11.41	0.01		0.34	0.35	(0.02)	(0.28)	(0.30)	11.46	3.17	26	0.81	(e)	1.09	(e)	0.33	(e)	195
2013 - Service	10.36	(0.02)		1.42	1.40	(0.01)	(0.28)	(0.29)	11.47	13.57	136,116	1.04		1.51		(0.21)		195

FOR THE PERIOD ENDED DECEMBER 31,
2012 - Service (Commenced April 16, 2012)	10.00	0.02		0.35	0.37	—	(0.01)	(0.01)	10.36	3.74	25,990	1.04	(e)	4.21	(e)	0.27	(e)	300

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.54% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements

June 30, 2014 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Markets Navigator Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.  INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

3.  INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in any money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Agency Debentures	$—	$31,208,276	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	18,971,324	—	—
Exchange Traded Funds	83,692,528	—	—
Investment Company	64,400,171	—	—
Total	$167,064,023	$31,208,276	$—

Derivative Type
Assets(a)
Futures Contracts	$365,831	$—	$—
Liabilities(a)
Futures Contracts	$(743,685)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2014. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	—	$—	Variation margin on certain derivative contracts	$743,685
Interest Rate	Variation margin on certain derivative contracts	365,831	—	—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

4.    INVESTMENTS IN DERIVATIVES (continued)

These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$2,828,321	$(2,477,155)	999
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	986,423	629,632	135

(a)	Average number of contracts is based on the average of month end balances for the period ended June 30, 2014.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.74	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectuses. This waiver will be effective through at least April 30, 2015 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on the management rate before and after the waiver had been adjusted, if applicable. For the six months ended June 30, 2014, GSAM waived $37,508 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2014, GSAM reimbursed $161,993 to the Fund. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2014, custody fee credits were $396.

As of June 30, 2014, the amounts owed to affiliates of the Fund were $112,541, $37,469, and $2,999 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2014, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — The following table provides information about the investment in shares of a fund of which the Fund is an affiliate for the six months ended June 30, 2014:

Name of Affiliated Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period	Dividend Income
Goldman Sachs Financial Square Government Fund	49,080,417	136,042,329	(120,722,575)	64,400,171	$64,400,171	$1,226

As of June 30, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 18.4% of the Institutional Class of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2014, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations
$56,116,734	$78,408,857	$56,080,830	$55,966,746

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund, may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

7.    SECURITIES LENDING (continued)

collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2014, is reported under Investment Income on the Statement of Operations. For the six months ended June 30, 2014, GSAL earned $1,670 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Money Market Fund for the six months ended June 30, 2014:

Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
$14,049,375	41,547,275	(55,596,650)	—	$—

8.    TAX INFORMATION

As of December 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$191,771,096
Gross unrealized gain	6,587,830
Gross unrealized loss	(86,627)
Net unrealized security gain	$6,501,203

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

9.    OTHER RISKS (continued)

Large Shareholder Redemptions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Industry Concentration Risk — The Fund will not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares(a)
Shares sold	9,952	$114,181	2,192	$25,006
Reinvestment of distributions	—	—	59	668
	9,952	114,181	2,251	25,674
Service Shares
Shares sold	4,669,823	53,315,994	9,863,268	110,468,132
Reinvestment of distributions	—	—	287,191	3,228,021
Shares redeemed	(837,423)	(9,570,325)	(793,971)	(8,894,669)
	3,832,400	43,745,669	9,356,488	104,801,484
NET INCREASE	3,842,352	$43,859,850	9,358,739	$104,827,158

(a)	Institutional shares commenced operations on October 16, 2013.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Fund Expenses — Six Month Period Ended June 30, 2014 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/14	Ending Account Value 6/30/14		Expenses Paid for the 6 Months Ended 6/30/14*
Institutional
Actual	$1,000	$1,082.30		$3.41
Hypothetical 5% return	1,000	1,021.52	+	3.31
Service
Actual	1,000	1,081.60		4.49
Hypothetical 5% return	1,000	1,020.48	+	4.36

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.77% and 1.02% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Markets Navigator Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and to limit certain expenses of the Fund that exceed a specified level;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2014. The information on the Fund’s investment performance was provided for the one-year period ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over the relevant period relative to its performance benchmark. As part of this review, they reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

They noted that the Fund’s Service Shares had placed in the second quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2014.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a one-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.79%
Next $1 billion	0.71
Next $3 billion	0.68
Next $3 billion	0.66
Over $8 billion	0.65

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2015.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr. Diana M. Daniels	Scott M. McHugh, Principal Financial Officer and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Global Markets Navigator Equity Fund.

© 2014 Goldman Sachs. All rights reserved.

VITNAVSAR-14/136310.MF.MED.TMPL/8/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Semi-Annual Report

June 30, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Investment Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 8.98% and 8.82%, respectively. These returns compare to the 8.28% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 7.14% during the Reporting Period, enjoying a sixth consecutive quarterly gain, a stretch not seen since 1998. After a weak January 2014, U.S. equities rallied through the remainder of the Reporting Period, with the S&P 500® Index continuing to make new highs through the end of June 2014 amidst low volatility.

Economic data was slightly disappointing early in the Reporting Period. The housing market maintained its recovery, but the labor market remained weaker than expected. Additionally, fourth quarter 2013 Gross Domestic Product (“GDP”) was revised down to an annualized rate of 2.4% from 3.2%. The Federal Reserve (the “Fed”) reduced its asset purchases each month beginning in January 2014 and suggested a more hawkish stance in March 2014, dropping the threshold of 6.5% unemployment as a condition for raising interest rates. Fed Chair Yellen implied that interest rates could start to increase six months after the asset purchase program ends. Many U.S. corporate earnings announcements reflected top-line growth, though overall management guidance for 2014 was less optimistic than consensus.

During the second quarter of 2014, first quarter 2014 GDP was revised down to a contraction of 2.9%, largely due to disruption from severe winter weather. However, other economic data suggested the economy is improving. U.S. non-farm payrolls added 217,000 jobs in May 2014, and the national manufacturing Purchasing Managers Index (“PMI”), which rose to 56.4 in May 2014 from 55.4 in April 2014, showed the strongest reading in the past three months.

For the Reporting Period overall, all ten sectors within the S&P 500® Index were up, with the utilities, energy and health care sectors posting the largest gains in absolute terms. The top-weighted information technology sector was the largest positive contributor (weight times performance) to S&P 500® Index returns. The energy sector particularly benefited as oil prices climbed higher. Information technology and health care stocks benefited significantly from a robust merger and acquisition market. Conversely, consumer discretionary, industrials, telecommunication services and financials were the weakest sectors, though, as indicated, each still generated positive returns.

All segments of the U.S. equity market advanced during the Reporting Period, with mid-cap stocks, as measured by the Russell Midcap® Index, gaining most, followed by large-cap stocks and then at some distance by small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively. Large-cap stocks were most successful relative to small-caps in the information technology sector. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Overall, stock selection had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Effective stock selection in the health care, energy and consumer staples sectors contributed most positively to the Fund’s performance relative to the Russell Index. Only partially offsetting these positive contributors was stock selection in the financials, industrials and information technology sectors, which detracted. Having an underweighted allocation to utilities, which was the best performing sector in the Russell Index during the Reporting Period, and an overweighted exposure to consumer discretionary, which lagged the Russell Index during the Reporting Period, hurt as well.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

What were some of the Fund’s best-performing individual stocks?

Relative to the Russell Index, the Fund benefited most from positions in Devon Energy, Keurig Green Mountain and Halliburton.

Oil and gas exploration and production company Devon Energy was the top contributor to the Fund’s performance during the Reporting Period. In late February 2014, Devon Energy completed its acquisition of 82,000 acres in the Eagle Ford Shale from GeoSouthern Energy for $6 billion. Devon Energy’s management stated that it expects production from these assets to grow at a compounded annual rate of 25% over the next several years. The company also stated it plans to invest $1.1 billion in Eagle Ford Shale this year and expects to drill more than 200 wells. Many analysts believe the acquisition may be accretive to company earnings. Shares of the company also rose on reports of solid first quarter 2014 results, including improved production execution in the Permian Basin. At the end of June 2014, Linn Energy announced it had purchased $2.3 billion worth of oil and natural gas production assets from Devon Energy, comprised of all of Devon Energy’s non-core U.S. oil and gas properties. The sale is widely expected to allow Devon Energy to streamline its portfolio and bolster its balance sheet.

Specialty coffee and coffeemaker company Keurig Green Mountain was a top contributor to the Fund’s performance during the Reporting Period. Its shares rose following the announcement that Coca-Cola purchased a 10% stake in the company and entered into a 10-year agreement to develop Coke brand products for the Keurig Cold beverage system. The company also benefited from exposure to the Starbucks, Dunkin, Folgers and Costco brands. Further, shareholders approved the company’s official name change to Keurig Green Mountain from Green Mountain Coffee Roasters, recognizing the value that Keurig has brought to the overall franchise and creating a powerful corporate identity. Following the stock’s strong recent performance, we sold the Fund’s position in Keurig Green Mountain during the Reporting Period, taking profits.

Oilfield services provider Halliburton contributed positively to the Fund’s performance during the Reporting Period. Its shares benefited from a rise in oil prices, especially during the first quarter of 2014, and as investors became more optimistic about growth in 2014 oil services budgets, particularly in North America. Its shares moved higher again after the firm reported first quarter 2014 earnings that showed strong top- and bottom-line growth. The strongest area of growth was its completion and production segment. The firm also provided guidance to grow earnings per share by 25% in the second quarter of 2014. Its $500 million share repurchase during the second calendar quarter was also received well by investors.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in diversified banking institution Citigroup, diversified industrials and financials conglomerate General Electric and diversified financial services firm Prudential Financial.

Shares of Citigroup traded lower in late March 2014 after the Fed rejected its capital return plan. We believed Citigroup would be one of the best capitalized banks in a stressful economic scenario. However, the Fed cited qualitative concerns, in particular a lack of progress in making improvements to the bank’s capital planning processes, as reasons for the rejection. Citigroup’s shares subsequently rallied after it reported first quarter 2014 revenue and earnings that exceeded estimates. However, in June 2014, shares declined again when the U.S. Department of Justice (“DOJ”) indicated it may sue Citigroup over the bank’s sale of residential mortgage-backed securities during the financial crisis, after negotiations to resolve the matter broke down. According to media sources, Citigroup had offered to pay less than $4 billion to settle the investigation, while the DOJ was seeking upwards of $10 billion.

Following an exceptionally strong year for the stock in 2013, shares of General Electric pulled back in early 2014, primarily on concerns about slower global GDP growth and its impact on the industrials sector. Its shares received a lift in April 2014 after the company reported earnings per share above consensus estimates. In June 2014, General Electric reached a deal to acquire Alstom, a French electricity and rail transport firm. General Electric also announced the sale of its consumer finance business, which should allow it to focus more on its higher margin businesses. We viewed both of these transactions positively.

Shares of Prudential Financial pulled back during the first quarter of 2014 following strong performance in 2013, driven by a combination of weak capital markets and a decline in interest rates, which was seen widely as a negative for some financials stocks. In May 2014, Prudential Financial reported first quarter 2014 earnings that were better than expected, driven by strong demand for its retirement services, partially offsetting earlier losses. In June 2014, the company’s board authorized the repurchase of up to $1.0 billion of its outstanding common stock between July 1, 2014 and June 30, 2015. At the end of the Reporting Period, we continued to believe the company’s lines of insurance, savings and other retirement products provided it with attractive growth prospects to serve aging populations in the U.S. and abroad.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a Fund position in Medtronic, a medical device company that manufactures and sells cardiac, vascular and restorative therapy related products. In our view, shares of Medtronic were undervalued at the time of purchase and did not fully reflect the company’s potential for revenue growth acceleration or its net cash position and history of strong return of free cash flow. Furthermore, we anticipate a potential acceleration of Medtronic’s top-line growth from a combination of new product introductions in 2015, growth trends in emerging markets and modest growth assumptions in the U.S. and Europe.

We established a Fund position in Kroger, which is currently the largest grocery chain in the U.S., with the majority of its stores located in the West and South. In our view, Kroger has consistently been able to gain share, driven by a focus on low prices, high convenience and healthy choices. Its margins appear to us to have stabilized and, in our view, may begin to expand following many years of investment to improve its competitive positioning. We also believe its acquisition of Harris Teeter Supermarkets could provide synergies and boost its earnings per share in the coming years. We believe further industry consolidation could be beneficial for the company due it its strong market share and stable cash flows.

During the Reporting Period, SLM, commonly known as Sallie Mae, a student loan provider, spun off its education loan management unit, Navient, creating two separate entities. Following the spin-off, the market capitalization of SLM moved under $4 billion. As such, we believe the stock is no longer appropriate for the Fund, and thus we exited the position.

We sold the Fund’s position in BP, one of the largest integrated oil companies in the world. Shares of BP performed well during February 2014 after announcing solid fourth calendar quarter results due to strong execution. In line with our thesis, BP’s management continued its course of shareholder-friendly actions, including its commitment to an $8 billion share repurchase program. We ultimately exited the position in favor of names with what we considered to have better risk/reward profiles.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we believe may outperform and underweighting those that we think may lag. Consequently, changes in its industry and sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to telecommunication services increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in health care and industrials decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2014, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities and financials and was rather neutrally weighted to the Russell Index in consumer staples, energy, health care, industrials, materials and telecommunication services.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed U.S. equities had further upside potential should the U.S. economy accelerate. We believe real earnings growth may well serve as a fundamental driver of performance going forward. In our view, U.S. corporate fundamentals are strong, evidenced by both healthy balance sheets and earnings resilience, and should provide companies with a number of options to increase shareholder value. While we acknowledge the potential for headwinds remains, such as geopolitical risks, we ultimately remain constructive on the direction of U.S. equity markets and believe there are ample tailwinds, including the strengthening U.S. housing and employment markets, which should continue to provide a favorable backdrop for U.S. equities. Looking forward, we believe that should the U.S. economy improve, companies are likely to reinvest for future growth by increasing capital expenditures, research and development, hiring, and merger and acquisition activity rather than keeping excess cash on balance sheets. From a valuation perspective, U.S. equities remained, at the end of the Reporting Period, reasonably valued relative to history and inexpensive relative to fixed income. We believe a forward-looking analysis is critical in this investing environment, and we believe stock selection will be increasingly important as areas of the market become fully valued.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies, such as

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Index Definitions

The Russell Midcap Index® measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index® is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index® is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 1000 Index® measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 1000 Index® is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000 Index® measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The S&P 500 Index® is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The MSCI EAFE Index® (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE® Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

6

FUND BASICS

Large Cap Value Fund

as of June 30, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	25.89%	16.63%	7.14%	5.06%	1/12/98
Service	25.61	16.30	N/A	3.99	7/24/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.75%	0.79%
Service	1.00	1.04

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/143

Holding	% of Net Assets	Line of Business
General Electric Co.	4.8%	Capital Goods
Exxon Mobil Corp.	4.7	Energy
Devon Energy Corp.	3.7	Energy
Pfizer, Inc.	3.3	Pharmaceuticals, Biotechnology & Life Sciences
Bank of America Corp.	3.3	Banks
JPMorgan Chase & Co.	3.2	Banks
American International Group, Inc.	3.0	Insurance
Citigroup, Inc.	2.6	Banks
Apache Corp.	2.4	Energy
EMC Corp.	2.3	Technology Hardware & Equipment

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2014

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – 98.9%
Banks – 11.1%
2,533,326	Bank of America Corp.	$38,937,221
664,935	Citigroup, Inc.	31,318,439
661,173	JPMorgan Chase & Co.	38,096,788
284,698	SunTrust Banks, Inc.	11,405,002
226,708	Wells Fargo & Co.	11,915,772

		131,673,222

Capital Goods – 7.3%
2,143,862	General Electric Co.	56,340,693
212,299	Textron, Inc.	8,128,929
173,402	The Boeing Co.	22,061,937

		86,531,559

Commercial & Professional Services – 1.1%
296,055	Waste Management, Inc.	13,242,540

Consumer Durables & Apparel – 0.7%
225,927	Toll Brothers, Inc.*	8,336,706

Consumer Services – 1.5%
309,328	MGM Resorts International*	8,166,259
114,844	Starwood Hotels & Resorts Worldwide, Inc.	9,281,692

		17,447,951

Diversified Financials – 6.0%
102,139	Ameriprise Financial, Inc.	12,256,680
252,331	Capital One Financial Corp.	20,842,540
206,975	Franklin Resources, Inc.	11,971,434
345,172	Morgan Stanley	11,159,411
798,660	Navient Corp.	14,144,269

		70,374,334

Energy – 13.8%
284,840	Apache Corp.	28,660,601
545,263	Devon Energy Corp.	43,293,882
549,664	Exxon Mobil Corp.	55,340,171
249,208	Halliburton Co.	17,696,260
394,787	Southwestern Energy Co.*	17,958,861

		162,949,775

Food & Staples Retailing – 2.0%
480,530	The Kroger Co.	23,752,598

Food, Beverage & Tobacco – 2.7%
71,121	Anheuser-Busch InBev NV ADR	8,174,648
404,273	ConAgra Foods, Inc.	11,998,822
321,368	Tyson Foods, Inc. Class A	12,064,155

		32,237,625

Health Care Equipment & Services – 4.8%
104,775	Covidien PLC	9,448,609
408,101	Medtronic, Inc.	26,020,520
261,062	UnitedHealth Group, Inc.	21,341,819

		56,810,948

Common Stocks – (continued)
Household & Personal Products – 2.1%
228,482	The Estee Lauder Companies, Inc. Class A	$16,967,073
105,262	The Procter & Gamble Co.	8,272,541

		25,239,614

Insurance – 7.3%
645,060	American International Group, Inc.	35,207,375
473,077	Hartford Financial Services Group, Inc.	16,940,887
143,165	MetLife, Inc.	7,954,248
300,455	Prudential Financial, Inc.	26,671,390

		86,773,900

Materials – 2.4%
96,390	Celanese Corp. Series A	6,195,949
164,104	Eastman Chemical Co.	14,334,485
148,559	The Dow Chemical Co.	7,644,846

		28,175,280

Media – 4.1%
246,298	CBS Corp. Class B	15,304,958
506,205	Liberty Global PLC Series C*	21,417,534
141,958	Viacom, Inc. Class B	12,312,017

		49,034,509

Pharmaceuticals, Biotechnology & Life Sciences – 8.9%
174,609	Celgene Corp.*	14,995,421
192,283	Eli Lilly & Co.	11,954,234
284,982	Merck & Co., Inc.	16,486,209
301,946	Mylan, Inc.*	15,568,336
1,327,246	Pfizer, Inc.	39,392,661
69,843	Vertex Pharmaceuticals, Inc.*	6,612,735

		105,009,596

Real Estate Investment Trust – 1.2%
101,429	AvalonBay Communities, Inc.	14,422,189

Retailing – 3.9%
124,781	Expedia, Inc.	9,827,751
264,966	L Brands, Inc.	15,542,906
496,784	The Gap, Inc.	20,651,311

		46,021,968

Semiconductors & Semiconductor Equipment – 2.9%
756,853	Intel Corp.	23,386,758
318,342	Maxim Integrated Products, Inc.	10,763,143

		34,149,901

Software & Services – 4.3%
98,732	Citrix Systems, Inc.*	6,175,687
265,108	eBay, Inc.*	13,271,306
22,713	Google, Inc. Class A*	13,279,610
420,949	Microsoft Corp.	17,553,573

		50,280,176

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware & Equipment – 4.6%
185,327	Apple, Inc.	$17,222,438
417,146	Cisco Systems, Inc.	10,366,078
1,035,092	EMC Corp.	27,264,323

		54,852,839

Telecommunication Services – 2.0%
474,710	Verizon Communications, Inc.	23,227,560

Transportation – 1.1%
209,105	C.H. Robinson Worldwide, Inc.	13,338,808

Utilities – 3.1%
338,784	FirstEnergy Corp.	11,762,581
86,523	NextEra Energy, Inc.	8,866,877
325,369	PG&E Corp.	15,624,219

		36,253,677

TOTAL INVESTMENTS – 98.9%
(Cost $906,429,580)		$1,170,137,275

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		12,657,488

NET ASSETS – 100.0%		$1,182,794,763

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets:
Investments, at value (cost $906,429,580)	$1,170,137,275
Cash	18,589,638
Receivables:
Investments sold	19,936,120
Dividends	1,301,727
Fund shares sold	209,714
Reimbursement from investment adviser	76,441
Other assets	121,909
Total assets	1,210,372,824

Liabilities:
Payables:
Investments purchased	17,755,285
Fund shares redeemed	8,833,984
Amounts owed to affiliates	879,641
Accrued expenses	109,151
Total liabilities	27,578,061

Net Assets:
Paid-in capital	805,833,389
Undistributed net investment income	8,191,731
Accumulated net realized gain	105,061,948
Net unrealized gain	263,707,695
NET ASSETS	$1,182,794,763
Net Assets:
Institutional	$372,987,009
Service	809,807,754
Total Net Assets	$1,182,794,763
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	27,191,932
Service	59,165,661
Net asset value, offering and redemption price per share:
Institutional	$13.72
Service	13.69

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

Investment income:

Dividends	$11,318,355

Expenses:
Management fees	4,234,914
Distribution and Service fees — Service Class	977,540
Transfer Agent fees(a)	114,338
Printing and mailing costs	55,540
Custody, accounting and administrative services	42,776
Professional fees	36,663
Trustee fees	12,885
Other	24,607
Total expenses	5,499,263
Less — expense reductions	(268,042)
Net expenses	5,231,221
NET INVESTMENT INCOME	6,087,134

Realized and unrealized gain (loss):
Net realized gain from investments (including commissions recaptured of $70,969)	92,563,315
Net change in unrealized loss on investments	(147,610)
Net realized and unrealized gain	92,415,705
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$98,502,839

(a) Institutional and Service Shares had Transfer Agent fees of $36,141 and $78,197, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income	$6,087,134	$11,427,742
Net realized gain	92,563,315	142,897,821
Net change in unrealized gain (loss)	(147,610)	173,069,369
Net increase in net assets resulting from operations	98,502,839	327,394,932

Distributions to shareholders:
From net investment income
Institutional Shares	—	(4,254,465)
Service Shares	—	(7,134,156)
From net realized gains
Institutional Shares	—	(40,647,036)
Service Shares	—	(86,993,768)
Total distributions to shareholders	—	(139,029,425)

From share transactions:
Proceeds from sales of shares	26,457,108	69,381,064
Reinvestment of distributions	—	139,029,425
Cost of shares redeemed	(104,959,409)	(320,236,241)
Net decrease in net assets resulting from share transactions	(78,502,301)	(111,825,752)
TOTAL INCREASE	20,000,538	76,539,755

Net assets:

Beginning of period	1,162,794,225	1,086,254,470
End of period	$1,182,794,763	$1,162,794,225
Undistributed net investment income	$8,191,731	$2,104,597

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - Institutional	$12.59	$0.08		$1.05	$1.13	$—	$—	$—	$13.72	8.98%	$372,987	0.74	%(d)	0.79	%(d)	1.23	%(d)	37%
2014 - Service	12.58	0.06		1.05	1.11	—	—	—	13.69	8.82	809,808	0.99	(d)	1.04	(d)	0.99	(d)	37

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional	10.76	0.14		3.39	3.53	(0.16)	(1.54)	(1.70)	12.59	33.23	370,241	0.75		0.79		1.15		86
2013 - Service	10.75	0.11		3.39	3.50	(0.13)	(1.54)	(1.67)	12.58	32.93	792,553	1.00		1.04		0.91		86
2012 - Institutional	9.39	0.15		1.64	1.79	(0.15)	(0.27)	(0.42)	10.76	19.07	351,677	0.77		0.78		1.40		120
2012 - Service	9.38	0.12		1.64	1.76	(0.12)	(0.27)	(0.39)	10.75	18.77	734,577	1.02		1.03		1.15		120
2011 - Institutional	10.24	0.14	(e)	(0.86)	(0.72)	(0.13)	—	(0.13)	9.39	(7.05)	421,560	0.78		0.79		1.39	(e)	91
2011 - Service	10.23	0.12	(e)	(0.87)	(0.75)	(0.10)	—	(0.10)	9.38	(7.27)	857,659	1.03		1.04		1.23	(e)	91
2010 - Institutional	9.28	0.10		0.94	1.04	(0.08)	—	(0.08)	10.24	11.20	507,146	0.80		0.80		1.02		95
2010 - Service	9.28	0.07		0.94	1.01	(0.06)	—	(0.06)	10.23	10.89	672,239	1.05		1.05		0.78		95
2009 - Institutional	7.97	0.18	(f)	1.28	1.46	(0.15)	—	(0.15)	9.28	18.32	487,962	0.81		0.81		2.18	(f)	84
2009 - Service	7.98	0.16	(f)	1.28	1.44	(0.14)	—	(0.14)	9.28	17.87	391,053	1.06		1.06		1.92	(f)	84

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.19% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.24% of average net assets.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

June 30, 2014 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a) North America	$1,170,137,275	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.74%	0.71	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management fee rate, as defined in the Fund’s most recent prospectuses. This waiver will be effective through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on the management rate before and after the waiver had been adjusted, if applicable. For the six months ended June 30, 2014, GSAM waived $148,764 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the six months ended June 30, 2014, GSAM reimbursed $115,963 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2014, custody fee credits were $3,315.

As of June 30, 2014, the amounts owed to affiliates of the Fund were $693,821, $166,382, and $19,438 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2014, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2014, Goldman Sachs earned $417 in brokerage commissions from portfolio transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2014, were $419,402,588 and $ 491,275,600, respectively.

6.    TAX INFORMATION

As of June 30, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$915,390,965
Gross unrealized gain	266,250,210
Gross unrealized loss	(11,503,900)
Net unrealized security gain	$254,746,310

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Redemptions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	693,631	$9,002,051	1,750,598	$21,814,523
Reinvestment of distributions	—	—	3,659,454	44,901,501
Shares redeemed	(2,911,137)	(37,615,124)	(8,698,000)	(108,878,229)
	(2,217,506)	(28,613,073)	(3,287,948)	(42,162,205)
Service Shares
Shares sold	1,356,581	17,455,057	3,795,885	47,566,541
Reinvestment of distributions	—	—	7,677,645	94,127,924
Shares redeemed	(5,204,304)	(67,344,285)	(16,816,932)	(211,358,012)
	(3,847,723)	(49,889,228)	(5,343,402)	(69,663,547)
NET DECREASE	(6,065,229)	$(78,502,301)	(8,631,350)	$(111,825,752)

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2014 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/14	Ending Account Value 6/30/14		Expenses Paid for the 6 Months Ended 6/30/14*
Institutional
Actual	$1,000	$1,089.80		$3.83
Hypothetical 5% return	1,000	1,021.12	+	3.71
Service
Actual	1,000	1,088.20		5.13
Hypothetical 5% return	1,000	1,019.89	+	4.96

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.74% and 0.99% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, and a comparable institutional composite managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and to limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2014. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Service Shares had placed in the first quartile of the Fund’s peer group for the one-year period, in the third quartile for the three-year period, and in the fourth quartile for the five-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed the Fund’s benchmark index for the three- and five-year periods ended March 31, 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2015.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer
Diana M. Daniels	and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Large Cap Value Fund.

© 2014 Goldman Sachs. All rights reserved.

VITLCVSAR-14/136315.MF.MED.TMPL/8/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Semi-Annual Report

June 30, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Investment Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 8.69% and 8.52%, respectively. These returns compare to the 11.14% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P® 500 Index gained 7.14% during the Reporting Period, enjoying a sixth consecutive quarterly gain, a stretch not seen since 1998. After a weak January 2014, U.S. equities rallied through the remainder of the Reporting Period, with the S&P 500 Index continuing to make new highs through the end of June 2014 amidst low volatility.

Economic data was slightly disappointing early in the Reporting Period. The housing market maintained its recovery, but the labor market remained weaker than expected. Additionally, fourth quarter 2013 Gross Domestic Product (“GDP”) was revised down to an annualized rate of 2.4% from 3.2%. The Federal Reserve (the “Fed”) reduced its asset purchases each month beginning in January 2014 and suggested a more hawkish stance in March 2014, dropping the threshold of 6.5% unemployment as a condition for raising interest rates. Fed Chair Yellen implied that interest rates could start to increase six months after the asset purchase program ends. Many U.S. corporate earnings announcements reflected top-line growth, though overall management guidance for 2014 was less optimistic than consensus.

During the second quarter of 2014, first quarter 2014 GDP was revised down to a contraction of 2.9%, largely due to disruption from severe winter weather. However, other economic data suggested the economy is improving. U.S. non-farm payrolls added 217,000 jobs in May 2014, and the national manufacturing Purchasing Managers Index (“PMI”), which rose to 56.4 in May 2014 from 55.4 in April 2014, showed the strongest reading in the past three months.

For the Reporting Period overall, all ten sectors within the S&P® 500 Index were up, with the utilities, energy and health care sectors posting the largest gains in absolute terms. The top-weighted information technology sector was the largest positive contributor (weight times performance) to S&P® 500 Index returns. The energy sector particularly benefited as oil prices climbed higher. Information technology and health care stocks benefited significantly from a robust merger and acquisition market. Conversely, consumer discretionary, industrials, telecommunication services and financials were the weakest sectors, though, as indicated, each still generated positive returns.

All segments of the U.S. equity market advanced during the Reporting Period, with mid-cap stocks, as measured by the Russell Midcap® Index, gaining most, followed by large-cap stocks and then at some distance by small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively. Large-cap stocks were most successful relative to small-caps in the information technology sector. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Overall, stock selection had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Which equity market sectors most significantly affected Fund performance?

Detracting from the Fund’s relative results most was stock selection in the financials, consumer discretionary and information technology sectors, where company-specific issues weighed on certain holdings. Having an overweighted allocation in consumer discretionary, which lagged the Russell Index during the Reporting Period, hurt as well. Such detractors were only partially offset by effective stock selection in the consumer staples and energy sectors, which helped the Fund’s performance relative to the Russell Index.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to its benchmark index were positions in Triumph Group, PVH and Louisiana-Pacific.

Triumph Group, which designs, manufactures and services products for the aerospace industry, was the top detractor from the Fund’s results during the Reporting Period. Its shares traded lower after the company reported weaker than expected fourth quarter 2013 results and, in our view, conservative forward looking earnings estimates. Its management cited additional charges to the 747-8 program and weakness in military spending as reasons for its forward guidance. In May 2014, Triumph Group’s shares rebounded somewhat, as the company reported fiscal fourth quarter results, including earnings, that exceeded consensus estimates in part due to improved margins in its aerospace unit. In addition, the company revealed it had repurchased approximately 300,000 shares during the second calendar quarter, while also announcing an increase to its share buyback authorization. At the end of the Reporting Period, we anticipated continued improvement in demand in the latter half of 2014, and we remained positive regarding its management’s ability to meet expectations, stabilize recent production issues and further strengthen margins.

PVH, which designs, sources, manufactures and markets apparel and footwear, saw its shares negatively impacted during the first quarter of 2014 by its lowering of its fiscal year 2013 revenue guidance and by inclement winter weather. PVH also reported fourth quarter 2013 results in March 2014 that slightly missed consensus expectations, as improved margins offset slightly lower top-line growth. In June 2014, PVH reported first quarter 2014 earnings per share slightly below consensus expectations, and its shares retreated as the firm cut its full-year 2014 guidance on concerns regarding inventory pressures in the overall North American market. The apparel market in particular has been seeing incremental inventory pressure.

Building materials manufacturer Louisiana-Pacific was a top detractor from the Fund’s results during the Reporting Period. Despite good performance early in 2014, Louisiana-Pacific reported weaker than expected revenue for the first quarter of 2014. Its management cited severe weather as a key factor in the revenue miss. The weather also had a notable impact on the firm’s logistical capabilities, which caused higher than average inventory levels, according to its management. Its shares also traded lower after regulatory approval was not granted for the company’s attempted acquisition of Ainsworth Lumber, a Toronto-based lumber production company. The two firms had reached an agreement in September 2013. Despite the recent weakness, we remained optimistic at the end of the Reporting Period, as we believed consolidation in the industry is changing the competitive landscape. We were also positive on the firm’s return-on-capital profile and its potential for margin improvement.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in Keurig Green Mountain, Cimarex Energy and Newfield Exploration.

Specialty coffee and coffeemaker company Keurig Green Mountain was the top contributor to the Fund’s performance during the Reporting Period. Its shares rose following the announcement that Coca-Cola purchased a 10% stake in the company and entered into a 10-year agreement to develop Coke brand products for the Keurig Cold beverage system. The company also benefited from exposure to the Starbucks, Dunkin, Folgers and Costco brands. Further, shareholders approved the company’s official name change to Keurig Green Mountain from Green Mountain Coffee Roasters, recognizing the value that Keurig has brought to the overall franchise and creating a powerful corporate identity. Following the stock’s strong recent performance, we sold the Fund’s position in Keurig Green Mountain during the Reporting Period, taking profits.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Oil and gas exploration and production company Cimarex Energy performed well during the Reporting Period. In mid-January 2014, Cimarex Energy reported 2014 production and capital expenditure guidance that was widely seen as enabling the company to fund an aggressive drilling program. In May 2014, the company posted strong first quarter 2014 revenue and earnings, which were supported by significant production growth. The company also raised its 2014 production guidance well above consensus estimates. Further, the company announced a purchase and sale agreement to acquire oil and gas assets in the Cana-Woodford shale region in Western Oklahoma, which was viewed positively by investors. At the end of the Reporting Period, we remained encouraged by the company’s shift in focus from natural gas toward oil production and believed technological improvements could lead to increased productivity while also strengthening its capital position.

Shares of oil and gas exploration and production company Newfield Exploration, a new purchase for the Fund during the Reporting Period, rose after the company announced its fourth quarter 2013 earnings in February 2014. Top- and bottom-line first quarter 2014 results beat consensus, causing its shares to continue their rally. Newfield Exploration’s share gains also rose on higher oil prices. In our view, the company also exhibited strong execution in its core operations, particularly in the Anadarko Basin, with improved completion techniques. Additionally, the company continued to downsize and improve its financial position by selling non-core assets, reducing costs and focusing its capital on the basins with the highest rates of return. At the end of the Reporting Period, we believed Newfield Exploration could potentially benefit from any further increase in oil prices resulting from heightened expectations for global economic growth and/or geopolitical risks. We also maintained our positive view regarding the company’s management team and believed its shares remained attractively valued relative to its peer group at the end of the Reporting Period despite its strong recent performance.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

In addition to the purchases mentioned earlier, we initiated a Fund position in Cigna, a global health maintenance organization (“HMO”). In our view, shares of Cigna were trading at a discount to many of its peers at the time of purchase. However, we anticipated this gap may narrow because the business appeared to be performing well after facing challenges at the end of 2013. We also became more bullish on the company’s Medicare Advantage opportunity, which could potentially boost earnings per share going forward. In our view, the potential for capital deployment in the form of share repurchases, dividends and/or acquisition activity could also be a positive catalyst for the stock.

We established a Fund position in Kroger, which is currently the largest grocery chain in the U.S. with the majority of its stores located in the West and South. In our view, Kroger has consistently been able to gain share, driven by a focus on low prices, high convenience and healthy choices. Its margins appear to us to have stabilized and, in our view, may begin to expand following many years of investment to improve its competitive positioning. We also believe its acquisition of Harris Teeter Supermarkets could provide synergies and boost its earnings per share in the coming years. We believe further industry consolidation could be beneficial for the company due it its strong market share and stable cash flows.

In addition to sales already mentioned, we exited the Fund’s position in health care benefits provider Aetna following strong 2013 and early 2014 performance. The company also announced in February 2014 a $1 billion increase to its share repurchase program, which we viewed as an incremental positive. However, we ultimately exited the position in favor of other names that we believed had a more favorable risk/reward profile.

Similarly, we sold the Fund’s position in health care insurance provider Humana, as the stock had performed well and approached our probability-weighted price target. In line with our thesis, shares of Humana benefited from modest membership growth along with disciplined underwriting and cost management.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its industry and sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy and industrials increased compared to the Russell Index. The Fund’s position in cash also increased during the Reporting Period. The Fund’s allocations compared to the benchmark index in consumer discretionary, financials, health care and materials decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2014, the Fund had overweighted positions relative to the Russell Index in the industrials, energy, consumer discretionary, health care and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities, financials and materials and was rather neutrally weighted to the Russell Index in information technology. The Fund had no exposure to telecommunication services at the end of the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed U.S. equities had further upside should the U.S. economy accelerate. We believe real earnings growth may well serve as a fundamental driver of performance going forward. We believe U.S. corporate fundamentals are strong, evidenced by both healthy balance sheets and earnings resilience, and should provide companies with a number of options to increase shareholder value. While we acknowledge the potential for headwinds remains, such as geopolitical risks, we ultimately remain constructive on the direction of U.S. equity markets and believe there are ample tailwinds, including the strengthening U.S. housing and employment markets, which should continue to provide a favorable backdrop for U.S. equities. Looking forward, we believe that should the U.S. economy improve, companies are likely to reinvest for future growth by increasing capital expenditures, research and development, hiring, and merger and acquisition activity rather than keeping excess cash on balance sheets. From a valuation perspective, U.S. equities remained, at the end of the Reporting Period, reasonably valued relative to history and inexpensive relative to fixed income. We believe a forward-looking analysis is critical in this investing environment, and we believe stock selection will be increasingly important as areas of the market become fully valued.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies the Fund owns and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. We continue to focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share. We maintain our discipline in identifying companies with what we believe to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations. We remain focused on the long-term performance of the Fund.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Index Definitions

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE® Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

6

FUND BASICS

Mid Cap Value Fund

as of June 30, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	25.17%	20.46%	9.97%	9.59%	5/01/98
Service	24.82	20.15	N/A	8.02	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.83%	0.87%
Service	1.08	1.12

[2]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights of this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/143

Holding	% of Net Assets	Line of Business
Cigna Corp.	2.0%	Health Care Equipment & Services
Agilent Technologies, Inc.	2.0	Pharmaceuticals, Biotechnology & Life Sciences
Cardinal Health, Inc.	1.9	Health Care Equipment & Services
Principal Financial Group, Inc.	1.9	Insurance
Lincoln National Corp.	1.7	Insurance
AvalonBay Communities, Inc.	1.7	Real Estate Investment Trust
M&T Bank Corp.	1.6	Banks
Triumph Group, Inc.	1.6	Capital Goods
The Kroger Co.	1.6	Food & Staples Retailing
Chesapeake Energy Corp.	1.5	Energy

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2014

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – 98.2%
Banks – 5.9%
190,146	First Republic Bank	$10,456,128
1,274,145	Huntington Bancshares, Inc.	12,155,343
757,960	KeyCorp	10,861,567
136,933	M&T Bank Corp.	16,986,539
88,618	Signature Bank*	11,181,819

		61,641,396

Capital Goods – 10.0%
179,751	Armstrong World Industries, Inc.*	10,323,100
109,758	Carlisle Companies, Inc.	9,507,238
138,425	Crane Co.	10,293,283
224,329	ITT Corp.	10,790,225
171,203	KBR, Inc.	4,083,192
32,783	Parker Hannifin Corp.	4,121,807
25,303	Roper Industries, Inc.	3,694,491
200,503	Terex Corp.	8,240,673
345,510	Textron, Inc.	13,229,578
212,773	The Timken Co.	14,434,520
239,121	Triumph Group, Inc.	16,695,428

		105,413,535

Commercial & Professional Services – 0.5%
52,137	The Dun & Bradstreet Corp.	5,745,497

Consumer Durables & Apparel – 2.6%
58,309	Fossil Group, Inc.*	6,094,457
90,969	PVH Corp.	10,606,985
277,180	Toll Brothers, Inc.*	10,227,942

		26,929,384

Consumer Services – 2.0%
368,538	MGM Resorts International*	9,729,403
135,408	Starwood Hotels & Resorts Worldwide, Inc.	10,943,675

		20,673,078

Diversified Financials – 6.8%
6,882	E*TRADE Financial Corp.*	146,311
420,894	Invesco Ltd.	15,888,749
657,579	Navient Corp.	11,645,724
216,032	Raymond James Financial, Inc.	10,959,303
1,256,088	SLM Corp.	10,438,091
365,770	The NASDAQ OMX Group, Inc.	14,126,037
236,722	Voya Financial, Inc.	8,602,478

		71,806,693

Energy – 7.9%
188,164	Cameron International Corp.*	12,740,584
518,535	Chesapeake Energy Corp.	16,116,068
111,007	Cimarex Energy Co.	15,925,064
300,336	Newfield Exploration Co.*	13,274,851
132,182	Oil States International, Inc.*	8,471,544
67,171	Range Resources Corp.	5,840,519
177,913	Tesoro Corp.	10,438,156

		82,806,786

Common Stocks – (continued)
Food & Staples Retailing – 1.6%
332,404	The Kroger Co.	$16,430,730

Food, Beverage & Tobacco – 2.0%
84,860	ConAgra Foods, Inc.	2,518,645
60,761	Constellation Brands, Inc. Class A*	5,354,867
109,524	Ingredion, Inc.	8,218,681
146,041	Tyson Foods, Inc. Class A	5,482,379

		21,574,572

Health Care Equipment & Services – 7.3%
66,490	C. R. Bard, Inc.	9,508,735
287,769	Cardinal Health, Inc.	19,729,443
230,243	Cigna Corp.	21,175,449
77,763	Laboratory Corp. of America Holdings*	7,962,931
154,202	Tenet Healthcare Corp.*	7,238,242
110,761	Zimmer Holdings, Inc.	11,503,637

		77,118,437

Household & Personal Products – 0.7%
64,632	Energizer Holdings, Inc.	7,887,043

Insurance – 8.4%
206,202	Arthur J. Gallagher & Co.	9,609,013
75,233	Everest Re Group Ltd.	12,074,144
347,347	Lincoln National Corp.	17,867,530
385,391	Principal Financial Group, Inc.	19,454,538
213,507	Unum Group	7,421,503
205,832	Validus Holdings Ltd.	7,871,016
412,848	XL Group PLC	13,512,515

		87,810,259

Materials – 5.8%
223,206	Celanese Corp. Series A	14,347,682
5,870	CF Industries Holdings, Inc.	1,411,911
416,523	Louisiana-Pacific Corp.*	6,256,175
212,632	Newmont Mining Corp.	5,409,358
173,146	Packaging Corp. of America	12,378,207
128,560	Reliance Steel & Aluminum Co.	9,476,158
150,561	The Valspar Corp.	11,471,243

		60,750,734

Media – 2.5%
119,915	AMC Networks, Inc. Class A*	7,373,573
85,140	Liberty Media Corp. Series A*	11,636,935
88,832	Scripps Networks Interactive, Inc. Class A	7,207,829

		26,218,337

Pharmaceuticals, Biotechnology & Life Sciences – 2.6%
359,805	Agilent Technologies, Inc.	20,667,199
98,922	Endo International PLC*	6,926,519

		27,593,718

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Real Estate Investment Trust – 6.6%
122,540	AvalonBay Communities, Inc.	$17,423,963
215,052	Brixmor Property Group, Inc.	4,935,443
117,302	Camden Property Trust	8,346,037
518,273	DDR Corp.	9,137,153
167,832	RLJ Lodging Trust	4,848,666
412,831	Starwood Property Trust, Inc.	9,812,993
117,974	Tanger Factory Outlet Centers, Inc.	4,125,551
137,933	Taubman Centers, Inc.	10,456,701

		69,086,507

Retailing – 4.3%
91,482	Expedia, Inc.	7,205,122
183,442	GNC Holdings, Inc. Class A	6,255,372
343,038	Liberty Interactive Corp. Series A*	10,071,596
805,973	Staples, Inc.	8,736,747
318,463	The Gap, Inc.	13,238,507

		45,507,344

Semiconductors & Semiconductor Equipment – 4.9%
293,337	Altera Corp.	10,196,394
178,970	Analog Devices, Inc.	9,676,908
385,263	Applied Materials, Inc.	8,687,681
792,855	Atmel Corp.*	7,429,051
443,103	Maxim Integrated Products, Inc.	14,981,312

		50,971,346

Software & Services – 5.6%
122,065	AOL, Inc.*	4,856,967
143,908	Check Point Software Technologies Ltd.*	9,646,153
215,020	Citrix Systems, Inc.*	13,449,501
98,298	Global Payments, Inc.	7,161,009
173,389	PTC Inc.*	6,727,493
304,453	TIBCO Software, Inc.*	6,140,817
877,583	Xerox Corp.	10,917,133

		58,899,073

Common Stocks – (continued)
Technology Hardware & Equipment – 0.8%
217,635	NetApp, Inc.	$7,948,030

Transportation – 2.7%
375,101	Hertz Global Holdings, Inc.*	10,514,081
76,831	Kansas City Southern	8,260,101
230,226	United Continental Holdings, Inc.*	9,455,382

		28,229,564

Utilities – 6.7%
354,938	Calpine Corp.*	8,451,074
184,511	Edison International	10,721,934
439,400	FirstEnergy Corp.	15,255,968
81,531	PG&E Corp.	3,915,118
140,848	SCANA Corp.	7,579,031
141,480	Sempra Energy	14,814,371
284,416	Xcel Energy, Inc.	9,166,728

		69,904,224

TOTAL INVESTMENTS – 98.2%
(Cost $894,566,275)		$1,030,946,287

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		18,479,464

NET ASSETS – 100.0%		$1,049,425,751

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets:
Investments, at value (cost $894,566,275)	$1,030,946,287
Cash	13,650,788
Receivables:
Investments sold	13,817,586
Dividends	1,485,113
Fund shares sold	413,255
Reimbursement from investment adviser	47,649
Other assets	44,898
Total assets	1,060,405,576

Liabilities:
Payables:
Investments purchased	8,542,502
Fund shares redeemed	1,504,580
Amounts owed to affiliates	747,394
Accrued expenses	185,349
Total liabilities	10,979,825

Net Assets:
Paid-in capital	781,586,038
Undistributed net investment income	8,370,482
Accumulated net realized gain	123,089,219
Net unrealized gain	136,380,012
NET ASSETS	$1,049,425,751
Net Assets:
Institutional	$704,203,129
Service	345,222,622
Total Net Assets	$1,049,425,751
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	34,762,074
Service	17,047,922
Net asset value, offering and redemption price per share:
Institutional	$20.26
Service	20.25

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

Investment income:

Dividends	$10,033,040

Expenses:
Management fees	4,039,092
Distribution and Service fees — Service Class	405,504
Transfer Agent fees(a)	100,969
Printing and mailing costs	82,572
Custody, accounting and administrative services	59,268
Professional fees	38,949
Trustee fees	9,320
Registration fees	629
Other	113,253
Total expenses	4,849,556
Less — expense reductions	(182,220)
Net expenses	4,667,336
NET INVESTMENT INCOME	5,365,704

Realized and unrealized gain (loss):
Net realized gain from investments (including commissions recaptured of $76,011)	94,028,538
Net change in unrealized loss on investments	(14,601,192)
Net realized and unrealized gain	79,427,346
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$84,793,050

(a) Institutional and Service Shares had Transfer Agent fees of $68,531 and $32,438, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income	$5,365,704	$6,344,409
Net realized gain	94,028,538	201,894,207
Net change in unrealized gain (loss)	(14,601,192)	53,796,177
Net increase in net assets resulting from operations	84,793,050	262,034,793

Distributions to shareholders:
From net investment income
Institutional Shares	—	(5,487,800)
Service Shares	—	(1,803,944)
From net realized gains
Institutional Shares	—	(52,951,066)
Service Shares	—	(24,095,985)
Total distributions to shareholders	—	(84,338,795)

From share transactions:
Proceeds from sales of shares	30,347,043	80,023,723
Reinvestment of distributions	—	84,338,795
Cost of shares redeemed	(81,070,029)	(150,238,862)
Net increase (decrease) in net assets resulting from share transactions	(50,722,986)	14,123,656
TOTAL INCREASE	34,070,064	191,819,654

Net assets:

Beginning of period	1,015,355,687	823,536,033
End of period	$1,049,425,751	$1,015,355,687
Undistributed net investment income	$8,370,482	$3,004,778

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - Institutional	$18.64	$0.11	(d)	$1.51	$1.62	$—	$—	$—	$20.26	8.69%	$704,203	0.84	%(e)	0.88	%(e)	1.14	%(d)(e)	43%
2014 - Service	18.66	0.08	(d)	1.51	1.59	—	—	—	20.25	8.52	345,223	1.09	(e)	1.13	(e)	0.89	(d)(e)	43

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional	15.33	0.13		4.88	5.01	(0.16)	(1.54)	(1.70)	18.64	32.89	695,832	0.83		0.86		0.74		108
2013 - Service	15.35	0.09		4.88	4.97	(0.12)	(1.54)	(1.66)	18.66	32.56	319,524	1.08		1.11		0.51		108
2012 - Institutional	13.09	0.18	(f)	2.24	2.42	(0.18)	—	(0.18)	15.33	18.41	601,620	0.84		0.87		1.24	(f)	79
2012 - Service	13.11	0.15	(f)	2.23	2.38	(0.14)	—	(0.14)	15.35	18.13	221,917	1.09		1.12		1.05	(f)	79
2011 - Institutional	14.10	0.11		(1.01)	(0.90)	(0.11)	—	(0.11)	13.09	(6.38)	604,797	0.85		0.86		0.81		75
2011 - Service	14.12	0.08		(1.01)	(0.93)	(0.08)	—	(0.08)	13.11	(6.59)	159,638	1.10		1.11		0.61		75
2010 - Institutional	11.35	0.08		2.76	2.84	(0.09)	—	(0.09)	14.10	25.00	769,552	0.87		0.87		0.65		88
2010 - Service	11.37	0.05		2.76	2.81	(0.06)	—	(0.06)	14.12	24.69	146,632	1.12		1.12		0.44		88
2009 - Institutional	8.66	0.14	(g)	2.73	2.87	(0.18)	—	(0.18)	11.35	33.15	834,376	0.86		0.86		1.46	(g)	111
2009 - Service	8.68	0.12	(g)	2.73	2.85	(0.16)	—	(0.16)	11.37	32.78	122,402	1.11		1.11		1.21	(g)	111

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from corporate action which amounted to $0.04 per share and 0.45% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.31% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.37% of average net assets.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

June 30, 2014 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$1,030,946,287	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund(s) utilize(s) fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.80%	0.72%	0.68%	0.67%	0.80%	0.77	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectuses. This waiver will be effective through at least April 30, 2015 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on management rates before and after the waiver had been adjusted, if applicable. For the six months ended June 30, 2014, GSAM waived $151,463 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

4..    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the six months ended June 30, 2014, GSAM reimbursed $25,760 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2014, custody fee credits were $4,997.

As of June 30, 2014, the amounts owed to affiliates of the Fund were $660,074, $70,177, and $17,143 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2014, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2014, Goldman Sachs earned $18,273 in brokerage commissions from portfolio transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2014, were $430,757,853 and $489,986,446, respectively.

6.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2013, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Timing differences (Deferred dividend income)	$118,665

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

6.    TAX INFORMATION (continued)

As of June 30, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$895,013,421
Gross unrealized gain	146,966,380
Gross unrealized loss	(11,033,514)
Net unrealized security gain	$135,932,866

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Redemptions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.
10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	813,424	$15,466,139	1,696,217	$30,350,446
Reinvestment of distributions	—	—	3,203,885	58,438,866
Shares redeemed	(3,382,963)	(64,687,104)	(6,801,262)	(121,893,304)
	(2,569,539)	(49,220,965)	(1,901,160)	(33,103,992)
Service Shares
Shares sold	773,208	14,880,904	2,816,457	49,673,277
Reinvestment of distributions	—	—	1,418,397	25,899,929
Shares redeemed	(853,099)	(16,382,925)	(1,563,657)	(28,345,558)
	(79,891)	(1,502,021)	2,671,197	47,227,648
NET INCREASE (DECREASE)	(2,649,430)	$(50,722,986)	770,037	$14,123,656

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2014 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/14	Ending Account Value 06/30/14		Expenses Paid for the 6 Months Ended 06/30/14*
Institutional
Actual	$1,000	$1,086.90		$4.35
Hypothetical 5% return	1,000	1,020.63	+	4.21
Service
Actual	1,000	1,085.20		5.64
Hypothetical 5% return	1,000	1,019.39	+	5.46

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.84% and 1.09% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Mid Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, and a comparable institutional composite managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and to limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2014. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Service Shares had placed in the third quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.80%
Next $3 billion	0.72
Next $3 billion	0.68
Over $8 billion	0.67

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2015.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer
Diana M. Daniels	and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund.

© 2014 Goldman Sachs. All rights reserved.

VITMCVSAR-14/136506.MF.MED.TMPL/8/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Money Market Fund

Semi-Annual Report

June 30, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund pursues its investment objective by investing in U.S. Government Securities (as defined in the Fund’s prospectus), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund’s (the “Fund) performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s Institutional Shares’ standardized 7-day current yield was 0.01% and its standardized 7-day effective yield was also 0.01% as of June 30, 2014. The Fund’s one-month simple average yield was 0.03% as of June 30, 2014. The Fund’s 7-day distribution yield as of June 30, 2014 was 0.03%.

The Fund’s Service Shares’ standardized 7-day current yield was –0.01% and its standardized 7-day effective yield was also –0.01% as of June 30, 2014. The Fund’s one-month simple average yield was 0.01% as of June 30, 2014. The Fund’s 7-day distribution yield as of June 30, 2014 was 0.01%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein money market yields remained low throughout, as the Federal Reserve (the “Fed”) kept its target rate near zero and continued its forward guidance for continued low rates in conjunction with the tapering of its asset purchases.

Longer-dated U.S. Treasury yields declined during the first quarter of 2014 overall, as economic data weakened primarily as a result of inclement winter weather. That said, U.S. Treasury yields did rise toward the end of the first calendar quarter when, following the Fed’s March meeting, the Fed’s rates projections indicated a slightly more abbreviated calendar for policy tightening, and the language regarding the 6.5% unemployment threshold as a condition for raising interest rates was dropped. With respect to tapering asset purchases, the Fed maintained its pace of reduction that began in January 2014, bringing the monthly level down by $10 billion per month. The Fed’s March press conference provided a notable moment when, in response to a question on the timeline between the end of quantitative easing and an increase in the federal funds rate, Fed Chair Yellen’s response was “something on the order of six months.” Given the pace of asset purchases, this implied a rate hike sometime in mid-2015. While this was consistent with market pricing prior to the meeting, Eurodollar futures, fed funds futures and short- to intermediate-term U.S. Treasuries all sold off sharply in response to the “six months” comment.

Also in March 2014, first quarter 2014 nonfarm payroll and unemployment reports showed an improved labor market relative to reports earlier in the calendar year. The U.S. added 192,000 new jobs, as the participation rate rose from 63.0% to 63.2%, while the headline unemployment rate held steady at 6.7%. This improvement in the labor market at the end of the first quarter of 2014 provided some indication that weather played a role in the weaker economic data seen in January and February 2014. Market reaction was somewhat surprising, as the U.S. Treasury market rallied following the labor market reports, while equity markets moved lower.

During the second quarter of 2014, payroll and unemployment reports continued to show improved labor market conditions. April 2014 nonfarm payrolls were well ahead of consensus at 288,000 versus an expected 218,000. Nonfarm payrolls came in at 217,000 in May 2014, close to consensus, and then beat consensus again for June 2014 with 288,000 versus an expected 215,000. Such numbers placed the three-month average of nonfarm payrolls at 272,000, as the previous months were adjusted up to 304,000 and 224,000, respectively, in June 2014. The headline unemployment rate declined, reaching 6.1% by the end of the second calendar

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

quarter. This was particularly positive, as the decline was not driven by falling participation but rather by a strong showing in the household survey.

While payrolls were mostly positive, Gross Domestic Product (“GDP”) for the first calendar quarter was revised down significantly in June 2014. This first quarter GDP revision — to –2.9% compared to –1.8% expected — was largely driven by weaker health care spending, exports and inventories. The weaker than expected health care spending — largely driven by how the U.S. Commerce Department has accounted for the Affordable Care Act — led the Goldman Sachs economics team to reduce its second quarter 2014 GDP tracking estimate from +4.0% to +3.5%.

The European Central Bank (“ECB”) cut its interest rates by 10 basis points in June 2014, resulting in a negative deposit rate. (A basis point is 1/100th of a percentage point.) The ECB also announced a set of unconventional measures, including targeted long-term refinancing operations (“TLTROs”) and the ending of Securities Market Program (“SMP”) sterilization. (TLTROs are a two-step plan, with a first phase linked to the outstanding amount of bank loans to the non-financial private sector and a second phase linked to the flow of net lending. The SMP was a bond-buying plan of the ECB’s designed to address tensions in certain market segments that hampered its monetary policy transmission mechanism. The latter refers to the process with which the ECB aims to influence prices in the entire euro area via its interest rates.) At the end of the Reporting Period, we expected continued accommodative policy from the ECB. Communications from Bank of England (“BoE”) Governor Mark Carney suggested the possibility of an earlier rate hike than markets had projected, explaining that raising rates earlier would allow for a more gradual increase. Following the statements, markets shifted to price the first rate hike around late 2014.

The Global Manufacturing Purchasing Managers’ Index (“PMI”) rose to a four-month high of 52.7 in June 2014 compared to 52.1 in May 2014, with the U.S. and the U.K. experiencing some of the largest manufacturing output growth. The PMI had signaled expanding global manufacturing activity for 19 consecutive months at the end of the Reporting Period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields remained low during the Reporting Period due primarily to the market factors discussed above. With the targeted federal funds rate near zero throughout the Reporting Period and with the Fed maintaining its forward guidance for continued low rates in conjunction with its tapering of its asset purchases, money market yields remained anchored near the same level with little difference between maturities. Further, the money market yield curve, or spectrum of maturities, was extremely flat during the Reporting Period. The Fund remained highly liquid throughout.

During the first quarter of 2014, the dominant secular themes of continued reserve creation and a scarcity of high quality assets were the key drivers of money market rates, as the front, or short-term, end of the yield curve was well bid, or actively invested. The Fund maintained a shorter weighted average maturity in anticipation of temporary increases in front-end rates, with the expectation to opportunistically extend in the near term. General collateral repurchase agreement (“repo”) rates and U.S. Treasury bill yields remained at very low levels throughout the quarter, pinned close to the level of the Fed’s repo facility.

The U.S. Treasury bill curve remained quite flat during the second quarter of 2014, offering very little value for extending maturities. The U.S. Treasury, agency and general collateral repo curves were pricing in little chance of a meaningful change in overnight rates nor offering much term premium. As a result, we kept the Fund’s weighted average maturity short. General collateral repo rates remained pinned near the level of the Fed facility for much of the quarter, only rising above the facility level toward the end of May 2014 and beginning of June 2014, causing usage of the Fed facility to decline during that time.

We felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period. While conditions throughout the Reporting Period did not provide bountiful opportunities to pick up yield, as the interest rate yield curve was flat throughout, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2013, the Fund’s weighted average maturity was 52 days. During the first quarter of 2014, we maintained the Fund’s weighted average maturity in a 45 to 55 day range. During the second quarter of 2014, we maintained the Fund’s weighted average maturity in a 35 to 50 day range. Throughout, we made adjustments in line with our outlook on interest rates, Fed policy and the shape of the yield curve over the near term. The Fund’s weighted average maturity on June 30, 2014 was 39 days. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

The weighted average life of the Fund was 76 days as of June 30, 2014. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to Securities and Exchange Commission Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

How was the Fund invested during the Reporting Period?

The Fund had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements, government guaranteed paper, variable rate demand notes, municipal debt and certificates of deposit during the Reporting Period. We focused on securities across the maturity spectrum, from overnight repurchase agreements to securities with one-year maturities. We preferred secured positions to unsecured positions.

With yields bound near zero, there was not a lot of dispersion in performance among securities available for purchase. Throughout, though, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to mitigate potential credit risk by buying high quality, creditworthy names, strategies which added to the Fund’s performance during the Reporting Period.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

We did not make any significant changes in the Fund’s portfolio during the Reporting Period. As indicated earlier, we made adjustments to the Fund’s weighted average maturity based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements.

What is the Fund’s tactical view and strategy for the months ahead?

We believe the end of the second quarter of 2014 marked the beginning of what is likely going to be a challenging environment going forward. The continued compliance of global financial institutions with capital and liquidity reforms may make it more formidable for liquidity investors on statement dates. We foresee that these pressures will only heighten going forward.

That said, in our view, interest rates are likely to remain low at least through late 2015 or early 2016, with the Fed holding the targeted federal funds rate near zero. Thus, we expect to keep the Fund conservatively positioned as we continue to focus on preservation and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

On July 23, 2014, the Securities and Exchange Commission (the “SEC”) adopted changes (the “amendments”) to certain rules under the Investment Company Act of 1940 (the “Investment Company Act”) that govern money market funds (“MMFs”). There will be a two-year compliance period for both the floating net asset value (“NAV”) reform and the liquidity fees and redemption gates reform (described below), while shorter compliance periods will apply to the other MMF reforms.

The amendments consist of two principal reforms to Rule 2a-7 under the Investment Company Act. First, institutional prime and institutional municipal MMFs will be required to float their NAVs and will no longer be allowed to maintain a stable $1 per share NAV. Retail MMFs and government MMFs are not subject to the floating NAV requirement. “Retail MMFs” are MMFs in which only natural persons may invest and “government MMFs” are MMFs that invest substantially all of their assets in cash, government securities and/or repurchase agreements that are collateralized solely by cash or government securities. Second, institutional prime, institutional municipal and retail MMFs have the ability — and in certain instances the obligation — to impose liquidity fees and gates on redemptions during times of market stress, subject to the discretion of the fund’s board of directors. The liquidity fee and redemption gates requirements do not apply to any government MMFs; however, a government MMF can voluntarily impose liquidity fees and redemption gates if the MMF’s prospectus discloses its ability to do so and the MMF complies with the fees and redemption gates requirements in the amendments.

The amendments also modify other requirements applicable to all MMFs, including increasing diversification requirements, enhancing stress testing requirements and imposing new disclosure and reporting requirements.

4

FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†	The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Commercial Paper and Corporate Obligations – 18.5%
Albion Capital LLC
$7,540,000	0.160%	07/28/14	$7,539,095
Aspen Funding Corp.
5,000,000	0.240	07/30/14	4,999,034
Chariot Funding LLC
5,000,000	0.281	11/21/14	4,994,439
Dexia Credit Local New York Branch
5,000,000	0.285	09/18/14	4,996,873
Electricite de France
1,000,000	0.553	01/02/15	997,174
1,000,000	0.553	01/06/15	997,112
Erste Abwicklungsanstalt
5,000,000	0.625	11/20/14	5,006,266
Gemini Securitization Corp. LLC
5,000,000	0.220	07/15/14	4,999,572
Hannover Funding Co. LLC
5,000,000	0.170	07/09/14	4,999,811
Jupiter Securitization Co. LLC
5,000,000	0.301	07/17/14	4,999,333
3,000,000	0.281	11/05/14	2,997,037
LMA Americas LLC
5,000,000	0.160	07/15/14	4,999,689
Regency Markets No. 1 LLC
7,611,000	0.140	07/16/14	7,610,556

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$60,135,991

Eurodollar Certificates of Deposit – 2.5%
Credit Industriel et Commercial, New York
$3,000,000	0.305%	08/01/14	$3,000,039
5,000,000	0.360	11/03/14	5,000,260

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT			$8,000,299

Fixed Rate Municipal Debt Obligations – 5.2%
Dekalb County, Georgia Development Authority for Emory University Project
$1,000,000	0.180%	07/15/14	$999,973
JEA, Florida Water & Sewer System RB Series 2013-B
1,400,000	0.450	10/01/14	1,400,519
New York City, New York GO Series 2008 Subseries D2
1,900,000	5.070	12/01/14	1,938,048
New York City, New York GO Series 2011 Subseries I-3
2,430,000	2.070	08/01/14	2,433,497
Rutgers State University of New Jersey
3,000,000	0.160	08/07/14	3,000,000
State of California GO Various Purpose Series 2009-3
3,760,000	5.450	04/01/15	3,900,018
State of Illinois RB for Build Illinois Taxable Series 2012
1,775,000	1.064	06/15/15	1,785,694

Fixed Rate Municipal Debt Obligations – (continued)
University of North Texas
$1,372,000	0.250%	07/07/14	$1,372,000

TOTAL FIXED RATE MUNICIPAL DEBT OBLIGATIONS			$16,829,749

U.S. Government Agency Obligations – 1.8%
Federal Home Loan Bank
$1,000,000	0.125%	07/01/14	$1,000,000
3,000,000	0.190	07/11/14	2,999,985
Overseas Private Investment Corp. (USA)
2,000,000	0.110 (a)	07/07/14	2,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			$5,999,985

Variable Rate Municipal Debt Obligations(a) – 21.3%
ABAG California Finance Authority for Non-profit Corporations VRDN RB for Bachenheimer Building Project Series 2002-A-T (FNMA, LIQ)
$865,000	0.130%	07/07/14	$865,000
ABAG California Finance Authority for Non-profit Corporations VRDN RB for Berkeleyan Project Series 2003-A-T (FNMA, LIQ)
700,000	0.130	07/07/14	700,000
ABAG California Finance Authority for Non-profit Corporations VRDN RB for Darling Florist Building Project Series 2002-A-T (FNMA, LIQ)
140,000	0.130	07/07/14	140,000
ABAG California Finance Authority for Non-profit Corporations VRDN RB for GAIA Building Project Series 2000-A-T (FNMA, LIQ)
100,000	0.130	07/07/14	100,000
BlackRock Municipal Income Trust VRDN RB Putters Series 2012-T0008 (JPMorgan Chase Bank N.A., LIQ)
1,000,000	0.100 (b)	07/01/14	1,000,000
BlackRock MuniVest Fund VRDN RB Putters Series 2012-T0005 (JPMorgan Chase Bank N.A., LIQ)
950,000	0.100 (b)	07/01/14	950,000
Board of Regents of The University of Texas System VRDN RB for Permanent University Fund Series 2008-A
3,000,000	0.020	07/07/14	2,999,940
Collier County, Florida Housing Finance Authority MF Hsg VRDN RB for Brittany Bay Housing Series 2001-B (FNMA, LIQ)
775,000	0.150	07/07/14	775,000
Connecticut Housing Finance Authority VRDN RB for Housing Mortgage Finance Program Series 2005 D-4 RMKT (GO of Authority) (Bank of Tokyo-Mitsubishi UFJ, SPA)
1,600,000	0.060	07/07/14	1,600,000
Dekalb County, Georgia Development Authority VRDN RB for Emory University Series 1995-B (GO of University)
4,800,000	0.110	07/07/14	4,800,000

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Variable Rate Municipal Debt Obligations(a) – (continued)
Kentucky State Housing Corp. VRDN RB for Overlook Terrace Series 2008-B (FNMA, LIQ)
$690,000	0.130%		07/07/14	$690,000
Los Angeles, California Community College District GO VRDN for Build America Boards P-Floats Series 2010-TN-027 (Bank of America N.A., LIQ)
10,250,000	0.400	(b)	07/07/14	10,250,000
Massachusetts State Housing Finance Agency VRDN RB Series 2009-B (Bank of NY Mellon, LOC)
6,204,000	0.110		07/07/14	6,204,000
New York City, New York GO VRDN Series 2007 Subseries D-4 (Credit Agricole Corporate and Investment Bank, SPA)
250,000	0.080		07/07/14	250,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004-B RMKT (FNMA, LIQ)
1,000,000	0.190		07/07/14	1,000,000
New York State Housing Finance Agency VRDN RB for West 20th Street Series 2000-B RMKT (FNMA, LIQ)
300,000	0.110		07/07/14	300,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDN Tax- Exempt Preferred Series 2010-1 (Deutsche Bank A.G., LIQ)
1,500,000	0.180	(b)	07/07/14	1,500,000
Nuveen Municipal Opportunity Fund, Inc. VRDN Tax-Exempt Preferred Series 2010 (Citibank N.A., LIQ)
1,000,000	0.150	(b)	07/07/14	1,000,000
Nuveen Premier Municipal Income Fund, Inc. VRDN Tax- Exempt Preferred Series 2011-1-1277 (Barclays Bank PLC, LIQ)
1,000,000	0.150	(b)	07/07/14	1,000,000
Oglethorpe, Georgia Power Corp. VRDN RB Putters Series 2012-SGT05 (NATL-RE FGIC) (Societe Generale, LIQ)
10,200,000	0.140	(b)	07/01/14	10,200,000
Port Authority of New York & New Jersey VRDN RB SPEARS Series 2013-DB-1201 (GO of Authority) (Deutsche Bank A.G., LIQ)
1,000,000	0.110	(b)	07/07/14	1,000,000
Port of Corpus Christi Authority of Nueces County, Texas VRDN RB for Flint Hills Resources LP Project Series 2007 (GTY-AGMT-Flint Hills Resources LLC)
2,000,000	0.080		07/07/14	2,000,000
Puttable Floating Option VRDN RB P-Floats Series 2013-TNP-1005 (Multi-State) (Bank of America N.A., LIQ)
3,460,000	0.450	(b)	07/01/14	3,460,000
Puttable Floating Option VRDN RB P-Floats Series 2013-TNP-1006 (Multi-State) (Bank of America N.A., LIQ)
10,135,000	0.450	(b)	07/01/14	10,135,000
Regional Transportation Authority, Illinois VRDN RB Putters Series 2014-T0021 (JPMorgan Chase & Co., LIQ)
2,000,000	0.090	(b)	07/01/14	2,000,000
State of North Carolina VRDN RB Putters Series 2014-4454 (JPMorgan Securities LLC, LIQ)
1,955,000	0.040	(b)	07/01/14	1,955,000

Variable Rate Municipal Debt Obligations(a) – (continued)
State of Texas GO VRDN Refunding for Taxable Veterans’ Land Series 2002 (Landesbank Hessen-Thueringen Girozentrale, SPA)
$600,000	0.150%		07/01/14	$600,000
State of Texas GO VRDN Refunding Taxable Series 2010-D RMKT (Bank of Tokyo-Mitsubishi UFJ, SPA)
1,000,000	0.100		07/01/14	1,000,000
State of Texas GO VRDN Refunding Taxable Veterans Series 2010-B RMKT (Sumitomo Mitsui Banking Corp., SPA)
1,000,000	0.100		07/01/14	1,000,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$69,473,940

Variable Rate Obligations(a) – 17.9%
Australia & New Zealand Banking Group Ltd.
$5,000,000	0.346	%(b)	07/17/15	$5,000,000
Bank of Nova Scotia (The)
5,000,000	0.317		07/24/15	5,000,000
Commonwealth Bank of Australia
3,000,000	0.235	(b)	01/02/15	3,000,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
5,000,000	0.270		09/15/14	5,000,000
Credit Suisse Securities (USA) LLC
5,000,000	0.244		10/24/14	5,000,000
Deutsche Bank AG/New York, NY
5,000,000	0.281		08/06/14	5,000,000
JPMorgan Chase Bank N.A.
8,000,000	0.351		07/07/15	8,000,000
Kells Funding LLC
5,000,000	0.237	(b)	05/15/15	5,000,000
Providence Health & Services Obligated Group (U.S. Bank N.A., SBPA)
800,000	0.120		07/07/14	800,000
Svenska Handelsbanken AB
5,000,000	0.360		07/02/15	5,000,000
Versailles Commercial Paper LLC
5,000,000	0.209	(b)	07/29/14	5,000,000
Wells Fargo Bank N.A.
2,500,000	0.321		07/20/15	2,500,000
Westpac Banking Corp.
4,000,000	0.397	(b)	07/01/15	4,000,000

TOTAL VARIABLE RATE OBLIGATIONS				$58,300,000

Yankee Certificates of Deposit – 11.7%
Bank of Nova Scotia (The)
$5,000,000	0.240%		07/25/14	$5,000,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3,000,000	0.350		01/09/15	3,000,000
Mitsubishi UFJ Trust & Banking Corp.
5,000,000	0.230		07/15/14	5,000,000

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost
Yankee Certificates of Deposit – (continued)
Oversea-Chinese Banking Corp. Ltd.
$5,000,000	0.250%		11/18/14	$5,000,000
Sumitomo Mitsui Banking Corp./New York
5,000,000	0.230		07/07/14	5,000,000
10,000,000	0.220		10/24/14	10,000,000
5,000,000	0.230		11/07/14	5,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT				$38,000,000

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$256,739,964

Repurchase Agreements(c) – 20.9%
ABN Amro Funding (USA) LLC
$1,000,000	0.260	%(a)	07/01/14	$1,000,000
Maturity Value: $1,000,051
Settlement Date: 06/24/14
Collateralized by various equity securities. The aggregate market value of the collateral, including accrued interest, was $1,080,025.

BNP Paribas Securities Corp.
3,000,000	0.180		07/01/14	3,000,000
Maturity Value: $3,000,015

Collateralized by various corporate security issuers, 1.250% to
6.000%, due 03/31/16 to 06/01/42, various equity securities and
Exchange-Traded Funds. The aggregate market value of the
collateral, including accrued interest, was $3,279,198.

2,000,000	0.430		07/01/14	2,000,000
Maturity Value: $2,000,024

Collateralized by various asset backed obligations, 0.000% to
4.980%, due 07/17/24 to 06/25/47, various corporate security issuers, 5.125% to 8.750%, due 11/15/18 to 01/15/28 and
various mortgage-backed obligations, 0.332% to 3.063%, due
04/25/35 to 06/25/37. The aggregate market value of the
collateral, including accrued interest, was $2,467,665.

5,000,000	0.440	(a)	07/01/14	5,000,000
Maturity Value: $5,000,428
Settlement Date: 06/24/14
Collateralized by various corporate security issuers, 1.000% to 5.000%, due 08/01/14 to 09/30/43. The aggregate market value of the collateral, including accrued interest, was $5,499,999.

ING Financial Markets LLC
5,000,000	0.130		07/01/14	5,000,000
Maturity Value: $5,000,018
Collateralized by various corporate security issuers, 1.550% to 4.375%, due 05/22/18 to 05/15/44. The aggregate market value of the collateral, including accrued interest, was $5,253,949.

Repurchase Agreements(c) – (continued)
Joint Repurchase Agreement Account III
$52,000,000	0.092%		07/01/14	$52,000,000
Maturity Value: $52,000,132

TOTAL REPURCHASE AGREEMENTS				$68,000,000

TOTAL INVESTMENTS – 99.8%				$324,739,964

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%				563,409

NET ASSETS – 100.0%				$325,303,373

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable or floating rate security. Interest rate disclosed is that which is in effect at June 30, 2014.
(b)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At June 30, 2014, these securities amounted to $66,450,000 or approximately 20.4% of net assets.
(c)	Unless noted, all repurchase agreements were entered into on June 30, 2014. Additional information on Joint Repurchase Agreement Account III appears on page 9.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FGIC	— Insured by Financial Guaranty Insurance Co.
FNMA	— Insured by Federal National Mortgage Association
GO	— General Obligation
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MF Hsg	— Multi-Family Housing
NATL-RE	— National Reinsurance Corp.
RB	— Revenue Bond
RMKT	— Remarketed
SBPA	— Standby Bond Purchase Agreement
SPA	— Standby Purchase Agreement
SPEARS	— Short Puttable Exempt Adjustable Receipts
VRDN	— Variable Rate Demand Notes

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At June 30, 2014, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of July 1, 2014, as follows:

Principal Amount	Maturity Value	Collateral Value
$52,000,000	$52,000,132	$53,187,577

REPURCHASE AGREEMENTS — At June 30, 2014, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	0.100%	$10,769,231
BNP Paribas Securities Corp.	0.090	33,538,461
Credit Agricole Corporate and Investment Bank	0.090	7,692,308
TOTAL		$52,000,000

At June 30, 2014, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Bank	0.125%	03/20/15
Federal Home Loan Mortgage Corp.	3.000 to 4.500	03/01/26 to 03/01/43
Federal National Mortgage Association	2.500 to 6.000	10/15/15 to 04/01/44
Government National Mortgage Association	3.000 to 5.000	06/15/39 to 08/20/43
U.S. Treasury Bills	0.000	07/31/14 to 06/25/15
U.S. Treasury Notes	0.250 to 2.125	07/31/15 to 06/30/21

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets:
Investments based on amortized cost	$256,739,964
Repurchase agreements based on amortized cost	68,000,000
Cash	40,695
Receivables:
Fund shares sold	807,829
Interest	163,586
Reimbursement from investment adviser	113,826
Other assets	16,442
Total assets	325,882,342

Liabilities:
Payables:
Fund shares redeemed	458,428
Amounts owed to affiliates	58,026
Accrued expenses	62,515
Total liabilities	578,969

Net Assets:
Paid-in capital	325,303,373
NET ASSETS	$325,303,373
Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$25,009
Service Shares	325,278,364
Total Net Assets	$325,303,373
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional Shares	25,009
Service Shares	325,278,345

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

Investment income:
Interest	$383,272

Expenses:
Distribution and Service fees — Service Shares	396,191
Management fees	324,902
Professional fees	65,693
Transfer Agent fees(a)	31,698
Printing and mailing costs	22,272
Custody, accounting and administrative services	15,131
Trustee fees	11,306
Other	23,815
Total expenses	891,008
Less — expense reductions	(508,798)
Net expenses	382,210
NET INVESTMENT INCOME	1,062
NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	8,354
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,416

(a) Institutional and Service Shares had Transfer Agent fees of $2 and $31,696, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income	$1,062	$10,884
Net realized gain from investment transactions	8,354	10,065
Net increase in net assets resulting from operations	9,416	20,949

Distributions to shareholders:
From net investment income:
Institutional Shares(a)	(2)	(2)
Service Shares	(1,060)	(10,882)
From net realized gains:
Institutional Shares(a)	(1)	—
Service Shares	(8,606)	(9,812)
Total distributions to shareholders	(9,669)	(20,696)

From share transactions (at net assets value of $1.00 per share):
Proceeds from sales of shares	78,091,395	123,203,209
Reinvestment of distributions	9,669	20,696
Cost of shares redeemed	(69,226,686)	(164,340,353)
Net increase (decrease) in net assets resulting from share transactions	8,874,378	(41,116,448)
TOTAL INCREASE (DECREASE)	8,874,125	(41,116,195)

Net assets:

Beginning of period	316,429,248	357,545,443
End of period	$325,303,373	$316,429,248

(a) Commenced operations on October 16, 2013.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Distributions from net investment income(b)		Net asset value, end of period	Total return(c)		Net assets, end of period (in 000's)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - Institutional	$1.00	$—	(d)	$—	(d)	$1.00	0.01%		$25	0.23	%(e)	0.31	%(e)	0.03	%(e)
2014 - Service	1.00	—	(d)	—	(d)	1.00	—	(f)	325,278	0.24	(e)	0.56	(e)	0.01	(e)

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2013 - Institutional(g)	1.00	—	(d)	—	(d)	1.00	0.01		25	0.24	(e)	0.36	(e)	0.04	%(e)
2013 - Service	1.00	—	(d)	—	(d)	1.00	0.01		316,404	0.28		0.55		—	(h)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - Service	1.00	—	(d)	—	(d)	1.00	0.01		357,545	0.35		0.53		—	(h)
2011 - Service	1.00	—	(d)	—	(d)	1.00	0.01		144,173	0.30		0.66		0.01
2010 - Service	1.00	—	(d)	—	(d)	1.00	0.01		123,365	0.33		0.68		—	(h)
2009 - Service	1.00	0.002	(i)	(0.002	)(i)	1.00	0.15		143,347	0.53		0.77		0.15

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions.
(d)	Amount is less than $0.0005 per share.
(e)	Annualized.
(f)	Amount is less than 0.005%.
(g)	Commenced operations on October 16, 2013.
(h)	Amount is less than 0.005% of average net assets.
(i)	Net investment income and distributions from net investment income contain $0.0002 of net realized capital gains and distributions from net realized gains.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements

June 30, 2014 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the Trustees, GSAM evaluates the difference between the Fund’s net asset value per share (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Amortized Cost Rule 2a-7 Procedures (“Procedures”) that govern the valuation of the portfolio investments held by the Fund. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both amortized cost and market-based methods of valuation) of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies related to the

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Procedures.

As of June 30, 2014, all investments are classified as Level 2. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. This fee is equal to an annual percentage rate of the Service Shares’ average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least October 16, 2014, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the six months ended June 30, 2014, GSAM reimbursed $118,154 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which resulted in a reduction of $58 of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

E.  Contractual and Net Fund Expenses — During the six months ended June 30, 2014, Goldman Sachs, as distributor and transfer agent, voluntarily agreed to waive a portion of distribution and service plan fees and the transfer agent fees attributable to the Fund. These waivers may be modified or terminated at any time at the option of Goldman Sachs. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agent fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal period. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Institutional Shares			Service Shares
Fee/Expense Type	Contractual rate, if any		Ratio of net expenses to average net assets for the six months ended June 30, 2014*	Contractual rate, if any		Ratio of net expenses to average net assets for the six months ended June 30, 2014*
Management Fee	0.21	%(a)	0.21%	0.21	%(a)	0.21%
Distribution and Service Fees	N/A		N/A	0.25		0.01
Transfer Agency Fees	0.02		0.02	0.02		0.02
Other Expenses	—		— (b)	—		— (b)
Net Expenses			0.23%			0.24%

*	Annualized
(a)	Unrounded contractual rate is 0.205%.
(b)	Amount is less than 0.005% of average net assets.
N/A	— Fees not applicable to respective share class.

For the six months ended June 30, 2014, Goldman Sachs waived $103, $383,027 and $7,456 in management, distribution and service fees, and transfer agent fees, respectively.

As of June 30, 2014, the amounts owed to affiliates of the Fund were $53,489, $426, and $4,111 for management, distribution and service fees, and transfer agent fees, respectively.

F.  Other Transactions with Affiliates — As of June 30, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Institutional Class Shares of the Fund.

G. Line of Credit Facility — As of June 30, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2014, the Fund did not have any borrowings under the facility.

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Redemptions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

5.    OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

6.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

8.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013
Institutional Shares(a)
Shares sold	—	25,004
Reinvestment of distributions	3	2
Shares redeemed	—	—
	3	25,006
Service Shares
Shares sold	78,091,395	123,178,205
Reinvestment of distributions	9,666	20,694
Shares redeemed	(69,226,686)	(164,340,353)
	8,874,375	(41,141,454)
NET INCREASE (DECREASE) IN SHARES	8,874,378	(41,116,448)

(a)	Commenced operations on October 16, 2013.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses — Six Month Period Ended June 30, 2014 (Unaudited)

As a shareholder of the Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/14	Ending Account Value 6/30/14		Expenses Paid for the 6 months ended 6/30/14*
Institutional Shares
Actual	$1,000.00	$1,000.11		$1.14
Hypothetical 5% return	1,000.00	1,023.65	+	1.15
Service Shares
Actual	1,000.00	1,000.03		1.19
Hypothetical 5% return	1,000.00	1,023.60	+	1.20

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.23% and 0.24% for the Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Money Market Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s affiliated distributor, to waive certain fees in order to maintain a positive yield for the Fund and to limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2013. The information on the Fund’s investment performance was provided for the one-, three- and five-year periods ending on December 31, 2013.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Fund in light of its investment objective and the credit parameters. They also considered the challenging yield environment in which the Fund had operated since 2009, and noted that GSAM had been able to maintain a stable net asset value and positive yield to meet the demand of the Fund’s investors, in many instances as the result of voluntary fee waivers and expense reimbursements. In light of these considerations, the Trustees believed that the Fund was providing investment performance within a competitive range for investors.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They noted that the Investment Adviser and Goldman Sachs had waived fees and reimbursed expenses for the Fund in order to maintain a positive yield. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer group; the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level; and the willingness of Goldman Sachs to waive certain fees on a temporary basis in order to maintain a positive Fund yield. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Fund by the Investment Adviser. They also observed that the Investment Adviser’s (and its affiliates’) level of profitability had been reduced as a result of fee waivers and expense limitations.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Fund under the SEC exemptive orders permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (f) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2015.

24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr. Diana M. Daniels	Scott M. McHugh, Principal Financial Officer and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The web site links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these web sites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these web sites.

Fund holdings and allocations shown are as of June 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Money Market Fund.

© 2014 Goldman Sachs. All rights reserved.

VITMMSAR-14/136543.MF.MED.TMPL/8/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Multi-Strategy

Alternatives Portfolio

Semi-Annual Report

June 30, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Portfolio.

The Multi-Strategy Alternatives Portfolio invests primarily in affiliated variable insurance funds and mutual funds (“underlying funds”) that provide exposure to liquid alternatives strategies and real assets. The Portfolio may also invest directly in other securities, including exchange-traded funds (“ETFs”). The Portfolio is intended for investors seeking long-term growth of capital. Through its investments in the underlying funds and ETFs, the Portfolio indirectly invest in equity securities, fixed income and/or floating rate securities, mortgage-backed and asset-backed securities, currencies, and restricted securities. In addition, the Portfolio and certain underlying funds may invest in derivatives including futures contracts, swaps, options, forward contracts and other instruments.

The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity (including master limited partnerships, real estate investment trusts and mid- and small-cap securities), fixed income (including non-investment grade securities, loans, mortgage-backed and asset-backed securities), foreign and emerging countries, commodity and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, is expected to change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The investment program of the Portfolio is speculative, entails substantial risks and includes investment in underlying funds that utilize alternative investment techniques not employed by traditional mutual funds. The Portfolio should not be relied upon as a complete investment program. The Portfolio’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Portfolio will be achieved.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio’s (the “Portfolio”) performance and positioning for the period since its inception on April 25, 2014 through June 30, 2014 (the “Reporting Period”).

How did the Portfolio perform during the Reporting Period?

During the Reporting Period, the Portfolio’s Advisor, Institutional and Service Shares generated cumulative total returns of 1.90%, 2.00% and 2.00%, respectively. These returns compare to the 0.04% cumulative total return of the Portfolio’s benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Portfolio’s benchmark being the LIBOR Index is a means of emphasizing that the Portfolio has an unconstrained strategy. That said, this Portfolio employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Portfolio during the Reporting Period?

During the Reporting Period, the primary economic driver for virtually all Portfolio investments was the recovery in U.S. growth in the second quarter of 2014, after severe winter weather dampened growth in the first calendar quarter. Second quarter 2014 economic data showed substantial improvement with some upside surprises in the labor and housing markets as well as in consumer confidence. As a result of the improving economic growth picture, U.S. small-cap stocks and economically-sensitive market sectors recovered some of the losses they had sustained earlier in 2014. Meanwhile, credit spreads continued to tighten. (Credit spreads are yield differentials between bonds of comparable maturity.) U.S. Treasury yields fluctuated, with the yield on the benchmark 10-year U.S. Treasury starting the Reporting Period near 2.70%, falling below 2.45%, and then rising and falling again to end the Reporting Period at 2.53%. In the Eurozone, deflation expectations increased, and policy action from the European Central Bank (“ECB”) effectively lowered interest rates. Geopolitical risks increased, with oil prices rising on instability in Iraq and its potential impact on future oil production growth.

In this environment, broad-based multi-asset momentum strategies, such as managed futures, lagged. Real asset strategies, such as U.S. and international real estate securities and infrastructure, strongly outperformed.

What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio seeks long-term growth of capital by investing in underlying asset classes and strategies, primarily those that provide exposure to liquid alternatives strategies and real assets. Liquid alternatives strategies generally include, but are not limited to, momentum or trend trading strategies (investment decisions based on trends in asset prices over time), hedge fund beta (long term total returns consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds), managed risk investment strategies (which seek to manage extreme risk scenarios by implementing daily and monthly risk targets across a diversified mix of asset classes), emerging markets debt and unconstrained fixed income strategies (which have the ability to move across various fixed income sectors). Real assets generally include, but are not limited to, commodities, global real estate securities, infrastructure and master limited partnerships (“MLPs”). We seek to allocate the Portfolio’s risk across a range of exposures, which may vary depending on the market environment. The Portfolio also invests in other underlying asset classes and strategies, including, but not limited to, equities, real estate investment trusts (“REITs”), exchange traded funds (“ETFs”), fixed income and currencies.

At the beginning of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 78.5% in liquid alternative strategies, 18.4% in real assets and 3.1% cash. The strategic asset allocation of the Portfolio reflects a risk-based allocation approach to increase diversification1 across the Portfolio.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

During the Reporting Period, the Portfolio performed strongly as a result of its strategic asset allocation across liquid alternatives strategies and real assets. In particular, the Portfolio benefited from its strategic allocations to U.S. and international real estate securities, infrastructure securities and emerging markets debt. In addition, the Portfolio’s duration positioning added value. Duration is a measure of the Portfolio’s sensitivity to changes in interest rates. Momentum or trend following trading also enhanced results.

Our tactical allocation decisions also contributed positively overall. The Portfolio benefited from its tactical exposure to U.S. small-cap equities. In addition, our tactical shift from U.S. real estate securities to international real estate securities during the Reporting Period added to returns. Detracting slightly was the Portfolio’s tactical underweight in emerging markets debt, the means by which we funded the Portfolio’s exposure to U.S. small-cap equities.

The performance of the Portfolio’s underlying funds relative to our risk factor models added modestly to performance during the Reporting Period. The major contributor to Portfolio performance was the Goldman Sachs Absolute Return Tracker Fund. This positive contributor was somewhat offset by the portfolio’s exposure to fixed income alternative focused strategies, accomplished through an investment in the Goldman Sachs Fixed Income Macro Strategies Fund, and to managed futures, accomplished through an investment in the Goldman Sachs Managed Futures Strategy Fund, which detracted.

How did you tactically manage the Portfolio’s allocations during the Reporting Period?

During the Reporting Period, we adopted a sizable position in U.S. small-cap equities by trimming the Portfolio’s position in emerging markets debt. We reduced the Portfolio’s allocation to U.S. real estate securities and increased the Portfolio’s position in international real estate securities.

How did the Portfolio use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Portfolio did not use derivatives and similar instruments within its investment process. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

How was the Portfolio positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 80.0% in liquid alternative strategies, 18.4% in real assets and 1.6% cash.

What is the Portfolio’s tactical view and strategy for the months ahead?

Throughout the Reporting Period, the rebound in developed market growth in an environment of plentiful liquidity and low macroeconomic volatility underpinned our asset allocation views. Broadly speaking, the Portfolio has favored riskier asset classes and de-emphasized U.S. government bonds, a view shared by many market participants. However, as it appears that there may well be a transition from this naturally low-volatility regime to more uncertain macroeconomic and geopolitical conditions, we anticipate greater dispersion in asset class performance. In our view, there may be a shift in the potential returns from market exposures to the potential returns provided by more active views — an environment that may reward a more selective and less broad-brush approach to portfolio positioning.

Relative to our macroeconomic views, we expect to get better clarity in the months ahead on the U.S. labor market and its potential impact on U.S. inflation. We also are monitoring the outlook for the U.S. housing market and the Chinese housing slowdown. The impact of liquidity measures implemented by the ECB and Bank of Japan and the withdrawal of liquidity by the Bank of England and the U.S. Federal Reserve (the “Fed”) are additional factors that may impact the markets going forward.

At the end of the Reporting Period, we continued to favor developed market assets and had a neutral view on growth markets. Relative to equities, we favored pro-cyclical exposure in the U.S. and peripheral positions in Europe. In terms of fixed income, we are focusing on quality in the Portfolio’s high yield investments. While we see an environment supportive of a low default rate, we observe that as interest rates rise and the business cycle matures, investors may reduce their search for yield. In our view, a rapid shift in sentiment could increase volatility but present potential tactical buying opportunities for quality assets. In addition, at the end of the Reporting Period, the Portfolio maintained only a modest exposure to U.S. government bonds because we believe the current rate environment offers investors insufficient compensation for taking on risk related to Fed monetary policy and inflation.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Index Definitions

The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

4

FUND BASICS

Multi-Strategy Alternatives Portfolio

as of June 30, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/14	Since Inception	Inception Date
Institutional	2.00%	4/25/14
Service	2.00	4/25/14
Advisor	1.90	4/25/14

[1]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	1.09%	2.41%
Service	1.34	2.66
Advisor	1.49	2.81

[2]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

5

FUND BASICS

Multi-Strategy Alternatives Portfolio (continued)

as of June 30, 2014

OVERALL UNDERLYING FUND WEIGHTINGS3

Percentage of Net Assets

[3]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. ETFs held by the Portfolio are not reflected in the graph above. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

June 30, 2014 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 85.8%
Equity – 14.0%
9,952	Goldman Sachs VIT Global Markets Navigator Fund	$111,729
7,042	Goldman Sachs International Real Estate Securities Fund	46,551
1,440	Goldman Sachs Real Estate Securities Fund	26,424

		190,704

Fixed Income – 71.8%
27,611	Goldman Sachs Absolute Return Tracker Fund	262,581
18,499	Goldman Sachs Strategic Income Fund	195,348
16,210	Goldman Sachs Managed Futures Strategy Fund	157,885
15,907	Goldman Sachs Fixed Income Macro Strategies Fund	155,566
9,986	Goldman Sachs Long Short Credit Strategies Fund	105,054
10,896	Goldman Sachs Commodity Strategy Fund	65,047
3,407	Goldman Sachs Dynamic Emerging Markets Debt Fund	33,079

		974,560

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 85.8%
(Cost $1,151,181)		$1,165,264

Exchange Traded Funds – 7.2%
1,096	iShares Global Infrastructure ETF	$48,586
422	Vanguard Small-Cap ETF	49,424

TOTAL EXCHANGE TRADED FUNDS
(Cost $92,712)		$98,010

TOTAL INVESTMENTS – 93.0%
(Cost $1,243,893)		$1,263,274

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.0%		94,850

NET ASSETS – 100.0%		$1,358,124

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets:
Investments in Affiliated Underlying Funds, at value (cost $1,151,181)	$1,165,264
Investments, at value (cost $92,712)	98,010
Cash	120,815
Receivables:
Deferred offering costs	169,739
Reimbursement from investment adviser	35,532
Dividends	708
Total assets	1,590,068

Liabilities:
Payables:
Amounts owed to affiliates	109
Portfolio shares redeemed	15
Accrued expenses	231,820
Total liabilities	231,944

Net Assets:
Paid-in capital	1,336,289
Undistributed net investment income	2,454
Net unrealized gain	19,381
NET ASSETS	$1,358,124
Net Assets:
Institutional	$999,863
Service	10,197
Advisor	348,064
Total Net Assets	$1,358,124
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	98,003
Service	1,000
Advisor	34,139
Net asset value, offering and redemption price per share:
Institutional	$10.20
Service	10.20
Advisor	10.20

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Operations

For the Period Ended June 30, 2014 (Unaudited)(a)

Investment income:
Dividends from Affiliated Underlying Funds	$2,305
Dividends from Unaffiliated Funds	680
Total investment income	2,985

Expenses:
Amortization of offering costs	36,090
Printing and mailing costs	13,651
Professional fees	12,076
Organization costs	12,000
Custody, accounting and administrative services	7,148
Trustee fees	3,994
Management fees	296
Distribution and Service fees(b)	91
Transfer Agent fees(b)	40
Other	1,536
Total expenses	86,922
Less — expense reductions	(86,391)
Net expenses	531
NET INVESTMENT INCOME	2,454

Unrealized gain:
Net change in unrealized gain on:
Investments in Affiliated Underlying Funds	14,083
Investments	5,298
Net unrealized gain	19,381
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,835

(a) Commenced operations on April 25, 2014.

(b) Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees		Transfer Agent Fees
Portfolio	Service	Advisor	Institutional	Service	Advisor

Multi-Strategy Alternatives	$5	$86	$35	$1	$4

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Changes in Net Assets

For the Period Ended June 30, 2014(a) (Unaudited)

From operations:
Net investment income	$2,454
Net change in unrealized gain	19,381
Net increase in net assets resulting from operations	21,835

From share transactions:
Proceeds from sales of shares	1,336,350
Cost of shares redeemed	(61)
Net increase in net assets resulting from share transactions	1,336,289
TOTAL INCREASE	1,358,124

Net assets:

Beginning of period	—
End of period	$1,358,124
Undistributed net investment income	$2,454

(a) Commenced operations on April 25, 2014.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain	Total from investment operations	Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)
FOR THE PERIOD ENDED JUNE 30, (UNAUDITED)
2014 - Institutional (Commenced April 25, 2014)	$10.00	$0.02	$0.18	$0.20	$10.20	2.00%	$1,000	0.22	%(f)	36.92	%(f)	1.16	%(f)	—%
2014 - Service (Commenced April 25, 2014)	10.00	0.02	0.18	0.20	10.20	2.00	10	0.49	(f)	37.19	(f)	0.89	(f)	—
2014 - Advisor (Commenced April 25, 2014)	10.00	0.04	0.16	0.20	10.20	1.90	348	0.62	(f)	32.14	(f)	1.98	(f)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements

June 30, 2014 (Unaudited)

1.     ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. The Portfolio commenced operations on April 25, 2014.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolio is expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers. Additionally, this Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange-traded funds (“Unaffiliated Funds”).

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolio’s valuation policy, as well as the Underlying Funds’ is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolio may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Portfolio are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Portfolio were expensed on the first day of operations.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolio’s net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because the Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolio’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under valuation procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments classified in the fair value hierarchy as of June 30, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$190,704	$—	$—
Fixed Income Underlying Funds	974,560	—	—
Exchange Traded Funds	98,010	—	—
Total	$1,263,274	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of the Portfolio’s average daily net assets. GSAM has agreed to waive all of its management fee. The management fee wavier will remain in effect through at least April 30, 2015, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees. For the period ended June 30, 2014, GSAM waived $296 of its management fee.

B.  Distribution and Service Plans — The Trust, on behalf of the Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (“The Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.40% of the Portfolio’s average daily net assets attributable to Service and Advisor Shares, respectively.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional, Service and Advisor Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Portfolio (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.204%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the period ended June 30, 2014, GSAM reimbursed $86,092 to the Portfolio. In addition, the Portfolio has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the period ended June 30, 2014, custody fee credits were $3.

As of June 30, 2014, the amounts owed to affiliates of the Portfolio were $88 and $21 for distribution and service, and transfer agent fees, respectively.

E.  Other Transactions with Affiliates — For the period ended June 30, 2014, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Portfolio.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Portfolio invests primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolio. The tables below show the transactions in and earnings from investments in these affiliated Funds for the period ended June 30, 2014:

Underlying Funds	Market Value 04/25/2014(1)	Purchases at Cost(2)	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2014	Dividend Income	Capital Gain Distributions
Goldman Sachs Absolute Return Tracker Fund	$—	$257,056	$—	$—	$5,525	$262,581	$—	$—
Goldman Sachs Commodity Strategy Fund	—	64,078	—	—	969	65,047	25	—
Goldman Sachs Dynamic Emerging Markets Debt Fund	—	32,335	—	—	744	33,079	220	—
Goldman Sachs Fixed Income Macro Strategies Fund	—	155,807	—	—	(241)	155,566	8	—
Goldman Sachs International Real Estate Securities Fund	—	45,074	—	—	1,477	46,551	733	—
Goldman Sachs Long Short Credit Strategies Fund	—	105,036	—	—	18	105,054	403	—
Goldman Sachs Managed Futures Strategy Fund	—	155,815	—	—	2,070	157,885	—	—
Goldman Sachs Real Estate Securities Fund	—	25,542	—	—	882	26,424	161	—
Goldman Sachs Strategic Income Fund	—	196,257	—	—	(909)	195,348	755	—
Goldman Sachs VIT Global Markets Navigator Fund	—	114,181	—	—	3,548	117,729	—	—
Total	$—	$1,151,181	$—	$—	$14,083	$1,165,264	$2,305	$—

(1)	Commenced operations on April 25, 2014.
(2)	Includes reinvestment of distributions.

As of June 30, 2014, the Portfolio was the beneficial owner of 5% or more of total outstanding shares of the following Fund:

Underlying Fund	Multi-Strategy Alternatives
Goldman Sachs Strategic Income	8%

As of June 30, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% and 100% of the Institutional and Service Class Shares, respectively, of the Portfolio.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended June 30, 2014, were $1,243,893 and $0, respectively.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

6.    TAX INFORMATION

As of June 30, 2014, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,243,893
Gross unrealized gain	20,531
Gross unrealized loss	(1,150)
Net unrealized security gain	$19,381

7.    OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Large Shareholder Redemptions Risk — The Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio or an Underlying Fund. Such large shareholder redemptions may cause the Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect the Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund.

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Liquidity Risk — The Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolio and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio and the Underlying Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10.    SUMMARY OF SHARE TRANSACTIONS

	For the Period Ended June 30, 2014(a) (Unaudited)
	Shares	Dollars
Institutional Shares
Shares sold	98,003	$980,032
Service Shares
Shares sold	1,000	10,000
Advisor Shares
Shares sold	34,145	346,318
Shares redeemed	(6)	(61)
	34,139	346,257
NET INCREASE	133,142	$1,336,289

(a)	Commenced operations on April 25, 2014.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Fund Expenses — Six Month Period Ended June 30, 2014 (Unaudited)(a)

As a shareholder of Institutional, Service or Advisor Shares of the Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service and Advisor Shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares, and Advisor Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 25, 2014 through June 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 4/25/14	Ending Account Value 6/30/14		Expenses Paid for the Period Ended 6/30/14*
Institutional
Actual	$1,000	$1,040.00		$0.39
Hypothetical 5% return	1,000	1,023.70	+	1.10
Service
Actual	1,000	1,040.00		0.88
Hypothetical 5% return	1,000	1,022.36	+	2.46
Advisor
Actual	1,000	1,038.00		1.11
Hypothetical 5% return	1,000	1,021.72	+	3.11

(a)	Commenced operations on April 25, 2014.

*	Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended June 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.22%, 0.49% and 0.62% for the Institutional, Service and Advisor Shares, respectively.

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”) is a newly-organized investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”) that commenced investment operations on April 25, 2014. At a meeting held on February 10-11, 2014 (the “Meeting”) in connection with the Portfolio’s organization, the Trustees, including all of the Trustees present who are not parties to the Portfolio’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Portfolio; a comparison of the Portfolio’s proposed management fee and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to waive its management fee and to limit certain expenses of the Portfolio that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Portfolio. Various information was also provided at a prior meeting at which the Portfolio was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Portfolio by the Investment Adviser and its affiliates. The Trustees also considered information about the Portfolio’s structure, investment objective, strategies and other characteristics. The Trustees noted the experience and capabilities of the portfolio management team. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Portfolio. In this regard, the Trustees noted that, although the Portfolio was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other portfolios that invest primarily in a combination of underlying funds managed by the Investment Manager (“Underlying Funds”). The Trustees concluded that the Investment Adviser’s management of the Portfolio likely would benefit the Portfolio and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fee and the Portfolio’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Portfolio’s fee rate and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fee and total expenses expected to be paid by the Portfolio.

The Trustees considered the Investment Adviser’s undertakings to waive its management fee and to limit certain expenses of the Portfolio that exceed a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Portfolio, but considered the Investment Adviser’s representations that (i) such data would be provided after the Portfolio commenced operations, and (ii) the Portfolio was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Portfolio’s shareholders would be investing in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees noted that the Portfolio itself does not have breakpoints in its management fee schedule, but that the benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the Portfolio’s projected asset levels and information comparing the fee rate charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertakings to waive its management fee and to limit certain expenses of the Portfolio that exceed a specified level. The Trustees also considered the services provided to the Portfolio under the Management Agreement and the fees and expenses borne by the Underlying Funds, and concluded that the management fee payable by the Portfolio was not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Portfolio and/or the Underlying Funds, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio on behalf of its other clients; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (g) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio and the Underlying Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Portfolio’s and Underlying Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Portfolio at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Portfolio was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Portfolio’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved with respect to the Portfolio.

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer
Diana M. Daniels	and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolio’s first and third fiscal quarters. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2014 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Portfolio.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Multi-Strategy Alternatives Portfolio.

© 2014 Goldman Sachs. All rights reserved.

VITMSASAR-14/136544.MF.MED.TMPL/8/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs High Quality Floating Rate Fund

Semi-Annual Report

June 30, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Principal Investment Strategies and Risks

This is not a complete list of the risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about a Fund.

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Equity Index Fund attempts to replicate the aggregate price and yield performance of a benchmark index (i.e., the Standard & Poor’s 500 Index) that measures the investment returns of large capitalization stocks. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund is not actively managed, and therefore the Fund will not typically dispose of a security until the security is removed from the index. Performance may vary substantially from the performance of the benchmark it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

The Goldman Sachs High Quality Floating Rate Fund invests primarily in high quality floating rate or variable rate obligations, and the Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable quality), and (ii) U.S. government securities, including mortgage-backed securities, and repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

During the six months ended June 30, 2014 (the “Reporting Period”), both U.S. equities and fixed income generated positive returns.

Equity Markets

Representing the U.S. equity market, the S&P 500® Index gained 7.14% during the Reporting Period, enjoying a sixth consecutive quarterly gain, a stretch not seen since 1998. After a weak January 2014, U.S. equities rallied through the remainder of the Reporting Period, with the S&P 500® Index continuing to make new highs through the end of June 2014 amidst low volatility.

Economic data was slightly disappointing early in the Reporting Period. The housing market maintained its recovery, but the labor market remained weaker than expected. Additionally, fourth quarter 2013 Gross Domestic Product (“GDP”) was revised down to an annualized rate of 2.4% from 3.2%. The Federal Reserve (the “Fed”) reduced its asset purchases each month beginning in January 2014 and suggested a more hawkish stance in March 2014, dropping the threshold of 6.5% unemployment as a condition for raising interest rates. Fed Chair Yellen implied that interest rates could start to increase six months after the asset purchase program ends. Many U.S. corporate earnings announcements reflected top-line growth, though overall management guidance for 2014 was less optimistic than consensus.

During the second quarter of 2014, first quarter 2014 GDP was revised down to a contraction of 2.9%, largely due to disruption from severe winter weather. However, other economic data suggested the economy is improving. U.S. non-farm payrolls added 217,000 jobs in May 2014, and the national manufacturing Purchasing Managers Index (“PMI”), which rose to 56.4 in May 2014 from 55.4 in April 2014, showed the strongest reading in the past three months.

For the Reporting Period overall, all ten sectors within the S&P 500® Index were up, with the utilities, energy and health care sectors posting the largest gains in absolute terms. The top-weighted information technology sector was the largest positive contributor (weight times performance) to S&P 500® Index returns. The energy sector particularly benefited as oil prices climbed higher. Information technology and health care stocks benefited significantly from a robust merger and acquisition market. Conversely, consumer discretionary, industrials, telecommunication services and financials were the weakest sectors, though, as indicated, each still generated positive returns.

All segments of the U.S. equity market advanced during the Reporting Period, with mid-cap stocks, as measured by the Russell Midcap® Index, gaining most, followed by large-cap stocks and then at some distance by small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively. Large-cap stocks were most successful relative to small-caps in the information technology sector. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

Fixed Income Markets

In January 2014, when the Reporting Period began, spread, or non-U.S. Treasury, sectors performed well, as intermediate-term and longer-term yields fell on concerns about growth in the emerging markets and the condition of China’s banking system as well as on unusually cold weather and disappointing economic data in the U.S. As mentioned earlier, the Fed reduced its asset purchases each month beginning in January 2014 and suggested a more hawkish stance in March 2014, dropping the threshold of 6.5% unemployment as a condition for raising interest rates. In the Eurozone, the European Central Bank (“ECB”) restated its accommodative bias, dwelling less on recent positive economic data and more on potential downside risks to growth and inflation. Russia’s military presence in Ukraine and tensions over Crimea’s possible secession weighed heavily on that region’s markets. Russian assets took the brunt of the selloff, and the Russian central bank hiked interest rates to curb further currency depreciation. During March 2014, fixed income investors generally focused on events in Ukraine and the implementation of U.S. and European sanctions on Russia. Although the global manufacturing PMI dipped, it remained in solidly expansionary territory — led by continued strong activity in the U.S. and U.K. — with the notable exception of China, where production contracted by the sharpest degree since November 2011. In March 2014, after Fed Chair Yellen suggested interest rates could start to increase six months after the Fed’s asset purchase program ends, intermediate-term and longer-term yields edged up.

MARKET REVIEW

During the second calendar quarter, intermediate-term and longer-term yields resumed their decline, and spread sectors rallied. In April 2014, the U.S. announced first quarter 2014 GDP growth of 0.1%, which was weaker than expected, but April 2014 U.S. nonfarm payrolls data came in above expectations. During May 2014, first calendar quarter GDP growth was revised downward to -1.0% and subsequently in June 2014 to -2.9%. However, economic data releases, such as auto sales, jobless claims and manufacturing activity, suggested a rebound was underway. This supported the view of some market participants that the first calendar quarter contraction might have been due to inclement winter weather and that economic growth could accelerate in the second quarter of 2014. In the Eurozone, during June 2014, the ECB cut interest rates by 10 basis points, moving the deposit rate into negative territory for the first time in history. (A basis point is 1/100th of a percentage point.) The ECB also announced it would be implementing additional liquidity measures targeted at stimulating lending. Meanwhile, the June 2014 global manufacturing PMI hit a four-month high, with the U.S. and the U.K. experiencing some of the largest manufacturing output growth.

For the Reporting Period overall, sovereign emerging markets debt generated the strongest returns within the fixed income market, outperforming U.S. Treasury securities. Following at some distance were high yield corporate bonds, investment grade corporate bonds and commercial mortgage-backed securities. Agency securities, mortgage-backed securities and asset-backed securities also outperformed U.S. Treasuries, albeit more modestly. Meanwhile, the U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. The yield on the bellwether 10-year U.S. Treasury fell approximately 114 basis points during the Reporting Period to 2.53%.

Looking Ahead

Equity Markets

Almost six years since the onset of the most recent global financial crisis, which was quickly followed by the Eurozone crisis, the global economy appears to continue to improve, if slowly. In our view, companies are starting to invest for growth, notably through mergers and acquisitions, and corporate earnings are broadly increasing, even if not as fast as expected. Furthermore, correlations and volatility appear to have fallen from elevated levels during the crises. Given this backdrop, we believed at the end of the Reporting Period that equity market total returns for calendar year 2014 are likely to be close to the historical average. Equity performance was strong during the Reporting Period in many markets, nudging valuations higher to roughly historical average levels. However, the global economic recovery appears to be broadening, and equity risk premiums are still above average, suggesting to us that equities may look attractive relative to other assets. That said, average valuations for many international equity markets may reduce upside potential and thus make stock-picking more critical for generating returns.

In our view, U.S. equities overall could benefit from having the strongest macroeconomic outlook amongst the developed markets as well as exposure to growth spending. Consensus estimates for U.S. GDP growth are 2.5% for 2014 and 3.5% for 2015, which are more than one percentage point higher than estimates for the Eurozone and Japan in both years. We believe the U.S. equity market is also well positioned to potentially benefit from the current strong merger and acquisition activity in the information technology and health care sectors, which together account for approximately 30% of the S&P 500® Index. We expect forthcoming capital expenditures to benefit several U.S. equity market sectors as well. Further, we continue to have a favorable view on companies and industries positively impacted by U.S. shale development. We particularly like U.S. energy companies with predominantly domestic assets, which we believe could have an advantage over the more internationally-focused companies. We also favor companies that could benefit from cheaper U.S. feedstock, such as refiners and petrochemical producers.

As companies differentiate themselves with revenue and earnings growth, we believe fundamental active managers have an excellent opportunity to similarly differentiate their portfolios and performance. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

Fixed Income Markets

We believe economic data and financial markets have settled into a period of low volatility, lending more support to carry trades as investors search for yield. (Carry is essentially the return an investor might expect on an investment if nothing happens to the price

MARKET REVIEW

of the assets.) The environment during the Reporting Period was supportive for strategies focused more on carry than growth: inflation and growth were low but stable, central banks acted to reduce downside risk scenarios, and market volatility fell to multi-year lows.

In our view, the low volatility environment is likely to continue should the U.S. economy transition into the expansion phase of the economic cycle and should global risks decline. U.S. economic growth has rebounded after a weak start to the year, and we believe the economy is now moving into a durable expansion. Although 3% GDP growth now seems unlikely for calendar year 2014, we believe the U.S. economy could expand at 3% to 3.5% going forward. Historically, expansions tend to be associated with low volatility, rising government bond yields and gradually tightening credit spreads. (Credit spreads are the difference in yields between bonds of comparable maturities.) These trends can persist for a long time, and our overall view is that the current economic expansion is likely to follow a similar pattern, with volatility remaining relatively low and spreads gradually tightening over a period of two or three years. We think risks to the global economy have declined primarily due to reduced risk relative to the outlook for China. Further adding to this view is what we view to be a strong recovery in U.K. economic growth, more aggressive easing by the ECB and positive momentum in Japan.

If we are correct about improving global economic growth and reduced global risks, we think the main catalyst for higher volatility would be a change in expectations about Fed policy. During the next few months, we expect U.S. inflation to begin rising from its current low levels, and we expect the Fed to start preparing the financial markets for rate hikes. In our opinion, the Fed is likely to start raising rates by mid-2015. Relative to U.S. government bonds at the end of the Reporting Period, yields appear more consistent with a scenario where inflation remains well below 2% and the Fed stays “lower for longer.” As a result, we believe there is a risk that an uptick in inflation, combined with stronger economic growth, could lead the market to anticipate an earlier than expected, more aggressive path for Fed rate hikes, leading potentially to broad fixed income market volatility. Based on these views, our overall investment strategy is to minimize exposure to U.S. interest rate risk and to take modest positions in sectors offering attractive carry, without reaching for yield in less liquid areas of the fixed income market.

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 3.87% and 3.88%, respectively. These returns compare to the 3.93% cumulative total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund’s tactical duration and U.S. yield curve positioning detracted from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

On the positive side, our top-down cross-sector strategy added to relative returns. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Index. The Fund also benefited from our bottom-up individual issue selection within the corporate, collateralized and government agency sectors.

Which fixed income market sectors most affected Fund performance during the Reporting Period?

During the Reporting Period, the Fund benefited from its overweight relative to the Barclays Index in corporate bonds, as corporate credit spreads (or the difference in yield between corporate bonds and U.S. Treasury securities) tightened. In addition, the Fund’s overweight in non-agency securities added value amid improving housing market fundamentals. The Fund also benefited from its position in municipal securities as the municipals-over-Treasury bonds spread narrowed. The municipals-over-Treasury bonds spread is the difference in yields between municipal bonds and U.S. Treasury securities with the same time to maturity.

Issue selection within the corporate bond sector, especially our selection of financial investment grade corporate bonds, contributed positively. Within the collateralized sector, our selection of agency mortgage-backed securities added to performance. In the government agency sector, issue selection of Build America Bonds enhanced relative returns.

Detracting overall during the Reporting Period were the Fund’s underweight positions relative to the Barclays Index in agency mortgage-backed securities and emerging markets debt. Within emerging markets debt, the Fund was hurt by its exposure to Russian bonds.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted from relative returns during the Reporting Period. The Fund held a short duration position relative to the Barclays Index, which hampered performance as interest rates declined.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Treasury futures were employed as warranted to facilitate specific duration, yield curve and country strategies. Swaptions (or options on interest rate swap contracts) were employed to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). Credit default swaps were utilized to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality

GOLDMAN SACHS VARIABLE INSURANCE TRUST — GOLDMAN SACHS CORE FIXED INCOME FUND

rating). Interest rate swaps were utilized to manage exposure to fluctuations in interest rates. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we tactically shifted the Fund’s overweight in corporate bonds relative to the Barclays Index based on our views of the strengthening U.S. economic recovery. We shifted the Fund from a relatively neutral position in high yield corporate bonds to a slight overweight. We reduced but maintained the Fund’s underweight relative to the Barclays Index in U.S. government securities. We slightly decreased the Fund’s overweight in asset-backed securities (“ABS”). During the Reporting Period, we decreased the Fund’s overweight in agency collateralized mortgage obligations and reduced the size of its underweight in mortgage pass-through securities. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) During the Reporting Period, we moved the Fund from an overweight in emerging markets debt relative to the Barclays Index to a modest underweight position. We eliminated the Fund’s position in municipal bonds, which are not represented in the Barclays Index, during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

How was the Fund positioned relative to the Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was underweight U.S. government securities and agency mortgage-backed securities relative to the Barclays Index. Within its allocation to agency mortgage-backed securities, the Fund had a modest overweight in agency multi-family securities and an underweight in mortgage pass-through securities. The Fund was overweight ABS, investment grade corporate bonds, quasi-government bonds, commercial mortgage-backed securities and high yield corporate bonds compared to the Barclays Index. It had exposure to non-agency mortgage-backed securities, which are not represented in the Barclays Index, and to covered bonds. (Covered bonds are securities created from either mortgage loans or public sector loans.) The Fund was underweight emerging markets debt relative to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund

as of June 30, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/14	One Year	Five Years	Since Inception	Inception Date
Institutional	5.19%	N/A	1.42%	4/30/13
Service	4.96	6.44%	4.57	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end or cumulative total returns for periods of less than one year. They assume reinvestment of all distributions at net asset value. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.43%	0.65%
Service	0.68	0.90

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”). [NOTE: State Street requests GSAM include a series of disclaimers. They are immediately after this particular Q&A.]

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 6.87%. This return compares to the 7.14% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500® Index were the strongest contributors to the Fund’s performance?

All 10 sectors in the S&P 500® Index advanced during the Reporting Period. In terms of total return, the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were utilities, energy and healthcare. The largest sector by weighting in the S&P 500® Index at the end of the Reporting Period was information technology at a weighting of 18.83%. The industries with the strongest performance in terms of total return were airlines; energy equipment and services; real estate management and development; semiconductors and semiconductor equipment; and electric utilities.

On the basis of impact (which takes both total returns and weightings into account), the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were information technology, health care and energy. The industries with the strongest performance on the basis of impact were oil, gas and consumable fuels; pharmaceuticals; technology hardware storage and peripherals; energy equipment and services; and semiconductors and semiconductor equipment.

Which sectors and industries in the S&P 500® Index were the weakest contributors to the Fund’s performance?

In terms of total return, during the Reporting Period, the weakest performing sectors were industrials, telecommunication services and consumer discretionary. The weakest performing industries in terms of total return were leisure products; health care technology; Internet and catalog retail; specialty retail; and personal products.

On the basis of impact, the weakest performing sectors were materials, telecommunication services and consumer discretionary. The weakest performing industries were information technology services; specialty retail; Internet and catalog retail; industrial conglomerates; and textiles, apparel and luxury goods.

Which individual stocks were the top performers, and which were the greatest detractors?

On the basis of impact, the stocks that made the strongest positive contribution were Apple, Johnson & Johnson, Wells Fargo, Microsoft and Schlumberger. The weakest performers were Amazon, Citigroup, General Electric, MasterCard and TJX Companies.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

By design, all investment decisions for the Fund are performed within a co-lead or team structure. During the Reporting Period, Melissa Kapitulik took over the portfolio management responsibilities for the Fund from Kristin Carcio, who has assumed a new role within SSgA. In addition, Michael Feehily has been added as one of the Fund’s lead portfolio managers.

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS EQUITY INDEX FUND

What changes were made to the makeup of the S&P 500® Index during the Reporting Period?

Seven stocks were removed from the S&P 500® Index during the Reporting Period. They were United States Steel, Forest Laboratories, International Game Technology, LSI, Beam, SLM and Cliffs Natural Resources.

There were eight additions to the S&P 500® Index during the Reporting Period. They were Martin Marietta Materials, Affiliated Managers Group, Cimarex Energy, Avago Technologies, Navient, Under Armour, Google and Essex Property Trust.

The source of the data included in the above Portfolio Management Discussion and Analysis with respect to Goldman Sachs Equity Index Fund is FactSet as of 6/30/14

Characteristics presented are calculated using the month end market value of holdings, except for beta and standard deviation, if shown, which use month end return values. Averages reflect the market weight of securities in the portfolio. Market data, prices, and dividend estimates for characteristics calculations provided by FactSet Research Systems, Inc. All other portfolio data provided by SSgA. Characteristics are as of the date indicated, are subject to change, and should not be relied upon as current thereafter

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

SSgA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors and pension plans.

The views expressed in the above Portfolio Management Discussion and Analysis with respect to Goldman Sachs Equity Index Fund are the views of SSgA’s Global Equity Beta Solutions Team through the period ended June 30, 2014 and are subject to change based on market and other conditions. The information provided does not constitute investment advice and it should not be relied on as such. All material has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. This material contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

FUND BASICS

Equity Index Fund

as of June 30, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/14	One Year	Five Years	Since Inception	Inception Date
Service	24.05%	18.39%	7.05%	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.49%	0.74%

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/143

Holding	% of Net Assets	Line of Business
Apple, Inc.	3.2%	Technology Hardware & Equipment
Exxon Mobil Corp.	2.5	Energy
Microsoft Corp.	1.8	Software & Services
Johnson & Johnson	1.7	Pharmaceuticals, Biotechnology & Life Sciences
General Electric Co.	1.5	Capital Goods
Wells Fargo & Co.	1.4	Banks
Chevron Corp.	1.4	Energy
Berkshire Hathaway, Inc. Class B	1.3	Diversified Financials
JPMorgan Chase & Co.	1.2	Banks
The Procter & Gamble Co.	1.2	Household & Personal Products

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2014

[4]	The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 4.89% and 4.78%, respectively. These returns compare to the 6.51% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund underperformed the Russell Index largely because of stock selection.

Which equity market sectors contributed to Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, security selection in the consumer discretionary, energy and financials sectors detracted from the Fund’s relative performance. Stock selection in the information technology, telecommunication services and materials sectors contributed positively to Fund results.

Which individual stocks detracted from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s relative returns were positions in Whole Foods Market, a supermarket chain specializing in natural and organic foods; PVH, a global clothing manufacturer; and IntercontinentalExchange, an operator of regulated exchanges and clearing houses.

Whole Foods Market was the biggest detractor from the Fund’s relative performance during the Reporting Period, as the company reported worse than expected fiscal second quarter results. The company also lowered its full year 2014 outlook and introduced its five-year earnings outlook, which was below market expectations. Despite the lackluster results, at the end of the Reporting Period, we continued to believe Whole Foods Market was a high quality company well positioned to be a strong outperformer over the long term. In our view, its sales have the potential to accelerate should price reductions over the last few quarters pay off, should new store cannibalization decline and should results from bad weather roll off. (Cannibalization occurs when a retailer opens a new store location in close proximity to an existing store and the existing store location loses customers to the new store.) Lastly, we continued to believe at the end of the Reporting Period that the stock was attractively valued for a company with strong market share and above average growth potential relative to peers.

Another detractor from Fund performance was PVH, whose shares declined along with most other retail stocks during the Reporting Period. The retail sector had a weak start to 2014, driven by a variety of issues, such as the extreme winter weather in the U.S. In addition, PVH provided softer than expected 2014 earnings guidance. However, we consider that guidance conservative and believe it could allow the company to exceed expectations in the future. PVH’s weak earnings are, in our view, transient in nature and are related to industry wide issues, rather than company specific challenges. We consider PVH one of our best positioned names, as we expect it to start reaping the benefits of its Warnaco acquisition. In addition, we believe PVH’s higher margin brands, such as Tommy Hilfiger and Calvin Klein, can grow faster than PVH’s traditional business, potentially leading to a meaningful acceleration in the company’s operating profit growth.

IntercontinentalExchange also dampened the Fund’s relative performance during the Reporting Period. Nevertheless, we remained confident at the end of the Reporting Period in the company’s long-term growth potential, as it has a leading position in the over-the-counter market and is likely, in our view, to benefit from the globalization of markets and movement towards clearing and post-trade automation. Additionally, IntercontinentalExchange’s planned divestiture of a third of Euronext to a group of European banks reinforces our view that the company is a reasonably valued, high quality growth franchise with the potential to outperform its peers over the long term.

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

The Fund benefited most relative to the Russell Index from its positions in Keurig Green Mountain, a leader in specialty coffee and coffeemakers; Shire, a specialty biopharmaceutical company; and Beam Suntory, a premium spirits company.

Keurig Green Mountain was the top contributor to the Fund’s performance during the Reporting Period. Its shares rose following the announcement that Coca-Cola purchased a 10% stake in the company and entered into a 10-year agreement to develop Coke brand products for the Keurig Cold beverage system. The company also benefited from exposure to the Starbucks, Dunkin, Folgers and Costco brands. Further, shareholders approved the company’s official name change to Keurig Green Mountain from Green Mountain Coffee Roasters, recognizing the value that Keurig has brought to the overall franchise and creating a powerful corporate identity. Overall, we believe Keurig Green Mountain remains well-positioned with a solid long term growth profile, competitive margins, improving returns on invested capital and a strategically focused management team. The Fund continued to hold the stock at the end of the Reporting Period.

Shire also added to relative returns during the Reporting Period. Its stock rose on news of strong first quarter 2014 results. In addition, acquisition attempts by Allergan and AbbVie ignited speculation of a potential deal. We believe Shire has a strong growth profile and aligns well with its industry peers. Although we believe the fundamentals of the business remain healthy, we took advantage of share price appreciation to exit the Fund’s position.

Beam Suntory was a top contributor to relative performance during the Reporting Period. Its shares gained as a leading Japanese whiskey company, Suntory Holdings, announced it had reached an agreement to purchase Beam. Prior to the announced acquisition, we believed Beam was a high quality growth business operating in a fragmented industry with improving secular tailwinds, high barriers to entry, attractive margins and attractive returns on invested capital. We find it encouraging when the value of one our investments is recognized by a strategic industry player and our investment thesis plays out through an acquisition. After the acquisition, we took profits and exited the Fund’s position.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period, we established a Fund position in Mylan, a U.S.-based pharmaceutical company that develops, manufactures and distributes generic and specialty pharmaceuticals globally. We believe Mylan is a high quality franchise that operates in segments of the generics market with high barriers to entry and that its management team is comprised of solid operators. The company has above-average profitability and, in our view, underappreciated growth potential. We expect Mylan to deliver better than expected revenue growth over the next couple of years with continued margin expansion. Ultimately, the catalyst for us initiating the position was that we believe the market is significantly undervaluing the growth potential of Mylan, and we believe consensus estimates are too low. In other words, we believed shares of Mylan presented a compelling risk/reward opportunity at the time of purchase.

We established a Fund position in Kansas City Southern, a transportation holding company with domestic and international rail operations in North America. The company has an approximately 50% market share of cross-border trade with Mexico, leaving it with minimal competition in the area. Kansas City Southern is also one of only eight Class I rails in North America across four distinct regions. (In the U.S., the Surface Transportation Board defines a Class I railroad as having annual carrier operating revenues of $250 million or more after adjusting for inflation using the Railroad Freight Price Index developed by the Bureau of Labor Statistics.) Such regional structure could spur increased efficiencies and the acquisition of valuable cross-border tracks in an industry with high barriers to entry. At the end of the Reporting Period, we were constructive on Kansas City Southern’s long-term growth trajectory, a view reinforced by the significant track and locomotive investment the company has made over the past 15 years — equipment that possesses a useful life of approximately 50 years.

In addition to those sales already mentioned, we exited the Fund’s position in MSCI during the Reporting Period. MSCI is a provider of equity, fixed income and hedge fund stock market indexes as well as equity portfolio analysis tools. In our view, MSCI remains a quality franchise, but we sold the Fund’s position to stay true to our valuation discipline and reallocated the capital to what we considered higher risk-reward opportunities.

During the Reporting Period, we eliminated the Fund’s position in PetSmart. We have become increasingly wary of the impact online retail could potentially have on all traditional retailers. In our view, PetSmart is somewhat insulated from this trend because shipping pet food remains largely uneconomical. However, the breadth of product choices in the pet specialty market, smaller players focused on offering natural pet food and intensifying online competition have created uncertainty in the business. Therefore, we decided to exit the Fund’s position.

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we reduced the Fund’s overweight positions relative to the Russell Index in the telecommunication services and consumer staples sectors. We increased its underweight in the information technology sector. We reduced the Fund’s underweighted positions compared to the Russell Index in industrials and energy, though it continued to have underweight positions in both sectors. During the Reporting Period, we shifted the Fund from an underweight relative to the Russell Index in the financials sector to an overweight position.

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, Jeffrey Rabinowitz, a co-lead portfolio manager, left the firm. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. During the Reporting Period, Ashley Woodruff became a co-lead portfolio manager for the Fund, alongside Steve Barry and Craig Glassner.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweight positions compared to the Russell Index in the health care, telecommunication services, consumer staples and consumer discretionary sectors. The Fund had smaller weightings than the Russell Index in the financials, utilities and materials sectors on the same date. It was relatively neutral compared to the Russell Index in the information technology, energy and industrials sectors at the end of the Reporting Period.

FUND BASICS

Growth Opportunities Fund

as of June 30, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/14	One Year	Five Years	Since Inception	Inception Date
Institutional	25.25%	N/A	21.50%	4/30/13
Service	24.99	19.60%	9.60	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	1.00%	1.14%
Service	1.16	1.39

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/143

Holding	% of Net Assets	Line of Business
Equinix, Inc.	2.4%	Software & Services
Mylan, Inc.	2.4	Pharmaceuticals, Biotechnology & Life Sciences
Xilinx, Inc.	2.4	Semiconductors & Semiconductor Equipment
SBA Communications Corp. Class A	2.2	Telecommunication Services
W.W. Grainger, Inc.	2.2	Capital Goods
Intercontinental Exchange, Inc.	2.1	Diversified Financials
Agilent Technologies, Inc.	2.0	Pharmaceuticals, Biotechnology & Life Sciences
CBRE Group, Inc. Class A	2.0	Real Estate
L Brands, Inc.	2.0	Retailing
Sensata Technologies Holding NV	1.9	Capital Goods

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2014

[4]	The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 0.19% and 0.00%, respectively. These returns compare to the 0.02% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (the “BofA Index”).

We note that the Fund’s benchmark being the BofA Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What key factors had the greatest impact on the Fund’s performance during the Reporting Period?

During the Reporting Period, our top-down cross-sector strategy contributed positively. In our cross-sector strategy, we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. In addition, our issue selection within the government sector added to results.

Individual issue selection within the securitized sector detracted from performance. Also, during the Reporting Period, the Fund’s duration positioning dampened results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Which fixed income market sectors helped or hurt Fund performance during the Reporting Period?

Within our cross-sector strategy, the Fund’s allocation to mortgage-backed securities added to relative results, as weak supply and the decline in interest rates enhanced the performance of the sector. In addition, the Fund’s position in asset-backed securities (“ABS”), specifically Federal Family Education Loan Program (“FFELP”) student loans, contributed positively. The Fund’s allocation to corporate bonds also added to returns, as the generally benign environment for corporate credit helped push investment grade corporate bond spreads tighter. (Spreads are yield differentials between bonds of comparable maturity.)

The Fund was hampered by individual issue selection within the securitized sector. More specifically, it was hurt by issue selection among mortgage-backed securities, particularly floating rate collateralized mortgage obligations (“CMOs”). On the positive side, the Fund benefited from individual issue selection of U.S. government securities.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning detracted overall from relative returns during the Reporting Period. More specifically, the Fund was hampered by its short duration position relative to the BofA Index, which dampened performance as interest rates declined. Much of the underperformance occurred in the first quarter of 2014, as U.S. Treasury yields fell on tepid economic data coupled with emerging market weakness. In spite of positive economic data during the second calendar quarter, U.S. Treasury yields continued to fall, and the yield curve flattened, meaning yield differentials between various maturities narrowed, further contributing to the Fund’s underperformance. Yield curve is a spectrum of maturities.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we reduced the Fund’s short duration position relative to the BofA Index but maintained a short duration position because we believed interest rates could increase as the U.S. economy strengthened. In addition, we increased the Fund’s position in the two-year segment of the U.S. Treasury yield curve and eliminated its underweight position in the seven-year segment of the U.S. Treasury yield curve.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted, the Fund used U.S. Treasury futures and Eurodollar futures to manage the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

relationship between the yield to maturity and the time to maturity for pure discount bonds. Eurodollar futures are contracts that are linked to time deposits denominated in U.S. dollars at banks outside the U.S.) The Fund also employed credit default swaps to implement specific credit-related investment strategies.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, Steve Lucas, head of the Fund’s duration strategy, left the firm. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. Tom Teles, who leads the securitized and government swaps teams and is co-head of the cross-sector team, became head of the Fund’s duration strategy.

How was the Fund positioned relative to the BofA Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was significantly underweight U.S. government securities relative to the BofA Index. It had positions in ABS, agency adjustable-rate mortgages, agency CMOs, mortgage pass-through securities and commercial mortgage-backed securities, none of which are represented in the BofA Index. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

FUND BASICS

High Quality Floating Rate Fund

as of June 30, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/14	One Year	Five Years	Since Inception	Inception Date
Institutional	0.81%	N/A	0.60%	4/30/13
Service	0.49	3.75%	4.16	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.41%	0.86%
Service	0.66	1.11

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Index Definitions

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE® Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 29.9%
Automobiles & Components – 0.5%
Ford Motor Credit Co. LLC
$475,000	5.875%		08/02/21	$557,021

Banks – 10.0%
American Express Co.(a)(b)
200,000	6.800		09/01/66	219,500
Bank of America Corp.
100,000	5.625		07/01/20	115,051
550,000	4.125		01/22/24	566,995
275,000	4.000		04/01/24	281,071
Bank of America Corp. Series L
525,000	2.650		04/01/19	531,183
Barclays Bank PLC
275,000	2.500		02/20/19	278,883
Capital One Financial Corp.
225,000	1.000		11/06/15	225,455
CBA Capital Trust II(a)(b)(c)
375,000	6.024		03/29/49	394,688
Citigroup, Inc.
375,000	5.000		09/15/14	378,320
150,000	3.375		03/01/23	148,966
Compass Bank
175,000	5.500		04/01/20	189,321
Credit Suisse New York
325,000	2.300		05/28/19	325,480
ING Bank NV(c)
450,000	2.000		09/25/15	457,240
Intesa Sanpaolo SpA
225,000	3.125		01/15/16	231,151
350,000	2.375		01/13/17	355,272
350,000	3.875		01/15/19	367,029
JPMorgan Chase & Co.
450,000	4.400		07/22/20	491,541
Lloyds Bank PLC
175,000	2.300		11/27/18	177,589
Macquarie Bank Ltd.(c)
250,000	2.600		06/24/19	251,580
Mizuho Corporate Bank Ltd.(c)
200,000	2.550		03/17/17	206,765
Morgan Stanley & Co.
200,000	6.250		08/28/17	227,947
550,000	5.950		12/28/17	625,621
MUFG Union Bank NA
425,000	2.125		06/16/17	432,108
PNC Preferred Funding Trust II(a)(b)(c)
400,000	1.453		03/29/49	385,500
Regions Bank
250,000	7.500		05/15/18	297,568
Regions Financial Corp.
325,000	5.750		06/15/15	339,714
Resona Bank Ltd.(a)(b)(c)
650,000	5.850		09/29/49	696,150

Corporate Obligations – (continued)
Banks – (continued)
Royal Bank of Scotland Group PLC
$250,000	2.550%		09/18/15	$254,635
200,000	6.000		12/19/23	217,029
100,000	9.500	(a)(b)	03/16/22	117,500
Santander Holdings USA, Inc.
75,000	3.000	(b)	09/24/15	76,656
165,000	4.625		04/19/16	174,622
Santander UK PLC(c)
250,000	5.000		11/07/23	270,008
Sumitomo Mitsui Financial Group, Inc.(c)
400,000	4.436		04/02/24	418,018
Wells Fargo & Co. Series S(a)(b)
450,000	5.900		12/29/49	477,338

				11,203,494

Diversified Manufacturing – 0.2%
Xylem, Inc.
250,000	3.550		09/20/16	262,495

Electric – 1.0%
Florida Power & Light Co.(b)
193,000	4.125		02/01/42	192,868
NV Energy, Inc.
200,000	6.250		11/15/20	238,130
Progress Energy, Inc.
350,000	7.000		10/30/31	463,118
Puget Sound Energy, Inc. Series A(a)(b)
100,000	6.974		06/01/67	104,931
Southern California Edison Co.(b)
175,000	4.050		03/15/42	171,306

				1,170,353

Energy – 2.4%
Anadarko Petroleum Corp.
125,000	6.450		09/15/36	159,406
BG Energy Capital PLC(a)(b)
325,000	6.500		11/30/72	359,531
Dolphin Energy Ltd. (c)
148,200	5.888		06/15/19	163,799
200,000	5.500		12/15/21	227,020
Nexen Energy ULC
90,000	6.400		05/15/37	107,201
Pemex Project Funding Master Trust
150,000	6.625		06/15/35	176,175
Petrobras Global Finance BV
280,000	4.875		03/17/20	287,268
80,000	6.250		03/17/24	85,115
PTTEP Canada International Finance Ltd.(c)
240,000	5.692		04/05/21	267,234
Ras Laffan Liquefied Natural Gas Co. Ltd. III(c)
250,000	5.500		09/30/14	252,811
Transocean, Inc.
275,000	6.500		11/15/20	318,054
Weatherford International Ltd.
175,000	9.625		03/01/19	229,573

				2,633,187

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Food & Beverage – 0.5%
Mondelez International, Inc.
$139,000	6.500%		02/09/40	$177,746
Pernod-Ricard SA(c)
375,000	4.450		01/15/22	397,744

				575,490

Food & Staples Retailing – 0.2%
Walgreen Co.
175,000	1.800		09/15/17	176,612

Healthcare – 0.3%
Cigna Corp.
150,000	2.750		11/15/16	155,855
DENTSPLY International, Inc.
125,000	2.750		08/15/16	128,864

				284,719

Household & Personal Products – 0.3%
Avon Products, Inc.
325,000	4.600		03/15/20	337,942

Life Insurance – 0.6%
American International Group, Inc.
125,000	2.375		08/24/15	127,303
100,000	5.850		01/16/18	113,739
Genworth Financial, Inc.
75,000	8.625		12/15/16	87,706
75,000	7.200		02/15/21	91,428
The Northwestern Mutual Life Insurance Co.(c)
200,000	6.063		03/30/40	248,073

				668,249

Materials – 0.4%
Monsanto Co.
225,000	2.125		07/15/19	225,612
200,000	4.400	(b)	07/15/44	200,361

				425,973

Media – 1.1%
DIRECTV Holdings LLC
450,000	3.800		03/15/22	464,955
Time Warner Cable, Inc.
375,000	7.300		07/01/38	502,564
75,000	5.875	(b)	11/15/40	86,513
150,000	5.500	(b)	09/01/41	167,413

				1,221,445

Media Non Cable – 0.4%
NBCUniversal Media LLC
175,000	2.875		04/01/16	181,581
WPP Finance UK
275,000	8.000		09/15/14	279,098

				460,679

Corporate Obligations – (continued)
Metals and Mining(c) – 0.7%
Glencore Funding LLC
$125,000	1.700%		05/27/16	$126,138
175,000	2.500		01/15/19	174,555
Xstrata Finance Canada Ltd
500,000	2.700		10/25/17	513,231

				813,924

Noncaptive-Financial – 0.7%
General Electric Capital Corp.
300,000	5.875		01/14/38	362,014
International Lease Finance Corp.
375,000	5.750		05/15/16	399,844

				761,858

Pharmaceuticals, Biotechnology & Life Sciences – 0.8%
AbbVie, Inc.
650,000	1.750		11/06/17	652,646
Actavis Funding SCS(c)
75,000	2.450		06/15/19	75,210
Celgene Corp.
125,000	2.250		05/15/19	124,908

				852,764

Pipelines – 1.4%
Enterprise Products Operating LLC Series A(a)(b)
450,000	8.375		08/01/66	506,250
Enterprise Products Operating LLC Series B(a)(b)
125,000	7.034		01/15/68	142,500
Tennessee Gas Pipeline Co. LLC
200,000	8.375		06/15/32	279,958
TransCanada Pipelines Ltd.(a)(b)
325,000	6.350		05/15/67	336,375
Williams Partners LP(b)
250,000	3.900		01/15/25	251,112

				1,516,195

Real Estate Development – 0.4%
MDC Holdings, Inc.
200,000	5.625		02/01/20	216,773
150,000	5.500	(b)	01/15/24	156,022
125,000	6.000	(b)	01/15/43	120,864

				493,659

Real Estate Investment Trusts – 3.3%
American Campus Communities Operating Partnership LP(b)
275,000	4.125		07/01/24	277,443
Camden Property Trust
325,000	5.700		05/15/17	364,157
CBL & Associates LP(b)
175,000	5.250		12/01/23	184,539
DDR Corp.
375,000	7.500		04/01/17	432,690
225,000	7.875		09/01/20	285,038
ERP Operating LP(b)
275,000	4.625		12/15/21	302,697

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Real Estate Investment Trusts – (continued)
	HCP, Inc.
	$275,000	6.000%		01/30/17	$308,407
	125,000	2.625	(b)	02/01/20	124,687
	Health Care REIT, Inc.
	375,000	2.250		03/15/18	380,669
	Healthcare Realty Trust, Inc.
	350,000	5.750		01/15/21	395,719
	Healthcare Trust of America Holdings LP(b)
	100,000	3.375		07/15/21	99,621
	Kilroy Realty LP
	275,000	5.000		11/03/15	290,244
	150,000	3.800	(b)	01/15/23	151,131
	Senior Housing Properties Trust(b)
	150,000	3.250		05/01/19	151,973

					3,749,015

	Technology – 0.5%
	Hewlett-Packard Co.
	250,000	3.000		09/15/16	259,993
	150,000	2.600		09/15/17	154,551
	150,000	2.750		01/14/19	152,464

					567,008

	Tobacco – 0.4%
	Imperial Tobacco Finance PLC(c)
	400,000	2.050		02/11/18	402,363

	Transportation(c) – 0.7%
	ERAC USA Finance LLC
	350,000	2.350		10/15/19	349,486
	Penske Truck Leasing Co. LP / PTL Finance Corp.
	250,000	3.125		05/11/15	255,008
	225,000	2.500		03/15/16	230,786

					835,280

	Wireless Telecommunications – 0.4%
	American Tower Corp.
	150,000	4.700		03/15/22	161,463
	75,000	3.500		01/31/23	73,648
	AT&T, Inc.
	250,000	2.950		05/15/16	259,451

					494,562

	Wirelines Telecommunications – 2.7%
	Telefonica Emisiones SAU
	175,000	3.192		04/27/18	182,795
	100,000	5.462		02/16/21	113,293
	Verizon Communications, Inc.
	450,000	3.650		09/14/18	480,006
	850,000	4.500		09/15/20	931,361
	1,050,000	5.150		09/15/23	1,175,869
	100,000	6.550		09/15/43	125,860

					3,009,184

	TOTAL CORPORATE OBLIGATIONS
	(Cost $31,937,843)				$33,473,471

	Mortgage-Backed Obligations – 38.5%
	Adjustable Rate Non-Agency(a)(b) – 1.2%
	Countrywide Alternative Loan Trust Series 2005-38, Class A1
	$202,786	1.623%		09/25/35	$185,698
	Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
	754,055	0.362		05/25/46	652,710
	Lehman XS Trust Series 2005-7N, Class 1A1A
	289,276	0.422		12/25/35	258,005
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	382,701	0.973		12/25/46	277,497

					1,373,910

	Collateralized Mortgage Obligations – 7.8%
	Agency Multi-Family – 4.6%
	FHLMC Multifamily Structured Pass Through Certificates Series K031, Class A2(a)
	300,000	3.300		04/25/23	312,148
	FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2(a)
	300,000	3.034		10/25/20	313,775
	FNMA
	374,285	2.800		03/01/18	391,157
	1,052,367	3.740		05/01/18	1,136,282
	320,000	3.840		05/01/18	346,984
	800,000	4.506		06/01/19	879,594
	189,535	3.416		10/01/20	202,318
	179,884	3.615		12/01/20	193,867
	946,706	3.762		12/01/20	1,024,998
	FNMA ACES Series 2012-M8, Class A2
	100,000	2.349		05/25/22	97,709
	FNMA ACES Series 2012-M8, Class ASQ2
	100,000	1.520		12/25/19	100,456
	GNMA
	147,028	3.950		07/15/25	154,777

					5,154,065

	Covered Bond – 1.4%
	Northern Rock Asset Management PLC(c)
	900,000	5.625		06/22/17	1,010,099
	Sparebank 1 Boligkreditt AS(c)
	500,000	2.625		05/26/17	517,400

					1,527,499

	Regular Floater(a) – 1.3%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	398,233	0.636		09/20/66	537,451
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	$83,499	0.451		09/20/66	81,539
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	74,930	0.516		09/20/66	100,461
	Granite Master Issuer PLC Series 2003-3, Class 3A
GBP	35,858	0.908		01/20/44	61,272
	Leek Finance Number Eighteen PLC Series 18X, Class A2B
	$200,144	0.490		09/21/38	207,897

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Mortgage-Backed Obligations – (continued)
	Regular Floater(a) – (continued)
	Leek Finance Number Eighteen PLC Series 18X, Class A2C
EUR	50,036	0.472%	09/21/38	$71,020
	Leek Finance Number Seventeen PLC Series 17X, Class A2C
	33,160	0.492	12/21/37	47,513
	Quadrivio Finance SRL Series 2011-1, Class A1
	176,916	0.832	07/25/60	240,788
	Thrones 2013-1 PLC Series 2013-1, Class A(b)
GBP	90,319	2.028	07/20/44	157,148

				1,505,089

	Sequential Fixed Rate – 0.5%
	FNMA REMIC Series 2012-111, Class B
	$56,356	7.000	10/25/42	64,065
	FNMA REMIC Series 2012-153, Class B
	122,621	7.000	07/25/42	139,346
	National Credit Union Administration Guaranteed Notes Series A4
	300,000	3.000	06/12/19	317,478

				520,889

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$8,707,542

	Commercial Mortgage-Backed Securities – 3.3%
	Sequential Fixed Rate – 3.3%
	Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A
	$319,569	5.774%	02/10/51	$356,472
	GS Mortgage Securities Corp. II Series 2007-GG10, Class A4(d)
	272,415	5.997	08/10/45	301,936
	GS Mortgage Securities Trust Series 2007-GG10, Class A1A(d)
	780,679	5.997	08/10/45	857,654
	JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class A1A
	464,688	5.811	06/12/43	501,291
	JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class A1A(d)
	265,090	5.892	02/12/49	294,866
	Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class A4
	800,000	2.858	11/15/45	789,119
	Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A
	497,144	5.608	05/15/46	540,662

	TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$3,642,000

	Federal Agencies – 26.2%
	Adjustable Rate FHLMC(a) – 1.1%
	$1,137,180	2.375%	09/01/35	$1,207,173

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate FNMA(a) – 1.4%
	$322,490	1.852%	05/01/33	$336,412
	612,124	2.333	05/01/35	649,100
	562,431	2.590	09/01/35	601,102

				1,586,614

	FHLMC – 1.1%
	5,382	7.500	06/01/15	5,484
	138,586	5.500	02/01/18	147,143
	14,450	5.500	04/01/18	15,342
	5,778	4.500	09/01/18	6,122
	25,228	5.500	09/01/18	26,786
	1,117	9.500	08/01/19	1,129
	37	9.500	08/01/20	38
	73,707	6.500	10/01/20	80,316
	15,650	4.500	07/01/24	16,847
	80,747	4.500	11/01/24	86,882
	14,574	4.500	12/01/24	15,680
	26,830	6.000	03/01/29	30,459
	173	6.000	04/01/29	195
	20,137	7.500	12/01/29	23,509
	175,396	7.000	05/01/32	205,329
	418	6.000	08/01/32	476
	105,426	7.000	12/01/32	124,958
	8,071	5.000	10/01/33	8,961
	11,046	5.000	07/01/35	12,271
	14,699	5.000	12/01/35	16,325
	120,426	5.500	01/01/37	134,453
	4,213	5.000	03/01/38	4,659
	232,269	7.000	02/01/39	264,534
	10,145	5.000	06/01/41	11,278

				1,239,176

	FNMA – 19.2%
	2,436	7.500	08/01/15	2,443
	6,657	6.000	04/01/16	6,829
	15,273	6.500	05/01/16	15,816
	23,625	6.500	09/01/16	24,617
	32,232	6.500	11/01/16	33,596
	5,653	7.500	04/01/17	5,841
	154,145	5.500	02/01/18	163,514
	162,161	5.000	05/01/18	171,459
	13,922	6.500	08/01/18	14,983
	78,470	7.000	08/01/18	83,938
	391,576	4.375	06/01/21	434,618
	1,834	5.000	06/01/23	1,963
	59,794	5.000	08/01/23	66,347
	184,567	5.500	09/01/23	200,889
	46,170	5.500	10/01/23	50,259
	4,233	6.000	12/01/23	4,763
	12,215	4.500	07/01/24	13,136
	190,955	4.500	11/01/24	205,471
	81,793	4.500	12/01/24	88,011
	75	7.000	07/01/25	75
	424	7.000	11/01/25	425

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$20,140	9.000%	11/01/25		$24,247
67,830	7.000	08/01/26		75,930
739	7.000	08/01/27		861
7,173	7.000	09/01/27		7,960
18,000	6.000	12/01/27		20,371
223	7.000	01/01/28		255
3,586	6.000	01/01/29		4,038
127,343	6.000	02/01/29		145,205
112,898	6.000	06/01/29		128,570
37,237	8.000	10/01/29		42,948
10,156	7.000	12/01/29		11,672
55,323	5.000	01/01/30		61,626
1,421	8.500	04/01/30		1,740
2,648	8.000	05/01/30		2,724
334	8.500	06/01/30		377
11,043	7.000	05/01/32		12,736
84,062	7.000	06/01/32		95,756
113,178	7.000	08/01/32		130,554
27,199	8.000	08/01/32		32,872
5,385	5.000	08/01/33		6,002
412,318	5.000	09/01/33		459,195
5,174	5.500	09/01/33		5,844
1,030,485	5.000	12/01/33		1,147,643
1,951	5.500	02/01/34		2,205
309	5.500	04/01/34		350
12,164	5.500	12/01/34		13,716
45,157	5.000	04/01/35		50,403
92,562	6.000	04/01/35		105,460
4,449	6.000	05/01/35		5,016
2,483	5.500	09/01/35		2,801
221,595	6.000	10/01/35		249,848
507,793	6.000	09/01/36		572,533
166	5.500	02/01/37		186
288	5.500	04/01/37		324
278	5.500	05/01/37		312
340,654	5.500	08/01/37		382,867
225,537	6.000	02/01/38		253,668
410	5.500	03/01/38		461
426,534	6.000	03/01/38		479,734
361	5.500	06/01/38		405
433	5.500	07/01/38		487
400	5.500	08/01/38		450
313	5.500	09/01/38		352
5,632	5.500	10/01/38		6,332
154	5.500	12/01/38		173
190,905	5.000	01/01/39		213,799
152,735	7.000	03/01/39		173,860
549,499	6.000	05/01/39		618,330
29,210	4.500	08/01/39		31,985
285,648	5.500	12/01/39		321,030
222,557	6.000	10/01/40		250,320
490,250	6.000	05/01/41		552,255
217,565	3.000	08/01/42		216,136
194,319	3.000	09/01/42		193,112

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$65,940	3.000%	11/01/42		$65,490
1,034,499	3.000	12/01/42		1,027,318
822,387	3.000	01/01/43		816,856
324,875	3.000	02/01/43		322,403
360,770	3.000	03/01/43		357,036
437,644	3.000	04/01/43		433,374
306,854	3.000	05/01/43		303,400
4,000,000	3.500	TBA-30yr	(e)	4,118,125
3,000,000	4.000	TBA-30yr	(e)	3,181,054
1,000,000	4.500	TBA-30yr	(e)	1,083,125
1,000,000	6.000	TBA-30yr	(e)	1,126,641

				21,541,851

GNMA – 3.4%
5,054	7.000	10/15/25		5,544
13,490	7.000	11/15/25		14,922
2,213	7.000	02/15/26		2,421
7,710	7.000	04/15/26		8,393
3,776	7.000	03/15/27		4,020
74,434	7.000	11/15/27		80,421
3,281	7.000	01/15/28		3,645
31,774	7.000	02/15/28		35,331
7,240	7.000	03/15/28		7,958
3,672	7.000	04/15/28		3,877
489	7.000	05/15/28		546
7,224	7.000	06/15/28		8,085
14,559	7.000	07/15/28		16,235
15,561	7.000	09/15/28		16,511
2,627	7.000	11/15/28		2,783
4,113	7.500	11/15/30		4,169
285,171	6.000	08/20/34		328,987
208,580	5.000	03/15/38		230,549
391,415	5.000	01/15/39		434,196
399,999	5.000	06/15/40		445,098
2,000,000	4.000	TBA-30yr	(e)	2,140,938

				3,794,629

TOTAL FEDERAL AGENCIES				$29,369,443

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $42,104,846)				$43,092,895

Agency Debentures – 5.3%
Federal Home Loan Banks
$400,000	1.875%	03/13/20		$398,637
600,000	3.000	09/10/21		621,628
600,000	2.125	06/09/23		572,646
300,000	3.250	06/09/23		311,612
100,000	3.375	12/08/23		104,712
FHLMC
600,000	2.375	01/13/22		599,873

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Agency Debentures – (continued)
	FNMA
	$1,600,000	0.625%	10/30/14	$1,602,936
	400,000	6.250	05/15/29	539,940
	Tennessee Valley Authority
	500,000	3.875	02/15/21	550,737
	500,000	5.375	04/01/56	605,187

	TOTAL AGENCY DEBENTURES
	(Cost $5,800,758)			$5,907,908

	Asset-Backed Securities – 6.8%
	Collateralized Loan Obligations(a) – 6.0%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(c)
	$965,558	0.875%	11/01/18	$951,075
	Acis CLO Ltd. Series 2013-1A(c)
	1,500,000	1.455	04/18/24	1,454,250
	Acis CLO Ltd. Series 2013-2A(c)
	950,000	1.143	10/14/22	929,765
	Acis CLO Ltd. Series 2013-2A, Class A(c)
	150,000	0.727	10/14/22	146,843
	Black Diamond CLO Ltd. Series 2006-1A, Class AD(c)
	237,505	0.477	04/29/19	233,207
	Ocean Trails CLO I Series 2006-1X, Class A1
	1,556,728	0.477	10/12/20	1,547,082
	OFSI Fund V Ltd. Series 2013-5A(c)
	950,000	0.000	04/17/25	940,595
	Red River CLO Ltd. Series 1A, Class A(c)
	526,846	0.495	07/27/18	523,667

				6,726,484

	Home Equity(a)(b) – 0.2%
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	83,406	7.000	09/25/37	82,905
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	126,042	6.858	09/25/37	125,118

				208,023

	Student Loans(a) – 0.6%
	Access Group, Inc. Series 2005-2, Class A3(b)
	420,250	0.408	11/22/24	417,530
	College Loan Corp. Trust Series 2004-1, Class A4
	150,000	0.419	04/25/24	149,082
	College Loan Corp. Trust Series 2006-1, Class A3
	107,897	0.319	10/25/25	107,884

				674,496

	TOTAL ASSET-BACKED SECURITIES
	(Cost $7,514,805)			$7,609,003

	Foreign Debt Obligations – 3.1%
	Sovereign – 2.0%
	Brazilian Government International Bond
	$340,000	4.250%	01/07/25	$344,250

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Mexico Government International Bond
	$160,000	4.750%	03/08/44	$162,800
	10,000	5.750	10/12/10	10,625
	United Kingdom Treasury Gilt
GBP	1,000,000	2.750	01/22/15	1,732,707

				2,250,382

	Supranational – 1.1%
	Inter-American Development Bank
	$200,000	1.000	02/27/18	193,244
	International Finance Corp.
	1,100,000	0.875	06/15/18	1,080,318

				1,273,562

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $3,411,702)			$3,523,944

	Municipal Debt Obligations – 1.3%
	California – 0.3%
	California State Various Purpose GO Bonds Series 2010
	$140,000	7.950%	03/01/36	$170,660
	105,000	7.625	03/01/40	154,900

				325,560

	Illinois – 0.2%
	Illinois State GO Bonds for Build America Bonds Series 2010-5
	250,000	7.350	07/01/35	302,710

	New York – 0.5%
	Rensselaer Polytechnic Institute Taxable Bonds Series 2010
	475,000	5.600	09/01/20	544,594

	Ohio – 0.3%
	American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
	250,000	6.270	02/15/50	307,545

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $1,224,971)			$1,480,409

	Government Guarantee Obligations – 1.7%
	Hashemite Kingdom of Jordan Government AID Bond(f)
	$700,000	2.503%	10/30/20	$709,110
	Israel Government AID Bond(f)
	400,000	5.500	09/18/23	488,353
	200,000	5.500	12/04/23	244,622
	100,000	5.500	04/26/24	122,540
	Kommunalbanken AS(c)(g)
	300,000	1.000	09/26/17	298,819

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $1,886,745)			$1,863,444

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligations – 22.7%
United States Treasury Bonds
$4,200,000	3.625	%(h)	08/15/43	$4,436,796
700,000	3.750		11/15/43	756,070
700,000	3.625		02/15/44	738,815
1,000,000	3.375		05/15/44	1,006,760
United States Treasury Inflation-Protected Securities
628,464	0.125		01/15/22	632,882
721,381	0.625		01/15/24	747,870
496,890	2.500		01/15/29	627,478
305,166	1.375		02/15/44	336,208
United States Treasury Notes
9,000,000	0.375		01/31/16	9,013,141
1,800,000	1.500		01/31/19	1,798,938
500,000	1.625		04/30/19	500,940
700,000	1.500		05/31/19	696,444
900,000	1.625		06/30/19	899,964
1,300,000	2.250		04/30/21	1,312,792
700,000	2.125		06/30/21	699,839
United States Treasury Principal-Only STRIPS(i)
1,900,000	0.000		11/15/27	1,282,102

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $24,974,405)				$25,487,039

TOTAL INVESTMENTS – 109.3%
(Cost $118,856,075)				$122,438,113

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.3)%				(10,408,850)

NET ASSETS – 100.0%				$112,029,263

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2014.
(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,850,666, which represents approximately 12.4% of net assets as of June 30, 2014.
(d)	Interest is based on the weighted net interest rate of the collateral.
(e)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $11,649,883, which represents approximately 10.4% of net assets as of June 30, 2014.

(f)	Guaranteed by the United States Government. Total market value of these securities amounts to $1,564,625, which represents 1.4% of net assets as of June 30, 2014.
(g)	Guaranteed by a foreign government. Total market value of these securities amounts to $298,819, which represents 0.3% of net assets as of June 30, 2014.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BRR	—Bank Bill Reference Rate
EURIBOR	—Euro Interbank Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
RMKT	—Remarketed
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
UK	—United Kingdom

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America NA	CAD/CHF	09/17/14	$66,939	$355
	GBP/EUR	09/17/14	187,775	126
	JPY/USD	09/17/14	375,470	1,470
	NZD/USD	09/17/14	92,996	698
Barclays Bank PLC	CAD/CHF	09/17/14	100,408	331
	EUR/GBP	09/17/14	94,509	53
	EUR/NOK	09/17/14	94,510	1,049
	EUR/USD	09/17/14	94,510	731
BNP Paribas SA	EUR/USD	09/17/14	94,509	1,096
Citibank NA	EUR/USD	09/17/14	1,379,221	14,217
	GBP/USD	09/17/14	423,390	7,699
	USD/SEK	09/17/14	460,941	1,552
JPMorgan Chase Bank NA	EUR/NOK	09/17/14	187,649	196
	JPY/USD	09/17/14	280,168	168
Morgan Stanley Co., Inc.	EUR/USD	09/17/14	94,509	1,045
TOTAL				$30,786

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America NA	EUR/CHF	09/17/14	$94,510	$(187)
	USD/CHF	09/17/14	306,731	(4,469)
Barclays Bank PLC	USD/CAD	09/17/14	384,814	(8,814)
	USD/CHF	09/17/14	346,649	(5,048)
BNP Paribas SA	EUR/CHF	09/17/14	187,649	(422)
	USD/AUD	09/17/14	192,804	(1,667)
	USD/CHF	09/17/14	689,842	(10,342)
	USD/EUR	09/17/14	187,650	(77)
	USD/GBP	09/17/14	752,530	(5,681)
	USD/JPY	09/17/14	495,842	(4,172)
	USD/NZD	09/17/14	399,520	(11,540)
Citibank NA	USD/CAD	09/17/14	396,537	(9,161)
	USD/CHF	09/17/14	348,234	(4,568)
Deutsche Bank AG	USD/GBP	07/24/14	2,282,514	(51,482)
JPMorgan Chase Bank NA	NOK/EUR	09/17/14	643,268	(14,189)
	USD/AUD	09/17/14	192,804	(1,644)
Morgan Stanley Co., Inc.	USD/EUR	09/17/14	471,178	(2,388)
State Street Bank	EUR/GBP	09/17/14	94,510	(550)
	NOK/EUR	09/17/14	182,459	(6,560)
	USD/CHF	09/17/14	347,641	(4,676)
	USD/EUR	09/17/14	93,923	(384)
	USD/JPY	09/17/14	677,240	(5,124)
Westpac Banking Corp.	USD/EUR	07/31/14	748,179	(6,695)
	USD/AUD	09/17/14	573,726	(5,361)
	USD/NZD	09/17/14	297,238	(355)
TOTAL				$(165,556)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At June 30, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA	3.000%	TBA-30yr	07/25/44	$(2,000,000)	$(1,975,937)
FNMA	5.000	TBA-30yr	07/01/44	(1,000,000)	(1,110,469)
TOTAL (Proceeds Receivable: $3,055,938)					$(3,086,406)

FUTURES CONTRACTS — At June 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Eurodollar	1	December 2015	$247,663	$418
90 Day Eurodollar	(37)	September 2016	(9,091,363)	(16,061)
90 Day Eurodollar	(58)	December 2016	(14,213,625)	(44,401)
90 Day Eurodollar	(37)	March 2017	(9,047,888)	(15,110)
90 Day Eurodollar	(39)	June 2017	(9,517,463)	(8,639)
Euro-BTP Italian Government Bonds	5	September 2014	863,891	10,750
Euro-Bund	9	September 2014	1,811,707	19,569
Euro-OAT	(6)	September 2014	(1,154,566)	(5,651)
Long Gilt	(13)	September 2014	(2,445,522)	3,986
U.S. Long Bond	(1)	September 2014	(137,188)	(1,971)
U.S. Ultra Long Treasury Bonds	(3)	September 2014	(449,813)	(6,182)
2 Year U.S. Treasury Notes	47	September 2014	10,320,906	(7,032)
5 Year U.S. Treasury Notes	(51)	September 2014	(6,092,508)	12,032
10 Year Japanese Government Bonds	(1)	September 2014	(1,437,738)	(4,712)
10 Year U.S. Treasury Notes	(14)	September 2014	(1,752,406)	(9,242)
TOTAL				$(72,246)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

AUD	810	09/17/19	6 Month BBR	3.750%	$(7,348)	$(7,345)
EUR	790	09/17/19	1.500%	6 Month EURIBOR	32,748	10,064
GBP	720	09/17/19	2.250	6 Month LIBOR	2,860	(4,920)
NZD	1,190	09/17/19	4.500	3 Month BBR	(598)	(6,762)
SEK	7,180	09/17/19	3 Month STIBOR	1.750	(9,938)	(7,759)
	$1,160	09/17/19	3 Month LIBOR	2.250	(17,098)	(7,031)
GBP	220	03/20/24	6 Month LIBOR	3.750	(3,040)	(1,979)
	$360	03/20/24	4.250	3 Month LIBOR	3,083	6,539
AUD	280	09/17/24	4.500	6 Month BBR	6,867	4,953
CAD	480	09/17/24	2.750	3 Month BA	(657)	1,550
EUR	340	09/17/24	6 Month EURIBOR	2.250	(27,483)	(6,605)
JPY	80,510	09/17/24	6 Month LIBOR	0.750	2,496	(3,600)
NZD	230	09/17/24	5.000	3 Month BBR	1,457	(473)
	TOTAL				$(16,651)	$(23,368)

(a) Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2014.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – 99.6%
Automobiles & Components – 1.2%
2,544	BorgWarner, Inc.	$165,843
3,065	Delphi Automotive PLC	210,688
43,209	Ford Motor Co.	744,923
14,314	General Motors Co.	519,598
2,402	Harley-Davidson, Inc.	167,780
7,274	Johnson Controls, Inc.	363,191
2,723	The Goodyear Tire & Rubber Co.	75,645

		2,247,668

Banks – 6.0%
116,061	Bank of America Corp.	1,783,858
7,744	BB&T Corp.	305,346
33,341	Citigroup, Inc.	1,570,361
1,971	Comerica, Inc.	98,865
9,346	Fifth Third Bancorp	199,537
5,171	Hudson City Bancorp, Inc.	50,831
9,449	Huntington Bancshares, Inc.	90,143
41,603	JPMorgan Chase & Co.	2,397,165
9,988	KeyCorp	143,128
1,390	M&T Bank Corp.	172,429
3,438	People’s United Financial, Inc.	52,154
15,589	Regions Financial Corp.	165,555
5,827	SunTrust Banks, Inc.	233,430
5,840	The PNC Financial Services Group, Inc.	520,052
20,086	U.S. Bancorp	870,126
52,814	Wells Fargo & Co.	2,775,904
2,089	Zions Bancorporation	61,563

		11,490,447

Capital Goods – 7.8%
6,842	3M Co.	980,048
1,011	Allegion PLC	57,303
2,694	AMETEK, Inc.	140,842
7,017	Caterpillar, Inc.	762,537
1,916	Cummins, Inc.	295,620
6,598	Danaher Corp.	519,461
4,034	Deere & Co.	365,279
1,898	Dover Corp.	172,623
5,258	Eaton Corp. PLC	405,812
7,688	Emerson Electric Co.	510,176
2,957	Fastenal Co.	146,342
1,553	Flowserve Corp.	115,466
1,759	Fluor Corp.	135,267
3,552	General Dynamics Corp.	413,986
110,456	General Electric Co.	2,902,784
8,630	Honeywell International, Inc.	802,159
4,266	Illinois Tool Works, Inc.	373,531
2,862	Ingersoll-Rand PLC	178,904
1,491	Jacobs Engineering Group, Inc.*	79,440
1,110	Joy Global, Inc.	68,354
967	L-3 Communications Holdings, Inc.	116,765
2,992	Lockheed Martin Corp.	480,904
3,792	Masco Corp.	84,182
2,392	Northrop Grumman Corp.	286,155

Common Stocks – (continued)
Capital Goods – (continued)
3,927	PACCAR, Inc.	$246,733
1,217	Pall Corp.	103,920
1,618	Parker Hannifin Corp.	203,431
2,162	Pentair PLC	155,923
1,586	Precision Castparts Corp.	400,306
2,397	Quanta Services, Inc.*	82,888
3,393	Raytheon Co.	313,004
1,476	Rockwell Automation, Inc.	184,736
1,449	Rockwell Collins, Inc.	113,225
1,080	Roper Industries, Inc.	157,691
655	Snap-on, Inc.	77,631
1,725	Stanley Black & Decker, Inc.	151,490
3,182	Textron, Inc.	121,839
7,441	The Boeing Co.	946,718
9,275	United Technologies Corp.	1,070,799
671	W.W. Grainger, Inc.	170,615
2,047	Xylem, Inc.	79,997

		14,974,886

Commercial & Professional Services – 0.7%
1,124	Cintas Corp.	71,419
1,362	Equifax, Inc.	98,799
1,926	Iron Mountain, Inc.	68,277
3,149	Nielsen NV	152,443
2,265	Pitney Bowes, Inc.	62,559
3,038	Republic Services, Inc.	115,353
1,566	Robert Half International, Inc.	74,761
912	Stericycle, Inc.*	107,999
2,008	The ADT Corp.	70,160
420	The Dun & Bradstreet Corp.	46,284
5,016	Tyco International Ltd.	228,730
4,791	Waste Management, Inc.	214,301

		1,311,085

Consumer Durables & Apparel – 1.3%
3,125	Coach, Inc.	106,844
3,216	D.R. Horton, Inc.	79,049
512	Fossil Group, Inc.*	53,514
1,400	Garmin Ltd.	85,260
722	Harman International Industries, Inc.	77,564
1,259	Hasbro, Inc.	66,790
1,571	Leggett & Platt, Inc.	53,854
1,923	Lennar Corp. Class A	80,728
3,689	Mattel, Inc.	143,760
1,988	Michael Kors Holdings Ltd.*	176,236
654	Mohawk Industries, Inc.*	90,474
3,015	Newell Rubbermaid, Inc.	93,435
8,141	NIKE, Inc. Class B	631,335
3,901	PulteGroup, Inc.	78,644
923	PVH Corp.	107,622
675	Ralph Lauren Corp.	108,466
1,800	Under Armour, Inc. Class A*	107,082
3,887	VF Corp.	244,881
845	Whirlpool Corp.	117,641

		2,503,179

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – 1.7%
4,812	Carnival Corp.	$181,172
337	Chipotle Mexican Grill, Inc.*	199,676
1,449	Darden Restaurants, Inc.	67,045
50	Graham Holdings Co. Class B	35,905
3,039	H&R Block, Inc.	101,867
2,416	Marriott International, Inc. Class A	154,866
10,805	McDonald’s Corp.	1,088,496
8,319	Starbucks Corp.	643,724
2,087	Starwood Hotels & Resorts Worldwide, Inc.	168,671
1,376	Wyndham Worldwide Corp.	104,191
907	Wynn Resorts Ltd.	188,257
4,900	Yum! Brands, Inc.	397,880

		3,331,750

Diversified Financials – 5.0%
600	Affiliated Managers Group, Inc.*	123,240
9,973	American Express Co.	946,138
2,068	Ameriprise Financial, Inc.	248,160
19,779	Berkshire Hathaway, Inc. Class B*	2,503,230
1,392	BlackRock, Inc.	444,883
6,263	Capital One Financial Corp.	517,324
3,467	CME Group, Inc.	245,984
5,132	Discover Financial Services	318,081
3,134	E*TRADE Financial Corp.*	66,629
4,414	Franklin Resources, Inc.	255,306
1,273	Intercontinental Exchange, Inc.	240,470
4,737	Invesco Ltd.	178,822
1,164	Legg Mason, Inc.	59,725
3,475	Leucadia National Corp.	91,114
2,965	McGraw Hill Financial, Inc.	246,184
2,042	Moody’s Corp.	179,002
15,335	Morgan Stanley	495,781
4,077	Navient Corp.	72,204
2,499	Northern Trust Corp.	160,461
4,767	State Street Corp.	320,628
2,826	T. Rowe Price Group, Inc.	238,543
12,380	The Bank of New York Mellon Corp.	464,002
12,838	The Charles Schwab Corp.	345,727
4,633	The Goldman Sachs Group, Inc.(a)	775,749
1,336	The NASDAQ OMX Group, Inc.	51,596

		9,588,983

Energy – 10.8%
5,543	Anadarko Petroleum Corp.	606,792
4,333	Apache Corp.	435,986
4,788	Baker Hughes, Inc.	356,467
4,600	Cabot Oil & Gas Corp.	157,044
2,263	Cameron International Corp.*	153,228
5,492	Chesapeake Energy Corp.	170,691
20,877	Chevron Corp.	2,725,492
1,000	Cimarex Energy Co.	143,460
13,422	ConocoPhillips	1,150,668
2,581	CONSOL Energy, Inc.	118,907
3,836	Denbury Resources, Inc.	70,813

Common Stocks – (continued)
Energy – (continued)
4,244	Devon Energy Corp.	$336,974
819	Diamond Offshore Drilling, Inc.	40,647
2,513	Ensco PLC Class A	139,647
5,982	EOG Resources, Inc.	699,057
1,672	EQT Corp.	178,737
47,404	Exxon Mobil Corp.	4,772,635
2,616	FMC Technologies, Inc.*	159,759
9,316	Halliburton Co.	661,529
1,207	Helmerich & Payne, Inc.	140,145
3,014	Hess Corp.	298,054
7,425	Kinder Morgan, Inc.	269,230
7,645	Marathon Oil Corp.	305,188
3,206	Marathon Petroleum Corp.	250,292
1,948	Murphy Oil Corp.	129,503
2,954	Nabors Industries Ltd.	86,759
4,675	National Oilwell Varco, Inc.	384,986
1,540	Newfield Exploration Co.*	68,068
2,712	Noble Corp. PLC	91,015
3,972	Noble Energy, Inc.	307,671
8,668	Occidental Petroleum Corp.	889,597
2,334	ONEOK, Inc.	158,899
3,019	Peabody Energy Corp.	49,361
6,264	Phillips 66	503,814
1,584	Pioneer Natural Resources Co.	364,019
2,016	QEP Resources, Inc.	69,552
1,777	Range Resources Corp.	154,510
1,431	Rowan Companies PLC Class A	45,692
14,311	Schlumberger Ltd.	1,687,982
3,926	Southwestern Energy Co.*	178,594
7,398	Spectra Energy Corp.	314,267
1,434	Tesoro Corp.	84,133
8,090	The Williams Companies, Inc.	470,919
3,683	Transocean Ltd.	165,845
5,900	Valero Energy Corp.	295,590

		20,842,218

Food & Staples Retailing – 2.3%
4,812	Costco Wholesale Corp.	554,150
12,938	CVS Caremark Corp.	975,137
2,606	Safeway, Inc.	89,490
6,524	Sysco Corp.	244,324
5,695	The Kroger Co.	281,504
9,576	Walgreen Co.	709,869
17,731	Wal-Mart Stores, Inc.	1,331,066
4,022	Whole Foods Market, Inc.	155,370

		4,340,910

Food, Beverage & Tobacco – 5.2%
21,767	Altria Group, Inc.	912,908
7,273	Archer-Daniels-Midland Co.	320,812
1,762	Brown-Forman Corp. Class B	165,928
2,002	Campbell Soup Co.	91,712
2,587	Coca-Cola Enterprises, Inc.	123,607
4,593	ConAgra Foods, Inc.	136,320
1,800	Constellation Brands, Inc. Class A*	158,634

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
2,148	Dr. Pepper Snapple Group, Inc.	$125,830
6,854	General Mills, Inc.	360,109
1,523	Hormel Foods Corp.	75,160
2,832	Kellogg Co.	186,063
1,396	Keurig Green Mountain, Inc.	173,956
6,596	Kraft Foods Group, Inc.	395,430
4,014	Lorillard, Inc.	244,734
1,412	McCormick & Co., Inc.	101,085
2,159	Mead Johnson Nutrition Co.	201,154
1,702	Molson Coors Brewing Co. Class B	126,220
18,635	Mondelez International, Inc. Class A	700,862
1,537	Monster Beverage Corp.*	109,173
16,682	PepsiCo, Inc.	1,490,370
17,399	Philip Morris International, Inc.	1,466,910
3,421	Reynolds American, Inc.	206,457
41,609	The Coca-Cola Co.	1,762,557
1,679	The Hershey Co.	163,484
1,090	The J.M. Smucker Co.	116,161
3,019	Tyson Foods, Inc. Class A	113,333

		10,028,969

Health Care Equipment & Services – 4.2%
16,897	Abbott Laboratories	691,087
3,953	Aetna, Inc.	320,509
2,540	AmerisourceBergen Corp.	184,556
5,937	Baxter International, Inc.	429,245
2,136	Becton, Dickinson and Co.	252,689
14,620	Boston Scientific Corp.*	186,697
878	C. R. Bard, Inc.	125,563
3,750	Cardinal Health, Inc.	257,100
2,309	CareFusion Corp.*	102,404
3,305	Cerner Corp.*	170,472
3,014	Cigna Corp.	277,198
4,906	Covidien PLC	442,423
1,998	DaVita HealthCare Partners, Inc.*	144,495
1,506	DENTSPLY International, Inc.	71,309
1,138	Edwards Lifesciences Corp.*	97,686
8,496	Express Scripts Holding Co.*	589,028
1,698	Humana, Inc.	216,869
414	Intuitive Surgical, Inc.*	170,485
961	Laboratory Corp. of America Holdings*	98,406
2,526	McKesson Corp.	470,367
10,962	Medtronic, Inc.	698,937
908	Patterson Companies, Inc.	35,875
1,638	Quest Diagnostics, Inc.	96,134
3,153	St. Jude Medical, Inc.	218,345
3,226	Stryker Corp.	272,016
1,125	Tenet Healthcare Corp.*	52,808
10,902	UnitedHealth Group, Inc.	891,239
1,096	Varian Medical Systems, Inc.*	91,122
3,120	WellPoint, Inc.	335,743
1,874	Zimmer Holdings, Inc.	194,634

		8,185,441

Common Stocks – (continued)
Household & Personal Products – 2.0%
4,817	Avon Products, Inc.	$70,376
9,561	Colgate-Palmolive Co.	651,869
4,103	Kimberly-Clark Corp.	456,336
1,455	The Clorox Co.	132,987
2,788	The Estee Lauder Companies, Inc. Class A	207,037
29,790	The Procter & Gamble Co.	2,341,196

		3,859,801

Insurance – 2.9%
3,724	ACE Ltd.	386,179
4,968	Aflac, Inc.	309,258
16,036	American International Group, Inc.	875,245
3,294	Aon PLC	296,756
805	Assurant, Inc.	52,768
1,641	Cincinnati Financial Corp.	78,834
5,614	Genworth Financial, Inc. Class A*	97,684
4,975	Hartford Financial Services Group, Inc.	178,155
2,872	Lincoln National Corp.	147,736
3,315	Loews Corp.	145,893
6,054	Marsh & McLennan Companies, Inc.	313,718
12,304	MetLife, Inc.	683,610
2,973	Principal Financial Group, Inc.	150,077
5,059	Prudential Financial, Inc.	449,087
4,938	The Allstate Corp.	289,959
2,733	The Chubb Corp.	251,901
6,013	The Progressive Corp.	152,490
3,812	The Travelers Companies, Inc.	358,595
1,018	Torchmark Corp.	83,395
2,807	Unum Group	97,571
2,987	XL Group PLC	97,764

		5,496,675

Materials – 3.5%
2,346	Air Products & Chemicals, Inc.	301,742
767	Airgas, Inc.	83,534
12,283	Alcoa, Inc.	182,894
1,171	Allegheny Technologies, Inc.	52,812
1,064	Avery Dennison Corp.	54,530
1,530	Ball Corp.	95,900
1,121	Bemis Co., Inc.	45,580
564	CF Industries Holdings, Inc.	135,659
10,156	E.I. du Pont de Nemours & Co.	664,609
1,683	Eastman Chemical Co.	147,010
2,990	Ecolab, Inc.	332,907
1,476	FMC Corp.	105,076
11,403	Freeport-McMoRan Copper & Gold, Inc.	416,209
925	International Flavors & Fragrances, Inc.	96,459
4,863	International Paper Co.	245,436
4,685	LyondellBasell Industries NV Class A	457,490
2,004	MeadWestvaco Corp.	88,697
5,778	Monsanto Co.	720,748
5,334	Newmont Mining Corp.	135,697
3,528	Nucor Corp.	173,754

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
1,826	Owens-Illinois, Inc.*	$63,253
1,529	PPG Industries, Inc.	321,319
3,213	Praxair, Inc.	426,815
2,170	Sealed Air Corp.	74,149
1,290	Sigma-Aldrich Corp.	130,909
13,320	The Dow Chemical Co.	685,447
3,757	The Mosaic Co.	185,784
944	The Sherwin-Williams Co.	195,323
1,627	United States Steel Corp.	42,367
1,457	Vulcan Materials Co.	92,884

		6,754,993

Media – 3.6%
2,316	Cablevision Systems Corp. Class A	40,877
6,053	CBS Corp. Class B	376,133
28,533	Comcast Corp. Class A	1,531,651
5,177	DIRECTV*	440,097
2,465	Discovery Communications, Inc. Class A*	183,100
2,603	Gannett Co., Inc.	81,500
5,519	News Corp. Class A*	99,011
2,884	Omnicom Group, Inc.	205,398
1,216	Scripps Networks Interactive, Inc. Class A	98,666
4,811	The Interpublic Group of Companies, Inc.	93,863
17,862	The Walt Disney Co.	1,531,488
3,032	Time Warner Cable, Inc.	446,614
9,779	Time Warner, Inc.	686,975
21,240	Twenty-First Century Fox, Inc. Class A	746,586
4,349	Viacom, Inc. Class B	377,189

		6,939,148

Pharmaceuticals, Biotechnology & Life Sciences – 9.0%
17,414	AbbVie, Inc.	982,846
1,902	Actavis PLC*	424,241
3,632	Agilent Technologies, Inc.	208,622
2,187	Alexion Pharmaceuticals, Inc.*	341,719
3,279	Allergan, Inc.	554,872
8,324	Amgen, Inc.	985,312
2,602	Biogen Idec, Inc.*	820,437
18,023	Bristol-Myers Squibb Co.	874,296
8,892	Celgene Corp.*	763,645
10,791	Eli Lilly & Co.	670,877
2,643	Forest Laboratories, Inc.*	261,657
16,886	Gilead Sciences, Inc.*	1,400,018
1,816	Hospira, Inc.*	93,288
31,189	Johnson & Johnson	3,262,993
32,297	Merck & Co., Inc.	1,868,381
4,122	Mylan, Inc.*	212,530
1,321	PerkinElmer, Inc.	61,876
1,493	Perrigo Co. PLC	217,620
70,115	Pfizer, Inc.	2,081,013
873	Regeneron Pharmaceuticals, Inc.*	246,596
4,288	Thermo Fisher Scientific, Inc.	505,984

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
2,554	Vertex Pharmaceuticals, Inc.*	$241,813
944	Waters Corp.*	98,591
5,541	Zoetis, Inc.	178,808

		17,358,035

Real Estate – 2.2%
4,345	American Tower Corp. (REIT)	390,963
1,564	Apartment Investment & Management Co. Class A (REIT)	50,470
1,363	AvalonBay Communities, Inc. (REIT)	193,805
1,681	Boston Properties, Inc. (REIT)	198,660
3,090	CBRE Group, Inc. Class A*	99,004
3,665	Crown Castle International Corp. (REIT)	272,163
3,703	Equity Residential (REIT)	233,289
664	Essex Property Trust, Inc. (REIT)	122,780
5,875	General Growth Properties, Inc. (REIT)	138,415
4,918	HCP, Inc. (REIT)	203,507
3,187	Health Care REIT, Inc. (REIT)	199,729
8,465	Host Hotels & Resorts, Inc. (REIT)	186,315
4,663	Kimco Realty Corp. (REIT)	107,156
1,947	Plum Creek Timber Co., Inc. (REIT)	87,810
5,525	Prologis, Inc. (REIT)	227,022
1,595	Public Storage (REIT)	273,303
3,438	Simon Property Group, Inc. (REIT)	571,671
1,524	The Macerich Co. (REIT)	101,727
3,293	Ventas, Inc. (REIT)	211,081
1,930	Vornado Realty Trust (REIT)	205,989
6,479	Weyerhaeuser Co. (REIT)	214,390

		4,289,249

Retailing – 4.0%
4,099	Amazon.com, Inc.*	1,331,273
499	AutoNation, Inc.*	29,780
372	AutoZone, Inc.*	199,481
2,330	Bed Bath & Beyond, Inc.*	133,695
3,095	Best Buy Co., Inc.	95,976
2,537	CarMax, Inc.*	131,949
3,265	Dollar General Corp.*	187,280
2,355	Dollar Tree, Inc.*	128,253
1,133	Expedia, Inc.	89,235
1,059	Family Dollar Stores, Inc.	70,042
1,274	GameStop Corp. Class A	51,559
1,681	Genuine Parts Co.	147,592
2,231	Kohl’s Corp.	117,529
2,648	L Brands, Inc.	155,332
11,003	Lowe’s Companies, Inc.	528,034
4,070	Macy’s, Inc.	236,141
654	Netflix, Inc.*	288,152
1,619	Nordstrom, Inc.	109,979
1,166	O’Reilly Automotive, Inc.*	175,600
1,150	PetSmart, Inc.	68,770
2,321	Ross Stores, Inc.	153,488
7,212	Staples, Inc.	78,178
6,901	Target Corp.	399,913
2,936	The Gap, Inc.	122,050

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
15,049	The Home Depot, Inc.	$1,218,367
571	The Priceline Group, Inc.*	686,913
1,246	Tiffany & Co.	124,912
7,771	TJX Companies, Inc.	413,029
1,547	Tractor Supply Co.	93,439
1,253	TripAdvisor, Inc.*	136,151
1,203	Urban Outfitters, Inc.*	40,734

		7,742,826

Semiconductors & Semiconductor Equipment – 2.3%
3,519	Altera Corp.	122,320
3,428	Analog Devices, Inc.	185,352
13,238	Applied Materials, Inc.	298,517
2,706	Avago Technologies Ltd.	195,021
6,106	Broadcom Corp. Class A	226,655
780	First Solar, Inc.*	55,427
54,806	Intel Corp.	1,693,505
1,886	KLA-Tencor Corp.	136,999
1,760	Lam Research Corp.	118,941
2,650	Linear Technology Corp.	124,736
2,245	Microchip Technology, Inc.	109,578
11,571	Micron Technology, Inc.*	381,264
6,089	NVIDIA Corp.	112,890
11,949	Texas Instruments, Inc.	571,043
2,957	Xilinx, Inc.	139,896

		4,472,144

Software & Services – 9.9%
7,009	Accenture PLC Class A	566,608
5,136	Adobe Systems, Inc.*	371,641
2,004	Akamai Technologies, Inc.*	122,364
557	Alliance Data Systems Corp.*	156,656
2,469	Autodesk, Inc.*	139,202
5,264	Automatic Data Processing, Inc.	417,330
3,612	CA, Inc.	103,809
1,766	Citrix Systems, Inc.*	110,463
6,732	Cognizant Technology Solutions Corp. Class A*	329,262
1,564	Computer Sciences Corp.	98,845
12,761	eBay, Inc.*	638,816
3,498	Electronic Arts, Inc.*	125,473
18,743	Facebook, Inc. Class A*	1,261,217
3,262	Fidelity National Information Services, Inc.	178,562
2,813	Fiserv, Inc.*	169,680
3,100	Google, Inc. Class A*	1,812,477
3,099	Google, Inc. Class C*	1,782,793
10,452	International Business Machines Corp.	1,894,634
3,097	Intuit, Inc.	249,402
11,188	Mastercard, Inc. Class A	821,982
82,819	Microsoft Corp.	3,453,552
38,025	Oracle Corp.	1,541,153
3,592	Paychex, Inc.	149,284
2,134	Red Hat, Inc.*	117,946
6,154	salesforce.com inc*	357,424

Common Stocks – (continued)
Software & Services – (continued)
7,577	Symantec Corp.	$173,513
1,832	Teradata Corp.*	73,647
6,184	The Western Union Co.	107,231
1,891	Total System Services, Inc.	59,396
1,449	VeriSign, Inc.*	70,726
5,585	Visa, Inc. Class A	1,176,815
12,294	Xerox Corp.	152,937
10,298	Yahoo!, Inc.*	361,769

		19,146,609

Technology Hardware & Equipment – 6.5%
1,770	Amphenol Corp. Class A	170,522
66,449	Apple, Inc.	6,175,106
56,548	Cisco Systems, Inc.	1,405,218
14,502	Corning, Inc.	318,319
22,078	EMC Corp.	581,535
736	F5 Networks, Inc.*	82,020
1,526	FLIR Systems, Inc.	52,998
1,220	Harris Corp.	92,415
20,728	Hewlett-Packard Co.	698,119
2,092	Jabil Circuit, Inc.	43,723
5,189	Juniper Networks, Inc.*	127,338
2,453	Motorola Solutions, Inc.	163,296
3,733	NetApp, Inc.	136,329
18,542	QUALCOMM, Inc.	1,468,526
2,480	SanDisk Corp.	258,986
3,653	Seagate Technology PLC	207,563
4,546	TE Connectivity Ltd.	281,125
2,324	Western Digital Corp.	214,505

		12,477,643

Telecommunication Services – 2.4%
57,194	AT&T, Inc.	2,022,380
6,422	CenturyLink, Inc.	232,476
11,552	Frontier Communications Corp.	67,464
45,495	Verizon Communications, Inc.	2,226,070
6,282	Windstream Holdings, Inc.	62,569

		4,610,959

Transportation – 2.0%
1,615	C.H. Robinson Worldwide, Inc.	103,021
11,129	CSX Corp.	342,884
9,226	Delta Air Lines, Inc.	357,231
2,176	Expeditors International of Washington, Inc.	96,092
2,979	FedEx Corp.	450,961
1,247	Kansas City Southern	134,065
3,422	Norfolk Southern Corp.	352,569
600	Ryder System, Inc.	52,854
7,780	Southwest Airlines Co.	208,971
9,936	Union Pacific Corp.	991,116
7,821	United Parcel Service, Inc. Class B	802,904

		3,892,668

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Utilities – 3.1%
7,046	AES Corp.	$109,565
1,371	AGL Resources, Inc.	75,446
2,693	Ameren Corp.	110,090
5,406	American Electric Power Co., Inc.	301,493
4,631	CenterPoint Energy, Inc.	118,276
2,929	CMS Energy Corp.	91,238
3,283	Consolidated Edison, Inc.	189,560
6,355	Dominion Resources, Inc.	454,510
1,920	DTE Energy Co.	149,510
7,772	Duke Energy Corp.	576,605
3,593	Edison International	208,789
1,951	Entergy Corp.	160,158
9,475	Exelon Corp.	345,648
4,578	FirstEnergy Corp.	158,948
921	Integrys Energy Group, Inc.	65,511
4,725	NextEra Energy, Inc.	484,218
3,526	NiSource, Inc.	138,713
3,524	Northeast Utilities	166,579
3,660	NRG Energy, Inc.	136,152
2,832	Pepco Holdings, Inc.	77,823
5,084	PG&E Corp.	244,134
1,214	Pinnacle West Capital Corp.	70,218
6,932	PPL Corp.	246,294
5,525	Public Service Enterprise Group, Inc.	225,365
1,546	SCANA Corp.	83,190
2,519	Sempra Energy	263,764
2,312	TECO Energy, Inc.	42,726
9,634	The Southern Co.	437,191
2,563	Wisconsin Energy Corp.	120,256
5,465	Xcel Energy, Inc.	176,137

		6,028,107

TOTAL COMMON STOCKS
(Cost $98,404,329)		$191,914,393

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(b)(c) – 0.1%
United States Treasury Bill
$ 100,000	0.000%	08/07/14	$99,998
(Cost $99,999)

TOTAL INVESTMENTS – 99.7%
(Cost $98,504,328)			$192,014,391

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			656,429

NET ASSETS – 100.0%			$192,670,820

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	All or portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	15	September 2014	$1,464,300	$18,022

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – 99.6%
Automobiles & Components – 0.8%
6,834	Tesla Motors, Inc.*	$1,640,570

Banks – 2.3%
47,532	First Republic Bank	2,613,785
221,475	MGIC Investment Corp.*	2,046,429

		4,660,214

Capital Goods – 12.1%
48,443	AMETEK, Inc.	2,532,600
20,821	Flowserve Corp.	1,548,041
47,201	Graco, Inc.	3,685,454
25,469	Hubbell, Inc. Class B	3,136,507
15,907	Ingersoll-Rand PLC	994,347
50,762	Kennametal, Inc.	2,349,265
54,065	Quanta Services, Inc.*	1,869,568
84,041	Sensata Technologies Holding NV*	3,931,438
17,503	W.W. Grainger, Inc.	4,450,488

		24,497,708

Commercial & Professional Services – 1.3%
33,770	Healthcare Services Group, Inc.	994,189
35,105	Waste Connections, Inc.	1,704,348

		2,698,537

Consumer Durables & Apparel – 7.6%
78,465	Kate Spade & Co.*	2,992,655
33,133	PVH Corp.	3,863,308
15,697	Ralph Lauren Corp.	2,522,351
53,734	Toll Brothers, Inc.*	1,982,784
37,134	Under Armour, Inc. Class A*	2,209,102
27,907	VF Corp.	1,758,141

		15,328,341

Consumer Services – 4.7%
5,337	Chipotle Mexican Grill, Inc.*	3,162,226
65,795	Norwegian Cruise Line Holdings Ltd.*	2,085,702
10,324	Panera Bread Co. Class A*	1,546,845
48,362	Tim Hortons, Inc.	2,646,852

		9,441,625

Diversified Financials – 5.0%
22,734	Intercontinental Exchange, Inc.	4,294,452
167,146	Navient Corp.	2,960,156
185,817	SLM Corp.	1,544,139
15,861	T. Rowe Price Group, Inc.	1,338,827

		10,137,574

Energy – 5.7%
38,932	Cameron International Corp.*	2,636,086
8,641	Core Laboratories NV	1,443,565
30,412	Dril-Quip, Inc.*	3,322,207

Common Stocks – (continued)
Energy – (continued)
19,441	Noble Energy, Inc.	$1,505,900
32,272	Whiting Petroleum Corp.*	2,589,828

		11,497,586

Food & Staples Retailing – 1.9%
100,514	Whole Foods Market, Inc.	3,882,856

Food, Beverage & Tobacco – 5.6%
38,020	Coca-Cola Enterprises, Inc.	1,816,596
17,257	Keurig Green Mountain, Inc.	2,150,395
29,785	McCormick & Co., Inc.	2,132,308
34,110	The Hain Celestial Group, Inc.*	3,026,921
28,336	TreeHouse Foods, Inc.*	2,268,863

		11,395,083

Health Care Equipment & Services – 6.7%
19,042	C. R. Bard, Inc.	2,723,196
66,249	CareFusion Corp.*	2,938,143
27,232	Cerner Corp.*	1,404,627
20,070	Henry Schein, Inc.*	2,381,707
122,622	HMS Holdings Corp.*	2,502,715
3,979	Intuitive Surgical, Inc.*	1,638,552

		13,588,940

Household & Personal Products – 1.2%
35,081	Church & Dwight Co., Inc.	2,453,916

Materials – 4.5%
27,916	Airgas, Inc.	3,040,332
29,093	International Flavors & Fragrances, Inc.	3,033,818
14,711	The Sherwin-Williams Co.	3,043,853

		9,118,003

Media – 2.0%
22,415	Discovery Communications, Inc. Class A*	1,664,986
29,310	Scripps Networks Interactive, Inc. Class A	2,378,214

		4,043,200

Pharmaceuticals, Biotechnology & Life Sciences – 10.2%
70,905	Agilent Technologies, Inc.	4,072,783
8,875	BioMarin Pharmaceutical, Inc.*	552,114
34,393	Cepheid, Inc.*	1,648,800
14,159	Incyte Corp. Ltd.*	799,134
15,422	Medivation, Inc.*	1,188,728
7,797	Mettler-Toledo International, Inc.*	1,974,044
93,887	Mylan, Inc.*	4,840,814
6,140	Regeneron Pharmaceuticals, Inc.*	1,734,366
4,400	Shire PLC ADR	1,036,156
28,032	Vertex Pharmaceuticals, Inc.*	2,654,070

		20,501,009

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Real Estate – 2.0%
126,935	CBRE Group, Inc. Class A*	$4,066,997

Retailing – 8.6%
40,993	Dick’s Sporting Goods, Inc.	1,908,634
65,876	Dollar General Corp.*	3,778,647
78,432	Five Below, Inc.*	3,130,221
67,374	L Brands, Inc.	3,952,159
64,994	LKQ Corp.*	1,734,690
21,236	Restoration Hardware Holdings, Inc.*	1,976,010
10,392	Ulta Salon, Cosmetics & Fragrance, Inc.*	949,933

		17,430,294

Semiconductors & Semiconductor Equipment – 2.8%
16,487	Linear Technology Corp.	776,043
100,773	Xilinx, Inc.	4,767,571

		5,543,614

Software & Services – 8.1%
23,483	Equinix, Inc.*	4,933,544
20,899	FleetCor Technologies, Inc.*	2,754,488
19,758	Guidewire Software, Inc.*	803,360
17,809	LinkedIn Corp. Class A*	3,053,709
58,035	Pandora Media, Inc.*	1,712,033
34,890	ServiceNow, Inc.*	2,161,784
20,152	Twitter, Inc.*	825,627

		16,244,545

Technology Hardware & Equipment – 1.5%
32,149	Amphenol Corp. Class A	3,097,235

Telecommunication Services – 3.3%
44,207	SBA Communications Corp. Class A*	4,522,376
50,949	tw telecom, inc.*	2,053,754

		6,576,130

Transportation – 1.7%
31,320	Kansas City Southern	3,367,213

TOTAL INVESTMENTS – 99.6%
(Cost $150,056,630)		$201,211,190

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		805,399

NET ASSETS – 100.0%		$202,016,589

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 62.3%
Collateralized Mortgage Obligations – 47.6%
Agency Multi-Family(a) – 10.7%
FHLMC Multifamily Structured Pass-Through Certificates Series KF02, Class A1
$2,443,979	0.580%	07/25/20	$2,452,952
FHLMC Multifamily Structured Pass-Through Certificates Series KF03, Class A
699,213	0.492	01/25/21	701,508
FHLMC Multifamily Structured Pass-Through Certificates Series KS02, Class A
1,498,482	0.532	08/25/23	1,499,224
FNMA
187,142	2.800	03/01/18	195,579
478,349	3.864	05/01/18	516,492
110,000	3.968	05/01/18	119,276
400,000	4.656	06/01/19	439,797
94,767	3.530	10/01/20	101,159
89,942	3.615	12/01/20	96,933
378,683	3.762	12/01/20	409,999
195,788	4.521	06/01/21	217,309
FNMA ACES Series 2013-M11, Class FA
1,061,694	0.482	01/25/18	1,063,305
FNMA ACES Series 2014-M5, Class FA
397,136	0.583	01/25/17	397,775
GNMA
73,514	3.950	07/15/25	77,389

			8,288,697

Regular Floater(a) – 36.9%
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(b)
1,948,320	0.451	09/20/66	1,902,572
FHLMC REMIC Series 3208, Class FG(c)
1,941,699	0.552	08/15/36	1,946,759
FHLMC REMIC Series 3307, Class FT
2,849,743	0.392	07/15/34	2,858,000
FHLMC REMIC Series 3311, Class KF
4,324,149	0.492	05/15/37	4,328,589
FHLMC REMIC Series 3371, Class FA(c)
1,220,448	0.752	09/15/37	1,234,109
FHLMC REMIC Series 4174, Class FB
1,828,194	0.452	05/15/39	1,823,330
FNMA REMIC Series 2006-82, Class F
1,447,786	0.722	09/25/36	1,461,970
FNMA REMIC Series 2006-96, Class FA
1,475,573	0.452	10/25/36	1,479,982
FNMA REMIC Series 2007-85, Class FC
1,120,721	0.692	09/25/37	1,132,521
FNMA REMIC Series 2008-8, Class FB
1,793,861	0.972	02/25/38	1,812,009
FNMA REMIC Series 2012-35, Class QF
2,626,238	0.552	04/25/42	2,639,183
GNMA Series 2005-48, Class AF
1,411,254	0.353	06/20/35	1,405,611
Granite Master Issuer PLC Series 2006-3, Class A4
239,374	0.233	12/20/54	237,706

Mortgage-Backed Obligations – (continued)
Regular Floater(a) – (continued)
Granite Master Issuer PLC Series 2007-1, Class 2A1
$1,131,586	0.293%	12/20/54	$1,124,760
Leek Finance Number Eighteen PLC Series 18X, Class A2B
150,108	0.490	09/21/38	155,923
Leek Finance Number Seventeen PLC Series 17A, Class A2B(b)
66,320	0.510	12/21/37	69,258
National Credit Union Administration Guaranteed Notes Trust Series 2011-R1, Class 1A(c)
3,080,287	0.602	01/08/20	3,094,004

			28,706,286

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$36,994,983

Commercial Mortgage-Backed Securities – 2.9%
Regular Floater(a)(b) – 2.6%
Commercial Mortgage Pass-Through Certificates Series 2014-KYO, Class A
$900,000	1.054%	06/11/27	$900,703
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class A
1,100,000	1.102	12/15/28	1,100,000

			2,000,703

Sequential Fixed Rate(a) – 0.3%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4
196,016	5.889	07/10/44	211,372

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$2,212,075

Federal Agencies – 11.8%
Adjustable Rate FHLMC(a) – 6.1%
284,295	2.375	09/01/35	301,793
756,346	2.485	12/01/36	812,697
1,042,247	2.800	04/01/37	1,116,507
809,133	2.441	01/01/38	861,689
439,055	2.252	05/01/35	465,028
1,080,639	2.406	01/01/38	1,160,077

			4,717,791

Adjustable Rate FNMA(a) – 5.0%
107,497	1.852	05/01/33	112,137
306,062	2.333	05/01/35	324,550
808,851	2.840	06/01/35	852,119
963,946	2.228	11/01/35	1,028,958
164,815	2.402	12/01/35	175,661
584,304	2.532	03/01/37	625,826
722,131	2.293	12/01/37	764,859

			3,884,110

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – 0.7%
$555,733	1.625%	04/20/33	$578,386

TOTAL FEDERAL AGENCIES			$9,180,287

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $48,133,164)			$48,387,345

Asset-Backed Securities(a) – 35.6%
Auto(a) – 1.6%
Ally Master Owner Trust Series 2013-1, Class A1
$1,250,000	0.602%	02/15/18	$1,252,912

Collateralized Loan Obligations(a) – 9.6%
Acis CLO Ltd. Series 2013-2A, Class A(b)
925,000	1.854	10/14/22	905,532
Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)
427,510	0.477	04/29/19	419,773
Brentwood CLO Corp. Series 2006-1A, Class A1A(b)
1,194,030	0.495	02/01/22	1,179,208
Brentwood CLO Corp. Series 2006-1A, Class A1B(b)
496,335	0.495	02/01/22	490,173
KKR Financial CLO Ltd. Series 2007-1A, Class A(b)
1,383,143	0.574	05/15/21	1,366,397
OZLM Funding III Ltd. Series 2013-3A, Class A1(b)
500,000	1.558	01/22/25	497,601
Westbrook CLO Ltd. Series 2006-1X, Class A1
580,334	0.471	12/20/20	575,304
Westchester CLO Ltd. Series 2007-1X, Class A1A
2,006,327	0.450	08/01/22	1,982,878

			7,416,866

Credit Card(a) – 1.3%
Bank of America Credit Card Trust Series 2014-A1, Class A
1,000,000	0.532	06/15/21	1,001,137

Home Equity(b) – 3.0%
HLSS Servicer Advance Receivables Trust Series 2013-T5, Class AT5
650,000	1.979	08/15/46	653,380
HLSS Servicer Advance Receivables Trust Series 2014-T1, Class AT1
1,250,000	1.244	01/17/45	1,252,574
New Residential Advance Receivables Trust Series 2014-T1, Class A1
450,000	1.274	03/15/45	450,495

			2,356,449

Student Loans(a) – 20.1%
Academic Loan Funding Trust Series 2013-1A, Class A(b)
1,077,974	0.952	12/26/44	1,079,615
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
720,180	0.952	02/25/41	725,661

Asset-Backed Securities(a) – (continued)
Student Loans(a) – (continued)
Brazos Higher Education Authority Series 2005-2, Class A10(c)
$605,630	0.353%	12/26/19	$603,239
College Loan Corp. Trust Series 2004-1, Class A4
100,000	0.419	04/25/24	99,388
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(b)
593,661	0.952	06/25/26	600,121
Educational Funding of the South, Inc. Series 2011-1, Class A2(c)
1,000,000	0.879	04/25/35	1,002,485
Educational Services of America, Inc. Series 2010-1, Class A1(b)(c)
2,120,876	1.079	07/25/23	2,134,753
Educational Services of America, Inc. Series 2014-1, Class A(b)(c)
609,164	0.852	02/25/39	612,743
EFS Volunteer No. 3 LLC Series 2012-1, Class A2(b)
1,750,000	1.152	02/25/25	1,777,480
GCO Education Loan Funding Trust Series 2006-1, Class A8L
751,991	0.357	05/25/25	724,105
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
1,274,535	1.153	05/20/30	1,297,809
Nelnet Student Loan Trust Series 2008-3, Class A4(c)
1,200,000	1.877	11/25/24	1,243,813
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
1,122,229	1.183	07/01/24	1,135,913
SLM Student Loan Trust Series 2003-12, Class A5(b)
334,771	0.511	09/15/22	334,771
SLM Student Loan Trust Series 2005-9, Class A6
650,000	0.779	10/26/26	650,534
SLM Student Loan Trust Series 2008-5, Class A4(c)
300,000	1.929	07/25/23	313,482
SLM Student Loan Trust Series 2011-2, Class A1
1,103,609	0.752	11/25/27	1,111,237
SLM Student Loan Trust Series 2012-2, Class A(c)
203,255	0.852	01/25/29	204,870

			15,652,019

TOTAL ASSET-BACKED SECURITIES
(Cost $27,580,203)			$27,679,383

TOTAL INVESTMENTS – 97.9%
(Cost $75,713,367)			$76,066,728

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%			1,662,666

NET ASSETS – 100.0%			$77,729,394

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2014.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $17,727,149, which represents approximately 22.8% of net assets as of June 30, 2014.
(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
U.S. Long Bond	(26)	September 2014	$(3,566,875)	$(2,226)
U.S. Ultra Long Treasury Bonds	3	September 2014	449,813	5,667
2 Year U.S. Treasury Notes	25	September 2014	5,489,844	(4,542)
5 Year U.S. Treasury Notes	(73)	September 2014	(8,720,648)	10,085
10 Year U.S. Treasury Notes	43	September 2014	5,382,391	(7,651)
TOTAL				$1,333

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

June 30, 2014 (Unaudited)

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Assets:
Investments in unaffiliated issuers, at value (cost $118,856,075, $97,964,521, $150,056,630 and $75,713,367)	$122,438,113	$191,238,642	$201,211,190	$76,066,728
Investments in affiliated issuer, at value (cost $539,807 for Equity Index Fund)	—	775,749	—	—
Cash	348,627	810,059	385,409	2,220,114
Foreign currencies, at value (cost $47,107 for Core Fixed Income Fund)	47,299	—	—	—
Receivables:
Investments sold on an extended-settlement basis	14,802,734	—	—	52,688
Investments sold	1,265,626	—	4,488,363	—
Interest and dividends	699,739	203,622	47,074	65,872
Reimbursement from investment adviser	62,986	58,823	91,854	14,264
Collateral on certain derivative contracts(a)	55,365	—	—	346,000
Unrealized gain on forward foreign currency exchange contracts	30,786	—	—	—
Fund shares sold	3,930	18,947	5,020	57,410
Variation margin on certain derivative contracts	—	298	—	—
Other assets	5,722	9,079	18,331	6,975
Total assets	139,760,927	193,115,219	206,247,241	78,830,051

Liabilities:
Payables:
Investments purchased on an extended-settlement basis	23,133,594	—	—	900,000
Investments purchased	1,058,603	158,252	3,790,182	—
Forward sale contracts, at value (proceeds receivable, $3,055,938 for Core Fixed Income Fund)	3,086,406	—	—	—
Unrealized loss on forward foreign currency exchange contracts	165,556	—	—	—
Fund shares redeemed	111,615	67,477	154,608	44,337
Amounts owed to affiliates	61,674	75,794	187,768	37,010
Variation margin on certain derivative contracts	7,666	—	—	6,805
Accrued expenses	106,550	142,876	98,094	112,505
Total liabilities	27,731,664	444,399	4,230,652	1,100,657

Net Assets:
Paid-in capital	114,900,004	108,670,105	126,425,282	77,984,219
Undistributed (distributions in excess of) net investment income (loss)	(156,466)	1,790,861	(349,755)	(129,217)
Accumulated net realized gain (loss)	(6,038,452)	(11,318,231)	24,786,502	(480,302)
Net unrealized gain	3,324,177	93,528,085	51,154,560	354,694
NET ASSETS	$112,029,263	$192,670,820	$202,016,589	$77,729,394
Net Assets:
Institutional	$25,437	$—	$31,397	$25,168
Service	112,003,826	192,670,820	201,985,192	77,704,226
Total Net Assets	$112,029,263	$192,670,820	$202,016,589	$77,729,394
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	2,367	—	3,485	2,398
Service	10,436,730	13,178,170	22,468,603	7,413,704
Net asset value, offering and redemption price per share:
Institutional	$10.75	—	$9.01	$10.50
Service	10.73	14.62	8.99	10.48

(a)	Segregated for initial margin of $55,365 on swap transactions for Core Fixed Income Fund and $346,000 on future transactions for High Quality Floating Rate Fund, respectively.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Investment income:
Interest	$1,584,405	$—	$—	$354,471
Dividends — unaffiliated issuers (net of foreign taxes withheld of $0, $196, $4,719 and $0)	—	1,926,774	753,449	—
Dividends — affiliated issuers	—	5,200	—	—
Total investment income	1,584,405	1,931,974	753,449	354,471

Expenses:
Management fees	227,197	281,499	978,312	154,817
Distribution and Service fees — Service Shares	141,967	234,581	244,540	96,729
Professional fees	46,788	41,266	50,241	44,680
Custody, accounting and administrative services	40,303	27,300	25,376	20,197
Printing and mailing costs	20,277	16,700	29,906	13,753
Trustee fees	12,869	12,838	13,038	12,845
Transfer Agent fees(a)	11,358	18,765	19,565	7,740
Other	18,084	68,050	18,076	26,421
Total expenses	518,843	700,999	1,379,054	377,182
Less — expense reductions	(140,487)	(217,841)	(274,809)	(117,953)
Net expenses	378,356	483,158	1,104,245	259,229
NET INVESTMENT INCOME (LOSS)	1,206,049	1,448,816	(350,796)	95,242

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commissions recaptured of $7,252 for the Growth Opportunities Fund)	644,175	3,393,267	20,398,680	40,251
Investments — affiliated issuer	—	(336)	—	—
Futures contracts	(129,302)	130,561	—	(300,339)
Swap contracts	14,223	—	—	—
Forward foreign currency exchange contracts	59,932	—	—	—
Foreign currency transactions	(908)	—	—	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	2,797,137	7,674,994	(10,590,798)	403,930
Investments — affiliated issuers	—	(48,371)	—	—
Futures contracts	(67,975)	(36,422)	—	(218,882)
Swap contracts	(23,368)	—	—	—
Forward foreign currency exchange contracts	(164,910)	—	—	—
Foreign currency translation	1,597	—	—	—
Net realized and unrealized gain (loss)	3,130,601	11,113,693	9,807,882	(75,040)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,336,650	$12,562,509	$9,457,086	$20,202

(a) Class specific Transfer Agent fees were as follows:

	Transfer Agent Fees
Fund	Institutional	Service
Core Fixed Income	$2	$11,356
Equity Index	N/A	18,765
Growth Opportunities	3	19,562
High Quality Floating Rate	2	7,738

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund			Equity Index Fund
	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013		For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income (loss)	$1,206,049	$2,363,216		$1,448,816	$2,931,988
Net realized gain (loss)	588,120	(348,336)		3,523,492	368,727
Net change in unrealized gain (loss)	2,542,481	(3,727,022)		7,590,201	46,620,411
Net increase (decrease) in net assets resulting from operations	4,336,650	(1,712,142)		12,562,509	49,921,126

Distributions to shareholders:
From net investment income
Institutional Shares	(340)	(453	)(a)	—	—
Service Shares	(1,524,463)	(3,066,413)		—	(2,941,172)
From realized gains
Institutional Shares	—	—	(a)	—	—
Service Shares	—	—		—	—
From capital
Institutional Shares	—	—	(a)	—	—
Service Shares	—	—		—	—
Total distributions to shareholders	(1,524,803)	(3,066,866)		—	(2,941,172)

From share transactions:
Proceeds from sales of shares	1,625,053	5,351,449		1,115,377	3,333,154
Reinvestment of distributions	1,524,803	3,066,866		—	2,941,172
Cost of shares redeemed	(10,486,537)	(22,521,179)		(14,906,405)	(27,165,802)
Net decrease in net assets resulting from share transactions	(7,336,681)	(14,102,864)		(13,791,028)	(20,891,476)
TOTAL INCREASE (DECREASE)	(4,524,834)	(18,881,872)		(1,228,519)	26,088,478

Net assets:

Beginning of period	116,554,097	135,435,969		193,899,339	167,810,861
End of period	$112,029,263	$116,554,097		$192,670,820	$193,899,339
Undistributed (distributions in excess of) net investment income (loss)	$(156,466)	$162,288		$1,790,861	$342,045

(a) Commenced operations on April 30, 2013.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Growth Opportunities Fund			High Quality Floating Rate Fund
For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013		For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013

$(350,796)	$(894,350)		$95,242	$56,435
20,398,680	17,405,818		(260,088)	927,052
(10,590,798)	35,965,761		185,048	(667,213)
9,457,086	52,477,229		20,202	316,274

—	—	(a)	(72)	(103	)(a)
—	—		(224,388)	(348,230)

—	(1,862	)(a)	—	(129	)(a)
—	(12,613,777)		—	(400,357)

—	—	(a)	—	(13	)(a)
—	—		—	(38,172)
—	(12,615,639)		(224,460)	(787,004)

5,152,882	6,060,135		5,231,358	21,557,292
—	12,615,639		224,460	787,004
(14,495,534)	(28,504,978)		(5,688,827)	(12,600,399)
(9,342,652)	(9,829,204)		(233,009)	9,743,897
114,434	30,032,386		(437,267)	9,273,167

201,902,155	171,869,769		78,166,661	68,893,494
$202,016,589	$201,902,155		$77,729,394	$78,166,661
$(349,755)	$1,041		$(129,217)	$1

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - Institutional	$10.48	$0.13	$0.28	$0.41	$(0.14)	$10.75	3.87%	$25	0.41	%(d)	0.67	(d)	2.39	%(d)	156%
2014 - Service	10.47	0.11	0.30	0.41	(0.15)	10.73	3.88	112,004	0.67	(d)	0.91	(d)	2.12	(d)	156

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional (Commenced April 30, 2013)	10.91	0.15	(0.38)	(0.23)	(0.20)	10.48	(2.13)	24	0.43	(d)	0.69	(d)	2.10	(d)	557
2013 - Service	10.88	0.20	(0.35)	(0.15)	(0.26)	10.47	(1.35)	116,530	0.67		0.89		1.88		557
2012	10.43	0.17	0.52	0.69	(0.24)	10.88	6.70	135,436	0.67		0.83		1.57		727
2011	10.00	0.23	0.46	0.69	(0.26)	10.43	6.96	148,114	0.67		0.83		2.22		644
2010	9.62	0.28	0.41	0.69	(0.31)	10.00	7.18	170,720	0.67		0.81		2.80		399
2009	8.81	0.39	0.87	1.26	(0.45)	9.62	14.68	183,178	0.67		0.79		4.29		187

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	50

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations
Year	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014	$13.68	$0.11	$0.83	$0.94	$—	$14.62	6.87%	$192,671	0.51	%(d)	0.75	%(d)	1.54	%(d)	1%

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013	10.54	0.20	3.15	3.35	(0.21)	13.68	31.83	193,899	0.49		0.73		1.61		3
2012	9.29	0.19	1.26	1.45	(0.20)	10.54	15.50	167,811	0.48		0.72		1.82		3
2011	9.29	0.15	0.01	0.16	(0.16)	9.29	1.75	169,711	0.48		0.70		1.59		3
2010	8.22	0.13	1.08	1.21	(0.14)	9.29	14.92	193,874	0.51		0.71		1.52		4
2009	6.61	0.14	1.62	1.76	(0.15)	8.22	26.28	198,588	0.59		0.68		1.97		5

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - Institutional	$8.59	$(0.01)		$0.43	$0.42	$—	$9.01	4.89%	$31	0.98	%(d)	1.17	%(d)	(0.21	)%(d)	32%
2014 - Service	8.58	(0.02)		0.43	0.41	—	8.99	4.78	201,985	1.13	(d)	1.41	(d)	(0.36	)(d)	32

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional (Commenced April 30, 2013)	7.66	(0.02)		1.52	1.50	(0.57)	8.59	19.73	30	1.00	(d)	1.16	(d)	(0.27	)(d)	42
2013 - Service	6.93	(0.04)		2.26	2.22	(0.57)	8.58	32.20	201,872	1.16		1.39		(0.47)		42
2012 - Service	6.34	(0.02	)(e)	1.25	1.23	(0.64)	6.93	19.37	171,870	1.15		1.39		(0.26	)(e)	46
2011 - Service	6.72	(0.03)		(0.24)	(0.27)	(0.11)	6.34	(3.97)	159,324	1.17		1.41		(0.46)		53
2010 - Service	5.63	(0.03)		1.12	1.09	—	6.72	19.36	145,904	1.18		1.43		(0.56)		57
2009 - Service	3.55	(0.02)		2.10	2.08	—	5.63	58.59	127,710	1.18		1.43		(0.50)		71

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.18% of average net assets.

The accompanying notes are an integral part of these financial statements.	52

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations		From net investment income	From net realized gains		Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - Institutional	$10.51	$0.03	$(0.01)	$0.02		$(0.03)	$—		$(0.03)	$10.50	0.19%	$25	0.41	%(d)	0.72	%(d)	0.50	%(d)	15%
2014 - Service	10.51	0.01	(0.01)	—	(e)	(0.03)	—		(0.03)	10.48	0.00	77,704	0.67	(d)	0.97	(d)	0.25	(d)	15

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional (Commenced April 30, 2013)	10.56	0.02	0.03	0.05		(0.04)	(0.06	)(f)	(0.10)	10.51	0.50	25	0.40	(d)	0.86	(d)	0.25	(d)	467
2013 - Service	10.58	0.01	0.03	0.04		(0.05)	(0.06	)(f)	(0.11)	10.51	0.40	78,141	0.70		1.10		0.08		467
2012 - Service	10.70	0.04	0.25	0.29		(0.08)	(0.33)		(0.41)	10.58	2.78	68,893	0.79		1.06		0.36		1,045
2011 - Service	10.56	0.09	0.57	0.66		(0.10)	(0.42)		(0.52)	10.70	6.35	67,327	0.81		1.13		0.81		960
2010 - Service	10.29	0.17	0.37	0.54		(0.19)	(0.08)		(0.27)	10.56	5.19	72,311	0.81		1.08		1.56		614
2009 - Service	10.14	0.31	0.33	0.64		(0.36)	(0.13)		(0.49)	10.29	6.44	74,760	0.81		1.05		3.01		287

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Includes a distribution from capital of less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

June 30, 2014 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Core Fixed Income, Growth Opportunities and High Quality Floating Rate	Institutional and Service	Diversified
Equity Index	Service	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and High Quality Floating Rate	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2014:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$33,473,471	$—
Mortgage-Backed Obligations	—	43,092,895	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	25,487,038	5,907,908	—
Asset-Backed Securities	—	7,609,003	—
Foreign Debt Obligations	1,732,707	1,791,237	—
Municipal Debt Obligations	—	1,480,409	—
Government Guarantee Obligations	—	1,863,444	—
Total	$27,219,745	$95,218,367	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(3,086,406)	$—
Derivative Type
Assets(a)
Futures Contracts	$46,755	$—	$—
Forward Foreign Currency Exchange Contracts	—	30,786	—
Interest Rate Swap Contracts	—	23,106	—
Total	$—	$53,892	$—
Liabilities(a)
Futures Contracts	$(119,001)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(165,556)	—
Interest Rate Swap Contracts	—	(46,474)	—
Total	$—	$(212,030)	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$191,914,393	$—	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	99,998	—	—
Total	$192,014,391	$—	$—
Derivative Type
Assets(a)
Futures Contracts	$18,022	$—	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(b)
North America	$201,211,190	$—	$—

HIGH QUALITY FLOATING RATE
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$48,387,345	$—
Asset-Backed Securities	—	27,679,383	—
Total	$—	$76,066,728	$—
Derivative Type
Assets(a)
Futures Contracts	$15,752	$—	$—
Liabilities(a)
Futures Contracts	$(14,419)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund(s) utilize(s) fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of June 30, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on certain derivative contracts	$69,861	(a)	Variation margin on certain derivative contracts	$(165,475	)(a)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	30,786		Payable for unrealized loss on forward foreign currency exchange contracts	(165,556)
Total		$100,647			$(331,031)

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	Variation margin on certain derivative contracts	$18,022	—	$—
High Quality Floating Rate	Interest Rate	Variation margin on certain derivative contracts	15,752	Variation margin on certain derivative contracts	(14,419)

(a)	Includes unrealized gain (loss) on futures contracts and swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(115,079)	$(91,343)	339
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	59,932	(164,910)	160
Total		$(55,147)	$(256,253)	499

(a)	Average number of contracts is based on the average of month end balances at period ended June 30, 2014.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table represents gain (losses) which are included in “Net realized gain (loss) from futures transactions” and “Net change in unrealized gain (loss) on futures” in the Statements of Operations:

Fund	Risk	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity Index	Equity	$130,561	$(36,422)	15
High Quality Floating Rate	Interest Rate	(300,339)	(218,882)	195

(a)	Average number of contracts is based on the average of month end balances at period ended June 30, 2014.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.40%
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00	0.97	*
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.31	*

*	GSAM has agreed to waive a portion of its management fee in order to achieve net effective management fee rates, as defined in the Fund’s most recent prospectuses. These waivers will be effective through at least April 30, 2015 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the six months ended June 30, 2014, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through April 30, 2015 and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees:

Management Rate
Fund	$0-$400 million	Over $400 million	Effective Rate
Equity Index	0.21%	0.20%	0.21%

As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA which serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the six months ended June 30, 2014.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the six months ended June 30, 2015 for the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 30, 2015, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Core Fixed Income, Equity Index, Growth Opportunities and High Quality Floating Rate Funds are 0.004%, 0.004%, 0.004% and 0.074%, respectively. These Other Expense limitations will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$356	$—	$1,802	$138,329	$140,487
Equity Index	84,451	—	365	133,025	217,841
Growth Opportunities	29,349	88,036	965	156,459	274,809
High Quality Floating Rate	34,834	—	880	82,239	117,953

As of June 30, 2014, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Core Fixed Income	$36,818	$23,015	$1,841	$61,674
Equity Index	33,160	39,476	3,158	75,794
Growth Opportunities	158,383	26,120	3,265	187,768
High Quality Floating Rate	19,784	15,950	1,276	37,010

E.  Line of Credit Facility — As of June 30, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2014, the Funds did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2014, Goldman Sachs earned $34 and $387 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Core Fixed Income and Growth Opportunities, respectively.

The following table provides information about the investment in shares of issuers of which a Fund is an affiliate for the six months ended June 30, 2014:

Fund	Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period	Dividend Income
Equity Index	The Goldman Sachs Group, Inc.	4,880	—	(247)	4,633	$775,749	$5,200

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2014, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$164,736,503	$31,596,326	$167,456,344	$20,577,921
Equity Index	—	2,290,631	—	13,856,243
Growth Opportunities	—	62,437,044	—	72,255,051
High Quality Floating Rate	1,159,998	10,644,839	4,385,618	6,861,601

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

7.    TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Capital loss carryforwards:(1)
Expiring 2017	$(1,103,441)	$(641,077)	$—	$—
Expiring 2018	(4,488,774)	—	—	—
Perpetual short-term	(1,035,872)	—	—	—
Perpetual long-term	—	(1,365,450)	—	—
Total capital loss carryforwards	$(6,628,087)	$(2,006,527)	$—	$—
Timing differences (Qualified late year loss and straddle loss deferrals and deferred dividend)	(110,648)	837	—	—

(1)	Expiration occurs on December 31, of the year indicated.

As of December 31, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Tax cost	$118,858,537	$111,254,534	$150,428,378	$75,713,365
Gross unrealized gain	4,100,903	95,728,397	54,257,217	503,242
Gross unrealized loss	(521,327)	(14,968,540)	(3,474,405)	(149,879)
Net unrealized security gain	$3,579,576	$80,759,857	$50,782,812	$353,363

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, differences related to the tax treatment of underlying fund investments, inflation protected securities and partnership investments, real estate investment trust investments, and securities on loan.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Redemptions Risk — The Funds may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Funds. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

8.    OTHER RISKS (continued)

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares(a)
Shares sold	—	$—	2,292	$25,005
Reinvestment of distributions	32	340	43	453
	32	340	2,335	25,458
Service Shares
Shares sold	152,293	1,625,053	499,125	5,326,444
Reinvestment of distributions	142,784	1,524,463	289,474	3,066,413
Shares redeemed	(982,897)	(10,486,537)	(2,116,494)	(22,521,179)
	(687,820)	(7,337,021)	(1,327,895)	(14,128,322)
NET DECREASE	(687,788)	$(7,336,681)	(1,325,560)	$(14,102,864)

(a)	Commenced operations on April 30, 2013.

	Equity Index Fund
	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	80,227	$1,115,377	269,672	$3,333,154
Reinvestment of distributions	—	—	219,654	2,941,172
Shares redeemed	(1,076,671)	(14,906,405)	(2,232,495)	(27,165,802)
NET DECREASE	(996,444)	$(13,791,028)	(1,743,169)	$(20,891,476)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

11.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Opportunities Fund
	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares(a)
Shares sold	—	$—	3,264	$25,008
Reinvestment of distributions	—	—	221	1,862
	—	—	3,485	26,870
Service Shares
Shares sold	607,959	5,152,882	785,642	6,035,127
Reinvestment of distributions	—	—	1,498,073	12,613,777
Shares redeemed	(1,677,741)	(14,495,534)	(3,560,989)	(28,504,978)
	(1,069,782)	(9,342,652)	(1,277,274)	(9,856,074)
NET DECREASE	(1,069,782)	$(9,342,652)	(1,273,789)	$(9,829,204)

	High Quality Floating Rate Fund
	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares(a)
Shares sold	—	$—	2,368	$25,001
Reinvestment of distributions	7	72	23	245
	7	72	2,391	25,246
Service Shares
Shares sold	498,668	5,231,358	2,042,245	21,532,291
Reinvestment of distributions	21,405	224,388	74,885	786,759
Shares redeemed	(542,326)	(5,688,827)	(1,195,532)	(12,600,399)
	(22,253)	(233,081)	921,598	9,718,651
NET INCREASE (DECREASE)	(22,246)	$(233,009)	923,989	$9,743,897

(a)	Commenced operations on April 30, 2013.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended June 30, 2014 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Growth Opportunities Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 1/01/14	Ending Account Value 6/30/14		Expenses Paid for the 6 Months Ended 6/30/14*	Beginning Account Value 1/01/14	Ending Account Value 6/30/14		Expenses Paid for the 6 Months Ended 6/30/14*	Beginning Account Value 1/01/14	Ending Account Value 6/30/14		Expenses Paid for the 6 Months Ended 6/30/14*	Beginning Account Value 1/01/14	Ending Account Value 6/30/14		Expenses Paid for the 6 Months Ended 6/30/14*
Institutional(a)
Actual	$1,000	$1,039.40		$2.07	N/A	N/A		N/A	$1,000	$1,048.90		$4.98	$1,000	$1,002.60		$2.04
Hypothetical 5% return	1,000	1,022.76	+	2.06	N/A	N/A		N/A	1,000	1,019.74	+	4.91	1,000	1,022.76	+	2.06
Service
Actual	$1,000	$1,038.10		$3.39	$1,000	$1,068.70		$2.62	$1,000	$1,047.80		$5.74	$1,000	$999.40		$3.32
Hypothetical 5% return	1,000	1,021.74	+	3.36	1,000	1,022.27	+	2.56	1,000	1,019.19	+	5.66	1,000	1,021.47	+	3.36

(a)	Commenced operations on April 30, 2013
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service
Core Fixed Income	0.41%	0.67%
Equity Index	N/A	0.51%
Growth Opportunities	0.98%	1.13%
High Quality Floating Rate	0.41%	0.67%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Core Fixed Income, Goldman Sachs Equity Index, Goldman Sachs Growth Opportunities and Goldman Sachs High Quality Floating Rate Funds (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreements, the “Agreements”) between the Investment Adviser and SSgA Funds Management, Inc. (the “Sub-Adviser”) on behalf of the Equity Index Fund.

The Agreements were most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and (for Core Fixed Income and Growth Opportunities Funds) comparable institutional composites managed by the Investment Adviser, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Equity Index, Growth Opportunities, and High Quality Floating Rate Funds) and to limit certain expenses of each Fund that exceed specified levels; the undertaking of Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ affiliated distributor, to waive a portion of the distribution and service fees payable by the Growth Opportunities Fund’s Service Shares; and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Equity Index and Growth Opportunities Funds (the “Equity Funds”) and broker oversight, an update on the Investment Adviser’s soft dollars practices (with respect to the Growth Opportunities Fund), other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers (including the Sub-Adviser for the Equity Index Fund), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services (including, with respect to the Equity Index Fund, the Investment Adviser’s oversight of the Sub-Adviser) that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013,

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2014. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Core Fixed Income and Growth Opportunities Funds’ performance to that of comparable institutional composites managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Core Fixed Income Fund’s Service Shares had placed in the second quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2014. They noted that the Equity Index Fund’s Service Shares had placed in the second quartile of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one-year period, and had underperformed its benchmark index by an amount approximately equal to Fund fees and expenses for the one-, three-, and five-year periods ended March 31, 2014. The Trustees noted that the Growth Opportunities Fund’s Service Shares had placed in the first quartile of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2014. They noted that the High Quality Floating Rate Fund’s Service Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Agreements and the fee rates payable by each Fund under its respective Management Agreement and, with respect to the Equity Index Fund, payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints (as applicable) to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Equity Index, Growth Opportunities, and High Quality Floating Rate Funds) and to limit certain expenses of each of the Funds that exceed specified levels, as well as the undertaking of Goldman Sachs to waive a portion of the distribution and service fees payable by the Growth Opportunities Fund’s Service Shares. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Growth Opportunities Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Core Fixed Income, Growth Opportunities, and High Quality Floating Rate Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Core Fixed Income Fund	Growth Opportunities Fund	High Quality Floating Rate Fund
First $1 billion	0.40%	1.00%	0.40%
Next $1 billion	0.36	1.00	0.36
Next $3 billion	0.34	0.90	0.34
Next $3 billion	0.33	0.86	0.33
Over $8 billion	0.32	0.84	0.32

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Equity Index, Growth Opportunities, and High Quality Floating Rate Funds) and to limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

With respect to the Equity Index Fund, the Trustees noted that, while its Management Agreement did not have breakpoints, the Investment Adviser had agreed to waive a portion of its management fee in order to achieve the following effective annual rates: 0.21% on the first $400 million of average daily net assets and 0.20% of average daily net assets in excess of $400 million. The Trustees noted that, in addition to the Investment Adviser’s management fee waiver mentioned above, the Fund’s total expenses were further reduced by the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions on behalf of the Equity Funds and futures transactions on behalf of each of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Growth Opportunities Fund; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2015.

Sub-Advisory Agreement with for the Equity Index Fund

Nature, Extent and Quality of the Services Provided Under the Sub-Advisory Agreement and Investment Performance

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Equity Index Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and organizational structure; (b) experience in index investing and track record in tracking the performance of the Fund’s benchmark in line with the investment objective of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees reviewed the Fund’s operations and investment performance since its inception. The Trustees reviewed the services provided to the Fund under the Sub-Advisory Agreement. They noted that the Fund had placed in the second quartile of its peer group for the three- and five-year periods and in the third quartile for the one-year period, and had underperformed its benchmark index by an amount approximately equal to Fund fees and expenses for the one-, three-, and five-year periods ended March 31, 2014.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the fee schedule for the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Sub-Advisory Fee Annual Rate
First $50 million	0.030%
Next $200 million	0.020%
Next $750 million	0.010%
Over $1 billion	0.008%

The Trustees noted that the Sub-Adviser’s compensation is paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the fees incurred by the Fund for advisory services. They noted that the Sub-Adviser believes that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and the significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and the Sub-Adviser.

Conclusion

After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Equity Index Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued with respect to the Equity Index Fund until June 30, 2015.

Goldman Sachs Funds

Notification of Source of Distributions

Pursuant to Rule 19a-1 under the Investment Company Act of 1940

As noted in the table provided below, the Goldman Sachs Variable Insurance Trust: Goldman Sachs High Quality Floating Rate Fund and Goldman Sachs Core Fixed Income Fund made distributions for the quarter ending June 30, 2014 for which a portion is estimated to be in excess of the Funds’ current and accumulated net income as calculated in accordance with good accounting practice. As of June 30, 2014, the estimated sources of these distributions were as follows:

Fund	Net Income	Realized Gain	Capital Sources
GS High Quality Floating Rate Fund	67.96%	25.96%	6.08%
GS Core Fixed Income Fund	91.64%	8.36%	-

The ultimate composition of these distributions may vary from the estimates provided above due to a variety of factors including future income and expenses, allowance for interest receivable, and realized gains and losses from the purchase and sale of securities and other properties.

Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940. Tax reporting information for shareholders of the Funds will not be available until January, 2015. As a result, shareholders should not use the information provided in this notice for tax reporting purposes.

Should you have any questions, please call a Goldman Sachs Funds client representative at 1-800-621-2550.

IRS Circular 230 Disclosure:    Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties imposed on the relevant taxpayer. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

TRUSTEES

Ashok N. Bakhru, Chairman

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS

James A. McNamara, President

Scott M. McHugh, Principal Financial Officer and Treasurer

Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes and effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2014 Goldman Sachs. All rights reserved.

VITMLTISAR-14/121730.MF.MED.TMPL/8/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Small Cap Equity Insights Fund*

*	Effective April 30, 2014, the Goldman Sachs Structured Small Cap Equity Fund was renamed the Goldman Sachs Small Cap Equity Insights Fund

Semi-Annual Report

June 30, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Small Cap Equity Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Effective April 30, 2014, Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund was re-named Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 3.92% and 3.80%, respectively. These returns compare to the 3.19% cumulative total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 7.14% during the Reporting Period, enjoying a sixth consecutive quarterly gain, a stretch not seen since 1998. After a weak January 2014, U.S. equities rallied through the remainder of the Reporting Period, with the S&P 500® Index continuing to make new highs through the end of June 2014 amidst low volatility.

Economic data was slightly disappointing early in the Reporting Period. The housing market maintained its recovery, but the labor market remained weaker than expected. Additionally, fourth quarter 2013 Gross Domestic Product (“GDP”) was revised down to an annualized rate of 2.4% from 3.2%. The Federal Reserve (the “Fed”) reduced its asset purchases each month beginning in January 2014 and suggested a more hawkish stance in March 2014, dropping the threshold of 6.5% unemployment as a condition for raising interest rates. Fed Chair Yellen implied that interest rates could start to increase six months after the asset purchase program ends. Many U.S. corporate earnings announcements reflected top-line growth, though overall management guidance for 2014 was less optimistic than consensus.

During the second quarter of 2014, first quarter 2014 GDP was revised down to a contraction of 2.9%, largely due to disruption from severe winter weather. However, other economic data suggested the economy is improving. U.S. non-farm payrolls added 217,000 jobs in May 2014, and the national manufacturing Purchasing Managers Index (“PMI”), which rose to 56.4 in May 2014 from 55.4 in April 2014, showed the strongest reading in the past three months.

For the Reporting Period overall, all ten sectors within the S&P 500® Index were up, with the utilities, energy and health care sectors posting the largest gains in absolute terms. The top-weighted information technology sector was the largest positive contributor (weight times performance) to S&P 500® Index returns. The energy sector particularly benefited as oil prices climbed higher. Information technology and health care stocks benefited significantly from a robust merger and acquisition market. Conversely, consumer discretionary, industrials, telecommunication services and financials were the weakest sectors, though, as indicated, each still generated positive returns. Eight of the ten sectors in the Russell Index, representing the U.S. small-cap equity market, also were up, with the energy and utilities sectors gaining the most. Consumer discretionary and telecommunication services were weakest, generating negative returns.

All segments of the U.S. equity market advanced during the Reporting Period, with mid-cap stocks, as measured by the Russell Midcap® Index, gaining most, followed by large-cap stocks and then at some distance by small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively. Large-cap stocks were most successful relative to small-caps in the information technology sector. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the Russell Index during the Reporting Period. Our security selection added to relative performance overall, only partially offset by our quantitative model’s investment themes, which dragged down relative results during the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our six investment themes detracted from the Fund’s relative performance — Quality, Valuation and Momentum. The Quality theme assesses both firm and financial quality. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

The Fund’s Management theme contributed positively. The Management theme assesses the characteristics, policies and strategic decisions of company management.

The Sentiment and Profitability themes had a rather neutral impact on the Fund’s relative performance during the Reporting Period. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its industry and sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively, albeit modestly, to the Fund’s relative performance.

Security selection in the information technology, consumer staples and health care sectors contributed most positively to the Fund’s relative returns. Stock selection in the energy, financials and materials sectors dampened the Fund’s results relative to the Russell Index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in chicken food products producer Pilgrim’s Pride, oil and gas services provider Pioneer Energy Services and semiconductor device company Cavium. We chose to overweight Pilgrim’s Pride—a new position in the Fund during the Reporting Period — because of our positive views on Quality and Valuation. The Fund was overweight Pioneer Energy Services and Cavium due to our positive views on Quality and Sentiment.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in Internet media solutions provider Blucora, staffing services provider Kelly Services and printing services provider VistaPrint NV. The Fund was overweight Blucora and Kelly Services due to our positive views on Valuation and Momentum. Our positive views on Quality and Valuation led us to overweight VistaPrint NV.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. In the first quarter of 2014, we implemented an enhancement to our U.S. investment model within the small-capitalization segment of the market. Based on our research, we have adjusted our model to place more weight on fundamental factors, such as attractive valuations and high quality earnings, compared to the large- and mid-capitalization segments of the market. Our research found that behavioral factors, such as positive sentiment and exposure to global themes and trends, allow us to seek more dynamic returns within more liquid segments of the market, including large-and mid-capitalization stocks. Additionally, we made refinements to our transaction cost model, an important component of our portfolio construction process for all regions.

In the second quarter of 2014, we enhanced our Sentiment theme in the U.S., Europe and emerging markets, and global linkages theme in the U.S. and Europe, utilizing natural language processing to analyze thousands of earnings call transcripts and sell-side analyst reports. We read through the entirety of each company’s latest earnings call transcript, identifying key words and phrases that capture the underlying tone of the management team. This provides a better insight into management’s perception of their company. We also enhanced our ability to identify groups of related companies within our global linkages theme. We read through hundreds of research analyst reports daily to identify groups of companies related to common trending topics in the market.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2014, the Fund was overweight the information technology and consumer discretionary sectors relative to the Russell Index. The Fund was underweight utilities, financials and energy and was rather neutrally weighted in materials, health care, industrials, telecommunication services and consumer staples compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Index Definitions

The Russell Midcap Index® measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index® is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index® is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 1000 Index® measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 1000 Index® is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000 Index® measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The S&P 500 Index® is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The MSCI EAFE Index® (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

5

FUND BASICS

Small Cap Equity Insights Fund

as of June 30, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	22.94%	21.52%	6.71%	6.62%	2/13/98
Service	22.68	21.23	N/A	7.35	8/31/07

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.82%	0.99%
Service	1.07	1.24

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 6/30/143

Holding	% of Net Assets	Line of Business
Aspen Technology, Inc.	0.9%	Software & Services
Akorn, Inc	0.8	Pharmaceuticals, Biotechnology & Life Sciences
JetBlue Airways Corp.	0.8	Transportation
Buffalo Wild Wings, Inc.	0.8	Consumer Services
Integrated Device Technology, Inc.	0.8	Semiconductors & Semiconductor Equipment
Sanderson Farms, Inc.	0.8	Food, Beverage & Tobacco
Polypore International, Inc.	0.8	Capital Goods
The Geo Group, Inc.	0.8	Real Estate Investment Trust
Prosperity Bancshares, Inc.	0.8	Banks
SS&C Technologies Holdings, Inc.	0.8	Software & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2014

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 7.4% of the Fund’s net assets at June 30, 2014. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – 97.6%
Automobiles & Components – 0.9%
43,451	Modine Manufacturing Co.*	$683,919
892	Standard Motor Products, Inc.	39,846
15,852	Stoneridge, Inc.*	169,933
3,730	Tower International, Inc.*	137,413

		1,031,111

Banks – 3.8%
4,876	1st Source Corp.	149,303
53,906	CVB Financial Corp.	864,113
6,132	First Bancorp, Inc.	107,065
28,099	First Interstate Bancsystem, Inc.	763,731
1,568	Hancock Holding Co.	55,382
587	Iberiabank Corp.	40,614
11,752	International Bancshares Corp.	317,304
3,260	Oritani Financial Corp.	50,171
28,007	PrivateBancorp, Inc.	813,883
14,106	Prosperity Bancshares, Inc.	883,036
9,090	Radian Group, Inc.	134,623
17,032	United Community Banks, Inc.	278,814

		4,458,039

Capital Goods – 6.3%
14,404	AAON, Inc.	482,822
22,769	AAR Corp.	627,514
3,352	American Science & Engineering, Inc.	233,266
5,860	American Woodmark Corp.*	186,758
6,629	Ducommun, Inc.*	173,216
828	DXP Enterprises, Inc.*	62,547
14,530	Engility Holdings, Inc.*	555,918
9,822	EnPro Industries, Inc.*	718,577
1,460	Esterline Technologies Corp.*	168,075
3,999	GrafTech International Ltd.*	41,830
8,281	Hyster-Yale Materials Handling, Inc.	733,200
12,852	John Bean Technologies Corp.	398,283
5,240	Kadant, Inc.	201,478
20,835	LSI Industries, Inc.	166,263
9,579	Miller Industries, Inc.	197,136
4,918	Moog, Inc. Class A*	358,473
18,796	Polypore International, Inc.*	897,133
2,179	Quanex Building Products Corp.	38,939
16,164	TAL International Group, Inc.*	717,035
3,794	Teledyne Technologies, Inc.*	368,663

		7,327,126

Commercial & Professional Services – 3.7%
807	Barrett Business Services, Inc.	37,929
11,013	CDI Corp.	158,697
2,567	Civeo Corp.*	64,252
3,341	Deluxe Corp.	195,716
8,302	Heidrick & Struggles International, Inc.	153,587
6,584	Huron Consulting Group, Inc.*	466,279
2,981	ICF International, Inc.*	105,408
26,487	Kelly Services, Inc. Class A	454,782

Shares	Description	Value
Common Stocks – (continued)
Commercial & Professional Services – (continued)
38,104	Kimball International, Inc. Class B	$637,099
24,911	Korn/Ferry International*	731,636
12,413	Mobile Mini, Inc.	594,459
3,098	Navigant Consulting, Inc.*	54,060
20,955	Quad/Graphics, Inc.	468,763
14,873	RPX Corp.*	263,996

		4,386,663

Consumer Durables & Apparel – 5.7%
4,597	Callaway Golf Co.	38,247
1,818	Cavco Industries, Inc.*	155,075
9,460	Columbia Sportswear Co.	781,869
2,729	CSS Industries, Inc.	71,964
12,744	Ethan Allen Interiors, Inc.	315,286
11,346	Helen of Troy Ltd.*	687,908
14,583	Iconix Brand Group, Inc.*	626,194
6,517	iRobot Corp.*(a)	266,871
4,786	Movado Group, Inc.	199,433
3,229	NACCO Industries, Inc. Class A	163,387
13,921	Skechers U.S.A., Inc. Class A*	636,190
22,272	Steven Madden Ltd.*	763,930
11,940	Universal Electronics, Inc.*	583,627
20,406	William Lyon Homes Class A*	621,159
28,781	Wolverine World Wide, Inc.	750,033

		6,661,173

Consumer Services – 6.3%
7,673	American Public Education, Inc.*	263,798
11,173	Bloomin’ Brands, Inc.*	250,610
19,200	Bridgepoint Education, Inc.*	254,976
5,746	Buffalo Wild Wings, Inc.*	952,170
5,481	Capella Education Co.	298,112
15,955	Fiesta Restaurant Group, Inc.*	740,471
25,474	K12, Inc.*	613,159
12,274	Marriott Vacations Worldwide Corp.*	719,625
15,802	Papa John’s International, Inc.	669,847
8,556	Red Robin Gourmet Burgers, Inc.*	609,187
26,270	Sonic Corp.*	580,042
3,348	Strayer Education, Inc.*	175,803
22,897	Texas Roadhouse, Inc.	595,322
13,612	The Cheesecake Factory, Inc.	631,869

		7,354,991

Diversified Financials – 4.6%
14,640	Cash America International, Inc.	650,455
13,502	Cohen & Steers, Inc.(a)	585,717
677	Diamond Hill Investment Group, Inc.	86,466
12,120	Evercore Partners, Inc. Class A	698,597
51,266	Ezcorp, Inc. Class A*	592,122
1,827	Financial Engines, Inc.	82,727
7,909	GAMCO Investors, Inc. Class A	656,842
14,122	HFF, Inc. Class A	525,197
21,302	Investment Technology Group, Inc.*	359,578

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Diversified Financials – (continued)
1,421	Nelnet, Inc. Class A	$58,872
4,792	Piper Jaffray Companies*	248,082
5,782	Stifel Financial Corp.*	273,778
7,779	World Acceptance Corp.*(a)	590,893

		5,409,326

Energy – 4.7%
17,128	Basic Energy Services, Inc.*	500,480
5,329	Carrizo Oil & Gas, Inc.*	369,086
28,201	Comstock Resources, Inc.	813,317
3,425	Contango Oil & Gas Co.*	144,912
46,012	EXCO Resources, Inc.(a)	271,011
4,567	Exterran Holdings, Inc.	205,469
53,463	Forest Oil Corp.*	121,896
1,259	Forum Energy Technologies, Inc.*	45,865
11,199	Helix Energy Solutions Group, Inc.*	294,646
22,357	ION Geophysical Corp.*	94,346
13,012	Key Energy Services, Inc.*	118,930
36,650	Magnum Hunter Resources Corp.*	300,530
3,574	Matador Resources Co.*	104,647
11,984	PDC Energy, Inc.*(b)	756,789
49,965	Pioneer Energy Services Corp.*	876,386
43,530	Quicksilver Resources, Inc.*(a)	116,225
15,105	Tesco Corp.	322,341

		5,456,876

Food & Staples Retailing – 0.2%
2,453	The Andersons, Inc.	126,526
5,020	The Pantry, Inc.*	81,324

		207,850

Food, Beverage & Tobacco – 1.6%
9,071	Cal-Maine Foods, Inc.	674,157
3,992	Coca-Cola Bottling Co. Consolidated	294,091
9,263	Sanderson Farms, Inc.	900,363

		1,868,611

Health Care Equipment & Services – 5.1%
1,662	Amsurg Corp.*	75,737
10,085	Anika Therapeutics, Inc.*	467,238
440	Atrion Corp.	143,440
2,128	Computer Programs & Systems, Inc.	135,341
965	CONMED Corp.	42,605
12,848	DexCom, Inc.*	509,552
7,277	ExamWorks Group, Inc.*	230,899
4,655	Greatbatch, Inc.*	228,374
2,887	Insulet Corp.*	114,527
3,435	Invacare Corp.	63,101
16,516	Kindred Healthcare, Inc.	381,520
11,395	Magellan Health, Inc.*	709,225
13,742	Masimo Corp.*	324,311
3,722	Molina Healthcare, Inc.*	166,113
2,500	National Healthcare Corp.	140,725
3,630	Natus Medical, Inc.*	91,258
12,156	NuVasive, Inc.*	432,389

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Services – (continued)
1,653	Omnicell, Inc.*	$47,458
16,543	PharMerica Corp.*	472,964
22,345	Skilled Healthcare Group, Inc. Class A*	140,550
7,470	Triple-S Management Corp. Class B*	133,937
8,175	Vascular Solutions, Inc.*	181,403
10,648	WellCare Health Plans, Inc.*	794,980

		6,027,647

Household & Personal Products – 0.6%
8,370	USANA Health Sciences, Inc.*(a)	654,032

Insurance – 2.9%
33,240	American Equity Investment Life Holding Co.	817,704
18,200	Amtrust Financial Services, Inc.(a)	760,942
13,405	Argo Group International Holdings Ltd.	685,129
2,632	Employers Holdings, Inc.	55,746
4,129	Global Indemnity PLC*	107,313
4,422	Maiden Holdings Ltd.	53,462
38,357	Symetra Financial Corp.	872,238

		3,352,534

Materials – 5.8%
15,250	A. Schulman, Inc.	590,175
2,367	Balchem Corp.	126,776
4,402	Calgon Carbon Corp.*	98,297
41,596	Commercial Metals Co.	720,027
40,244	Globe Specialty Metals, Inc.	836,270
71,971	Graphic Packaging Holding Co.*	842,061
10,000	Kaiser Aluminum Corp.	728,700
20,521	Materion Corp.	759,072
27,819	Olin Corp.	748,887
10,320	OM Group, Inc.	334,678
10,236	Schnitzer Steel Industries, Inc. Class A	266,852
14,352	US Silica Holdings, Inc.	795,675

		6,847,470

Media – 0.1%
8,061	Entercom Communications Corp. Class A*	86,495
7,679	Harte-Hanks, Inc.	55,212

		141,707

Pharmaceuticals, Biotechnology & Life Sciences – 7.7%
20,576	Acorda Therapeutics, Inc.*	693,617
10,168	Aegerion Pharmaceuticals, Inc.*(a)	326,291
37,633	Affymetrix, Inc.*	335,310
29,684	Akorn, Inc.*	986,993
27,901	Arena Pharmaceuticals, Inc.*(a)	163,500
1,185	Cepheid, Inc.*	56,809
64,208	Dyax Corp.*	616,397
26,849	Emergent Biosolutions, Inc.*	603,028
9,251	Genomic Health, Inc.*	253,477

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
15,896	Halozyme Therapeutics, Inc.*	$157,052
33,041	Horizon Pharma, Inc.*(a)	522,709
26,319	Impax Laboratories, Inc.*	789,307
3,146	Insys Therapeutics, Inc.*(a)	98,250
4,960	InterMune, Inc.*	218,984
24,565	Isis Pharmaceuticals, Inc.*(a)	846,264
10,479	Ligand Pharmaceuticals, Inc. Class B*	652,737
6,289	Luminex Corp.*	107,856
10,592	NPS Pharmaceuticals, Inc.*	350,066
689	Pacira Pharmaceuticals, Inc.*	63,291
6,275	PDL BioPharma, Inc.(a)	60,742
28,464	Repligen Corp.*	648,695
19,421	Sangamo Biosciences, Inc.*	296,559
25,949	Sciclone Pharmaceuticals, Inc.*	136,492
32,406	Zogenix, Inc.*	65,136

		9,049,562

Real Estate Investment Trust – 9.4%
1,385	Altisource Residential Corp.	36,052
21,548	American Assets Trust, Inc.	744,483
29,983	Apollo Commercial Real Estate Finance, Inc.	494,420
7,531	Aviv REIT, Inc.	212,148
11,793	CoreSite Realty Corp.	389,994
18,034	Cousins Properties, Inc.	224,523
25,964	CubeSmart	475,660
6,043	CyrusOne, Inc.	150,471
26,345	DuPont Fabros Technology, Inc.	710,261
20,759	First Industrial Realty Trust, Inc.	391,100
11,279	Getty Realty Corp.	215,203
2,624	LaSalle Hotel Properties	92,601
11,111	Lexington Realty Trust	122,332
13,595	Pebblebrook Hotel Trust	502,471
17,830	Pennsylvania Real Estate Investment Trust	335,561
8,083	Pennymac Mortgage Investment Trust	177,341
9,212	PS Business Parks, Inc.	769,110
10,086	Redwood Trust, Inc.(a)	196,374
38,100	Resource Capital Corp.	214,503
29,213	RLJ Lodging Trust	843,964
11,334	Sovran Self Storage, Inc.	875,551
45,760	Strategic Hotels & Resorts, Inc.*	535,850
57,545	Sunstone Hotel Investors, Inc.	859,147
24,871	The Geo Group, Inc.	888,641
42,058	Western Asset Mortgage Capital Corp.(a)	595,962

		11,053,723

Retailing – 3.3%
5,885	Brown Shoe Co., Inc.	168,370
5,934	Fred’s, Inc. Class A	90,731
8,599	Group 1 Automotive, Inc.	724,982
23,299	Haverty Furniture Companies, Inc.	585,504

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
11,564	hhgregg, Inc.*(a)	$117,606
5,014	Lithia Motors, Inc. Class A	471,667
9,949	Mattress Firm Holding Corp.*(a)	475,065
11,759	Outerwall, Inc.*(a)	697,896
2,163	The Cato Corp. Class A	66,837
3,735	The Finish Line, Inc. Class A	111,079
29,214	The Pep Boys-Manny Moe & Jack*	334,792

		3,844,529

Semiconductors & Semiconductor Equipment – 7.8%
21,613	Brooks Automation, Inc.	232,772
1,219	Cabot Microelectronics Corp.*	54,428
16,764	Cavium, Inc.*	832,500
35,926	Cirrus Logic, Inc.*	816,957
23,076	Diodes, Inc.*	668,281
40,448	Fairchild Semiconductor International, Inc.*	630,989
59,872	Integrated Device Technology, Inc.*	925,621
30,344	International Rectifier Corp.*	846,598
58,459	Intersil Corp. Class A	873,962
16,056	Lattice Semiconductor Corp.*	132,462
5,931	Microsemi Corp.*	158,714
17,285	Monolithic Power Systems, Inc.	732,020
20,193	OmniVision Technologies, Inc.*	443,842
4,390	Power Integrations, Inc.	252,601
51,748	Rambus, Inc.*	739,996
78,615	RF Micro Devices, Inc.*	753,918
2,278	TriQuint Semiconductor, Inc.*	36,015

		9,131,676

Software & Services – 9.9%
12,367	Advent Software, Inc.	402,793
22,633	Aspen Technology, Inc.*	1,050,171
33,344	AVG Technologies NV*	671,215
1,202	Blackbaud, Inc.	42,960
7,009	Blucora, Inc.*	132,260
39,913	Ciber, Inc.*	197,170
10,487	comScore, Inc.*	372,079
24,986	Constant Contact, Inc.*	802,300
33,058	Conversant, Inc.*(a)	839,673
6,920	Ebix, Inc.(a)	99,025
2,233	Envestnet, Inc.*	109,238
2,411	ExlService Holdings, Inc.*	71,004
9,572	Forrester Research, Inc.	362,587
2,347	j2 Global, Inc.	119,368
6,509	LogMeIn, Inc.*	303,450
21,551	ManTech International Corp. Class A	636,186
19,803	Marchex, Inc. Class B	238,032
11,191	Monotype Imaging Holdings, Inc.	315,250
1,126	NetScout Systems, Inc.*	49,927
10,667	NIC, Inc.	169,072
26,048	Pegasystems, Inc.	550,134
7,763	QAD, Inc. Class A	165,507
19,928	SS&C Technologies Holdings, Inc.*	881,216

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
15,372	Stamps.com, Inc.*	$517,883
39,378	Take-Two Interactive Software, Inc.*	875,767
13,045	TeleTech Holdings, Inc.*	378,175
4,485	Travelzoo, Inc.*	86,785
13,272	VistaPrint NV*(a)	536,985
21,543	Web.com Group, Inc.*	621,946

		11,598,158

Technology Hardware & Equipment – 3.2%
8,154	Anixter International, Inc.	815,971
41,090	Aruba Networks, Inc.*	719,897
29,704	Benchmark Electronics, Inc.*	756,858
8,863	Calix, Inc.*	72,499
8,752	Checkpoint Systems, Inc.*	122,440
49,144	Harmonic, Inc.*	366,614
23,744	Imation Corp.*	81,679
7,852	Sanmina Corp.*	178,869
6,815	ScanSource, Inc.*	259,515
38,584	TTM Technologies, Inc.*	316,389

		3,690,731

Telecommunication Services – 0.3%
8,305	magicJack VocalTec Ltd.*(a)	125,571
11,582	USA Mobility, Inc.	178,363

		303,934

Transportation – 3.1%
4,142	Allegiant Travel Co.	487,803
15,443	ArcBest Corp.	671,925
3,203	Hawaiian Holdings, Inc.*	43,913
87,984	JetBlue Airways Corp.*(a)	954,627
31,348	Knight Transportation, Inc.	745,142
3,380	Marten Transport Ltd.	75,543
31,885	SkyWest, Inc.	389,635
11,218	Werner Enterprises, Inc.	297,389

		3,665,977

Common Stocks – (continued)
Utilities – 0.6%
10,912	Avista Corp.	$365,770
2,953	New Jersey Resources Corp.	168,793
4,144	Southwest Gas Corp.	218,762

		753,325

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $99,330,364)		$114,276,771

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 7.4%
Goldman Sachs Financial Square Money Market Fund — FST Shares
8,691,612	0.066%	$8,691,612
(Cost $8,691,612)

TOTAL INVESTMENTS – 105.0%
(Cost $108,021,976)		$122,968,383

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.0)%		(5,822,953)

NET ASSETS – 100.0%		$117,145,430

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2014.
(d)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	18	September 2014	$2,142,540	$38,762

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $99,330,364)(a)	$114,276,771
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	8,691,612
Cash	3,022,755
Receivables:
Investments sold	6,594,289
Dividends	125,395
Reimbursement from investment adviser	47,823
Variation margin on certain derivative contracts	14,940
Securities lending income	14,473
Fund shares sold	13,233
Other assets	16,645
Total assets	132,817,936

Liabilities:
Payables:
Payable upon return of securities loaned	8,691,612
Investments purchased	6,661,315
Fund shares redeemed	143,536
Amounts owed to affiliates	73,621
Accrued expenses	102,422
Total liabilities	15,672,506

Net Assets:
Paid-in capital	89,519,237
Undistributed net investment income	637,111
Accumulated net realized gain	12,003,913
Net unrealized gain	14,985,169
NET ASSETS	$117,145,430
Net Assets:
Institutional	$92,109,606
Service	25,035,824
Total Net Assets	$117,145,430
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	5,880,239
Service	1,608,127
Net asset value, offering and redemption price per share:
Institutional	$15.66
Service	15.57

(a) Includes loaned securities having a market value of $8,434,777.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

Investment income:
Dividends	$623,789
Securities lending income — affiliated issuer	89,990
Total investment income	713,779

Expenses:
Management fees	438,984
Professional fees	45,491
Printing and mailing costs	44,494
Distribution and Service fees — Service Class	30,771
Custody, accounting and administrative services	30,672
Trustee fees	12,659
Transfer Agent fees(a)	11,705
Other	25,296
Total expenses	640,072
Less — expense reductions	(121,608)
Net expenses	518,464
NET INVESTMENT INCOME	195,315

Realized and unrealized gain (loss):
Net realized gain from:
Investments	8,546,969
Futures contracts	149,062
Net change in unrealized gain (loss) on:
Investments	(4,801,989)
Futures contracts	25,132
Net realized and unrealized gain	3,919,174
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,114,489

(a) Institutional and Service Shares had Transfer Agent fees of $9,244 and $2,461, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income	$195,315	$835,904
Net realized gain	8,696,031	26,620,244
Net change in unrealized gain (loss)	(4,776,857)	7,419,372
Net increase in net assets resulting from operations	4,114,489	34,875,520

Distributions to shareholders:
From net investment income
Institutional Shares	—	(886,878)
Service Shares	—	(173,884)
From net realized gains
Institutional Shares	—	(11,194,690)
Service Shares	—	(2,979,013)
Total distributions to shareholders	—	(15,234,465)

From share transactions:
Proceeds from sales of shares	6,735,911	15,763,057
Reinvestment of distributions	—	15,234,465
Cost of shares redeemed	(17,750,874)	(32,227,693)
Net decrease in net assets resulting from share transactions	(11,014,963)	(1,230,171)
TOTAL INCREASE (DECREASE)	(6,900,474)	18,410,884

Net assets:

Beginning of period	124,045,904	105,635,020
End of period	$117,145,430	$124,045,904
Undistributed net investment income	$637,111	$441,796

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - Institutional	$15.07	$0.03		$0.56		$0.59	$—	$—	$—	$15.66	3.92%		$92,110	0.83	%(d)	1.02	%(d)	0.39	%(d)	63%
2014 - Service	15.00	0.01		0.56		0.57	—	—	—	15.57	3.80		25,036	1.08	(d)	1.27	(d)	0.14	(d)	63

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional	12.71	0.11		4.37		4.48	(0.16)	(1.96)	(2.12)	15.07	35.62		98,114	0.82		0.98		0.77		152
2013 - Service	12.65	0.08		4.34		4.42	(0.11)	(1.96)	(2.07)	15.00	35.38		25,932	1.07		1.23		0.52		152
2012 - Institutional	11.40	0.19	(e)	1.27	(f)	1.46	(0.15)	—	(0.15)	12.71	12.79	(e)	82,961	0.81		0.97		1.55	(e)	95
2012 - Service	11.35	0.17	(e)	1.25	(f)	1.42	(0.12)	—	(0.12)	12.65	12.47	(e)	22,674	1.06		1.22		1.34	(e)	95
2011 - Institutional	11.42	0.06	(g)	0.02	(h)	0.08	(0.10)	—	(0.10)	11.40	0.67		87,956	0.83		0.99		0.55	(g)	33
2011 - Service	11.37	0.03	(g)	0.02	(h)	0.05	(0.07)	—	(0.07)	11.35	0.41		22,973	1.08		1.24		0.30	(g)	33
2010 - Institutional	8.82	0.08	(i)	2.58		2.66	(0.06)	—	(0.06)	11.42	30.12		106,646	0.85		0.97		0.82	(i)	63
2010 - Service	8.78	0.06	(i)	2.56		2.62	(0.03)	—	(0.03)	11.37	29.86		27,428	1.10		1.22		0.58	(i)	63
2009 - Institutional	6.98	0.08	(j)	1.85		1.93	(0.09)	—	(0.09)	8.82	27.67		95,334	0.86		1.02		1.03	(j)	212
2009 - Service	6.96	0.07	(j)	1.83		1.90	(0.08)	—	(0.08)	8.78	27.26		23,291	1.11		1.27		0.83	(j)	212

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.62% of average net assets.
(f)	Reflects payment from affiliated relating to certain investment transactions which amount to $0.04 per share. Excluding such payment, the total return would have been 12.44% and 12.12%, respectively.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(h)	Reflects an increase of $0.02 due to payments received for class action settlements received this year.
(i)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.43% of average net assets.
(j)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.43% of average net assets.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements

June 30, 2014 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”) (formerly the Goldman Sachs Structured Small Cap Equity Fund). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves,

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a) North America	$114,276,771	$—	$—
Securities Lending Reinvestment Vehicle	8,691,612	—	—
Total	$122,968,383	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$38,762	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2014. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The value in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets
Equity	Variation margin on certain derivative contracts	$38,762	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$149,062	$25,132	4

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2014.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.75%	0.68%	0.65%	0.64%	0.75%	0.70	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on management rate before and after the waiver had been adjusted, if applicable. For the six months ended June 30, 2014, GSAM waived $29,266 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2014, GSAM reimbursed $90,715 to the Fund. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent,

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2014, custody fee credits were $1,627.

As of June 30, 2014, the amounts owed to affiliates of the Fund were $66,622, $5,096, and $1,903 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2014, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2014, Goldman Sachs earned $322 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2014, were $72,202,104 and $82,470,363, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

7.    SECURITIES LENDING (continued)

requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement.

At June 30, 2014, the Fund’s loaned securities were all subject to enforceable Securities Lending Agreements. Securities lending transactions on a net basis were as follows:

Securities Lending Transactions
Total gross amount presented in Statement of Assets and Liabilities	$8,434,777
Cash Collateral offsetting	(8,434,777)
Net amount(1)	$—

(1)	Net amount represents the net amount due from the borrower or GSAL in the event of a default based on the contractual set-off rights under the agreement.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned by the Fund for the six months ended June 30, 2014, are reported under Investment Income on the Statement of Operations. A portion of this amount, $82,868, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2014, GSAL earned $228,560 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Money Market Fund for the six months ended June 30, 2014:

Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
9,795,085	35,401,089	(36,504,562)	8,691,612	$8,691,612

8.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2013, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Timing difference (Relating to REITs and BDC adjustments)	$8,482

As of June 30, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$108,113,032
Gross unrealized gain	17,595,052
Gross unrealized loss	(2,739,701)
Net unrealized security gain	$14,855,351

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and differences in the tax treatment of underlying fund investments, real estate investment trust investment, and passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Redemptions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	443,992	$6,698,881	1,027,098	$15,552,232
Reinvestment of distributions	—	—	822,995	12,081,568
Shares redeemed	(1,073,148)	(15,907,702)	(1,870,005)	(27,808,623)
	(629,156)	(9,208,821)	(19,912)	(174,823)
Service Shares
Shares sold	2,499	37,030	14,725	210,825
Reinvestment of distributions	—	—	215,804	3,152,897
Shares redeemed	(123,206)	(1,843,172)	(293,595)	(4,419,070)
	(120,707)	(1,806,142)	(63,066)	(1,055,348)
NET DECREASE	(749,863)	$(11,014,963)	(82,978)	$(1,230,171)

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended June 30, 2014 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/14	Ending Account Value 6/30/14		Expenses Paid for the 6 Months Ended 6/30/14*
Institutional
Actual	$1,000	$1,039.20		$4.20
Hypothetical 5% return	1,000	1,020.68	+	4.16
Service
Actual	1,000	1,038.00		5.46
Hypothetical 5% return	1,000	1,019.44	+	5.41

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.83% and 1.08% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Small Cap Equity Insights Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and to limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2014. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to enhance the investment model used in managing the Fund.

The Trustees observed that the Fund’s Service Shares had placed in the second quartile of the Fund’s peer group for the five-year period and in the third quartile for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the five-year period and underperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.65
Over $8 billion	0.64

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. They also considered the benefits to GSAL and the Investment Adviser from the Fund’s securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the benefits to the Fund from its participation in the program were greater, as measured by the revenue it received in connection with the program.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2015.

29

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr. Diana M. Daniels	Scott M. McHugh, Principal Financial Officer and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Small Cap Equity Insight Fund (formerly, Structured Small Cap Equity Fund).

© 2014 Goldman Sachs. All rights reserved.

VITSCSAR-14/136463.MF.MED.TMPL/8/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Semi-Annual Report

June 30, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 4.65% and 4.49%, respectively. These returns compare to the 6.31% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 7.14% during the Reporting Period, enjoying a sixth consecutive quarterly gain, a stretch not seen since 1998. After a weak January 2014, U.S. equities rallied through the remainder of the Reporting Period, with the S&P 500® Index continuing to make new highs through the end of June 2014 amidst low volatility.

Economic data was slightly disappointing early in the Reporting Period. The housing market maintained its recovery, but the labor market remained weaker than expected. Additionally, fourth quarter 2013 Gross Domestic Product (“GDP”) was revised down to an annualized rate of 2.4% from 3.2%. The Federal Reserve (the “Fed”) reduced its asset purchases each month beginning in January 2014 and suggested a more hawkish stance in March 2014, dropping the threshold of 6.5% unemployment as a condition for raising interest rates. Fed Chair Yellen implied that interest rates could start to increase six months after the asset purchase program ends. Many U.S. corporate earnings announcements reflected top-line growth, though overall management guidance for 2014 was less optimistic than consensus.

During the second quarter of 2014, first quarter 2014 GDP was revised down to a contraction of 2.9%, largely due to disruption from severe winter weather. However, other economic data suggested the economy is improving. U.S. non-farm payrolls added 217,000 jobs in May 2014, and the national manufacturing Purchasing Managers Index (“PMI”), which rose to 56.4 in May 2014 from 55.4 in April 2014, showed the strongest reading in the past three months.

For the Reporting Period overall, all ten sectors within the S&P 500® Index were up, with the utilities, energy and health care sectors posting the largest gains in absolute terms. The top-weighted information technology sector was the largest positive contributor (weight times performance) to S&P 500® Index returns. The energy sector particularly benefited as oil prices climbed higher. Information technology and health care stocks benefited significantly from a robust merger and acquisition market. Conversely, consumer discretionary, industrials, telecommunication services and financials were the weakest sectors, though, as indicated, each still generated positive returns.

All segments of the U.S. equity market advanced during the Reporting Period, with mid-cap stocks, as measured by the Russell Midcap® Index, gaining most, followed by large-cap stocks and then at some distance by small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively. Large-cap stocks were most successful relative to small-caps in the information technology sector. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s performance relative to the Russell Index during the Reporting Period can be attributed primarily to stock selection overall.

Which equity market sectors most significantly affected Fund performance?

Detracting most from the Fund’s relative results during the Reporting Period was stock selection in the consumer discretionary, consumer staples and health care sectors. Partially offsetting such detractors was effective stock selection in the information technology sector and, to a lesser degree in the telecommunication services sector, each of which contributed positively to the Fund’s performance relative to the Russell Index during the Reporting Period.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in natural foods supermarket owner and operator Whole Foods Market, professional networking website LinkedIn and regulated exchange and clearing house operator IntercontinentalExchange Group.

Whole Foods Market was the biggest detractor from the Fund’s relative performance during the Reporting Period, as the company reported worse than expected fiscal second quarter results. The company also lowered its full year 2014 outlook and introduced its five-year earnings outlook, which was below market expectations. Despite the lackluster results, at the end of the Reporting Period, we continued to believe Whole Foods Market was a high quality company well positioned to be a strong outperformer over the long term. In our view, its sales have the potential to accelerate should price reductions over the last few quarters pay off, should new store cannibalization decline and should results from bad weather roll off. Lastly, we continued to believe at the end of the Reporting Period that the stock was attractively valued for a company with strong market share and above average growth potential relative to peers.

LinkedIn, a new purchase for the Fund during the Reporting Period, was a top detractor from the Fund’s relative performance. Its weak performance resulted primarily from fourth quarter 2013 earnings that were below expectations. At the end of the Reporting Period, we believed LinkedIn has an open-ended market opportunity as it continues to disrupt the recruiting industry and monetizes its extensive and rapidly growing global user base. Furthermore, LinkedIn has targeted new member opportunities in the service industry, despite being branded as a white-collar service provider. While the stock may not have appeared overly inexpensive on a number of valuation metrics at the end of the Reporting Period, we believed it warranted a premium valuation as the company could exceed earnings expectations should it successfully capture additional subscribers and develop its platform.

Intercontinental Exchange detracted from the Fund’s relative performance, as its shares took a pause at the start of this calendar year following strong performance in 2013 and with weaker than normal trading volumes year-to-date through June 2014. Despite this short-term weakness, we remained confident at the end of the Reporting Period in the company’s long-term growth opportunity, as it has a leading position in the over-the-counter market and should benefit from the globalization of markets and the migration toward clearing and post-trade automation. Additionally, we believe its recent acquisition of Singapore Mercantile Exchange complements the company’s current international footprint.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited relative to the Russell Index from positions in specialty coffee and coffeemaker company Keurig Green Mountain, natural resources exploration and production company Anadarko Petroleum and global commercial real estate services firm CBRE Group.

Keurig Green Mountain was the top contributor to the Fund’s performance during the Reporting Period. Its shares rose following the announcement that Coca-Cola purchased a 10% stake in the company and entered into a 10-year agreement to develop Coke brand products for the Keurig Cold beverage system. The company also benefited from exposure to the Starbucks, Dunkin, Folgers and Costco brands. Further, shareholders approved the company’s official name change to Keurig Green Mountain from Green Mountain Coffee Roasters, recognizing the value that Keurig has brought to the overall franchise and creating a powerful corporate identity. Following the stock’s strong recent performance, we sold the Fund’s position in Keurig Green Mountain during the Reporting Period, taking profits.

Shares of Anadarko Petroleum rose during the Reporting Period and contributed to the Fund’s relative returns. Investors reacted positively after the company announced it had reached a settlement related to the Tronox litigation. Anadarko Petroleum agreed to pay $5.15 billion, which was less than originally anticipated. At the end of the Reporting Period, we continued to believe Anadarko Petroleum is a well-positioned franchise given its proven reserves, strong production growth, quality asset portfolio and significant development opportunities.

CBRE Group was a top contributor to the Fund’s relative results during the Reporting Period. The company reported a strong first quarter of 2014 and issued full-year 2014 guidance that management suggested could prove conservative. We believe the rest of 2014 could shape up well for CBRE Group, as it continued to post strong results, and trends appeared to us to be solid. In addition, the potential improvement in the availability of credit and strong inflows in its investment management business are encouraging. At the end of the Reporting Period, we continued to believe CBRE Group has strong growth potential as it is a market leader and share gainer with tailwinds from solid commercial real estate trends. CBRE Group also has a growing base of recurring revenue coming from its suite of fully outsourced commercial real estate services.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period, we established a Fund position in Mylan, a U.S.-based pharmaceutical company that develops, manufactures and distributes generic and specialty pharmaceuticals globally. We believe Mylan is a high quality franchise that operates in segments of the generics market with high barriers to entry and that its management team is comprised of solid operators. The company has above-average profitability and, in our view, underappreciated growth potential. We believe Mylan may deliver better than expected revenue growth over the next couple of years with continued margin expansion. Ultimately, the catalyst for us initiating the position was that we believe the market is significantly undervaluing the growth potential of Mylan, and we believe consensus estimates are too low. In other words, we believed shares of Mylan presented a compelling risk/reward opportunity at the time of purchase.

We initiated a Fund position in professional networking website LinkedIn, mentioned earlier. We believe LinkedIn is one of the fastest growing and most open-ended opportunities in the Internet industry. The company has been a disruptive force in the recruitment industry and has what we view as an unmatched value proposition with limited competition. The company is seeking to expand its addressable market and its user base beyond the white collar professional. LinkedIn also continues to add new and premium services to drive growth and deepen user engagement. Additionally, the company has, we believe, a significant advertising revenue opportunity. We initiated the Fund’s position as the stock pulled back, and even while the stock may not have appeared inexpensive on a number of valuation metrics, we believe its valuation was reasonable relative to its rapid growth rate and versus other rapidly growing technology companies at a similar stage in its life cycle.

We established a Fund position in Kansas City Southern, a transportation holding company with domestic and international rail operations in North America. The company has an approximately 50% market share of cross-border trade with Mexico, leaving it with minimal competition in the area. Kansas City Southern is also one of only eight Class I rails in North America across four distinct regions. (In the U.S., the Surface Transportation Board defines a Class I railroad as having annual carrier operating revenues of $250 million or more after adjusting for inflation using the Railroad Freight Price Index developed by the Bureau of Labor Statistics.) Such regional structure could spur increased efficiencies and the acquisition of valuable cross-border tracks in an industry with high barriers to entry. At the end of the Reporting Period, we were constructive on Kansas City Southern’s long-term growth trajectory, a view reinforced by the significant track and locomotive investment the company has made over the past 15 years — equipment that possesses a useful life of approximately 50 years.

In addition to those sales already mentioned, we exited the Fund’s position in FedEx during the Reporting Period. While we continue to believe in the strength of FedEx’s business, the stock has historically been a strong performer since we initiated the position and thus we took the opportunity to take profits and reallocate the assets into names with what we considered to have more attractive risk/reward profiles.

We sold the Fund’s position in global pharmaceuticals company Sanofi. Sanofi has a large exposure to emerging markets, where we became concerned by the slowdown in growth across pharmaceuticals, particularly as it relates to the company’s Brazil exposure.

We eliminated the Fund’s position in Salesforce.com. While we have a constructive view of the company, the stock had appreciated rapidly ahead of its fourth quarter 2013 earnings report. Believing the company’s growth opportunity was increasingly reflected in its valuation, we decided to transition our exposure to other technology names that had underperformed during the same time period but which currently offered more attractive returns, in our view.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we believe may outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, consumer discretionary and information technology increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in telecommunication services and energy decreased.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2014, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and financials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in energy, health care and materials and was rather neutrally weighted to the Russell Index in information technology, consumer staples and industrials. The Fund had no exposure to the utilities and telecommunication services sectors at the end of the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

Almost six years since the onset of the most recent global financial crisis, which was quickly followed by the Eurozone crisis, the global economy continues to improve, if slowly. Companies are starting to invest for growth, notably through mergers and acquisitions, and corporate earnings are broadly increasing, even if not as fast as expected. Furthermore, correlations and volatility have fallen from elevated levels during the crises. Given this backdrop, we believed at the end of the Reporting Period that equity market total returns for calendar year 2014 are likely to be close to the historical average. Equity performance was strong during the Reporting Period in many markets, nudging valuations higher to roughly historical average levels. However, the global economic recovery appears to be broadening, and equity risk premiums are still above average, suggesting to us that equities may look attractive relative to other assets. That said, average valuations for many international equity markets may reduce upside potential and thus make stock-picking more critical for generating returns.

In our view, U.S. equities overall could benefit from having the strongest macroeconomic outlook amongst the developed markets as well as exposure to growth spending. Consensus estimates for U.S. GDP growth are 2.5% for 2014 and 3.5% for 2015, which are more than one percentage point higher than estimates for the Eurozone and Japan in both years. We believe the U.S. equity market is also well positioned to potentially benefit from the current strong merger and acquisition activity in the information technology and health care sectors, which together account for approximately 30% of the S&P 500® Index. We expect forthcoming capital expenditures to benefit several U.S. equity market sectors as well. Further, we continue to have a favorable view on companies and industries positively impacted by U.S. shale development. We particularly like U.S. energy companies with predominantly domestic assets, which we believe could have an advantage over the more internationally-focused companies. We also favor companies that could benefit from cheaper U.S. feedstock, such as refiners and petrochemical producers.

As companies differentiate themselves with revenue and earnings growth, we believe fundamental active managers have an excellent opportunity to similarly differentiate their portfolios and performance. As always, we maintain our focus on seeking companies that we believe could potentially generate long-term growth in today’s ever-changing market conditions.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Index Definitions

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

6

FUND BASICS

Strategic Growth Fund

as of June 30, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 06/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	27.45%	16.82%	7.23%	4.99%	4/30/98
Service	27.09	16.50	N/A	6.83	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.81%	0.85%
Service	1.06	1.10

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/143

Holding	% of Net Assets	Line of Business
Apple, Inc.	5.2%	Technology Hardware & Equipment
American Tower Corp. (REIT)	3.2	Real Estate
Amazon.com, Inc.	2.5	Retailing
Equinix, Inc.	2.4	Software & Services
Costco Wholesale Corp.	2.3	Food & Staples Retailing
Oracle Corp.	2.3	Software & Services
Google, Inc. Class A	2.2	Software & Services
Google, Inc. Class C	2.2	Software & Services
Honeywell International, Inc.	2.0	Capital Goods
EMC Corp.	1.9	Technology Hardware & Equipment

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2014

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – 99.5%
Banks – 0.4%
43,756	Citigroup, Inc.	$2,060,908

Capital Goods – 10.4%
23,350	Caterpillar, Inc.	2,537,445
35,594	Cummins, Inc.	5,491,798
73,384	Danaher Corp.	5,777,522
111,510	Honeywell International, Inc.	10,364,855
61,244	Ingersoll-Rand PLC	3,828,362
35,749	Precision Castparts Corp.	9,023,048
143,902	Sensata Technologies Holding NV*	6,731,736
36,756	The Boeing Co.	4,676,466
17,461	W.W. Grainger, Inc.	4,439,808

		52,871,040

Consumer Durables & Apparel – 3.9%
119,853	NIKE, Inc. Class B	9,294,600
60,495	PVH Corp.	7,053,717
90,097	Toll Brothers, Inc.*	3,324,579

		19,672,896

Consumer Services – 5.8%
7,806	Chipotle Mexican Grill, Inc.*	4,625,133
61,683	Las Vegas Sands Corp.	4,701,478
89,399	Starbucks Corp.	6,917,695
65,870	Tim Hortons, Inc.	3,605,065
121,377	Yum! Brands, Inc.	9,855,812

		29,705,183

Diversified Financials – 3.0%
37,092	Intercontinental Exchange, Inc.	7,006,679
226,301	Navient Corp.	4,007,791
37,815	Northern Trust Corp.	2,428,101
230,462	SLM Corp.	1,915,139

		15,357,710

Energy – 4.5%
69,665	Anadarko Petroleum Corp.	7,626,228
78,938	Cameron International Corp.*	5,344,892
30,664	Noble Energy, Inc.	2,375,233
66,332	Schlumberger Ltd.	7,823,859

		23,170,212

Food & Staples Retailing – 4.4%
103,373	Costco Wholesale Corp.	11,904,435
58,299	Wal-Mart Stores, Inc.	4,376,506
157,256	Whole Foods Market, Inc.	6,074,799

		22,355,740

Food, Beverage & Tobacco – 4.3%
53,459	Coca-Cola Enterprises, Inc.	2,554,271
34,173	McCormick & Co., Inc.	2,446,445
53,391	PepsiCo, Inc.	4,769,952
151,488	The Coca-Cola Co.	6,417,032
64,240	The Hain Celestial Group, Inc.*	5,700,657

		21,888,357

Common Stocks – (continued)
Health Care Equipment & Services – 2.9%
176,577	Abbott Laboratories	$7,221,999
41,380	McKesson Corp.	7,705,370

		14,927,369

Household & Personal Products – 1.7%
124,994	Colgate-Palmolive Co.	8,522,091

Materials – 3.1%
40,812	Airgas, Inc.	4,444,835
42,878	Monsanto Co.	5,348,602
30,066	The Sherwin-Williams Co.	6,220,956

		16,014,393

Media – 3.9%
116,650	Comcast Corp. Class A	6,261,772
66,875	Discovery Communications, Inc. Class A*	4,967,475
240,250	Twenty-First Century Fox, Inc. Class A	8,444,788

		19,674,035

Pharmaceuticals, Biotechnology & Life Sciences – 8.3%
121,429	Agilent Technologies, Inc.	6,974,882
10,538	Biogen Idec, Inc.*	3,322,737
74,111	Celgene Corp.*	6,364,653
100,015	Gilead Sciences, Inc.*	8,292,244
167,976	Mylan, Inc.*	8,660,842
21,465	Regeneron Pharmaceuticals, Inc.*	6,063,218
29,291	Vertex Pharmaceuticals, Inc.*	2,773,272

		42,451,848

Real Estate – 5.1%
182,467	American Tower Corp. (REIT)	16,418,381
305,601	CBRE Group, Inc. Class A*	9,791,456

		26,209,837

Retailing – 8.2%
39,934	Amazon.com, Inc.*	12,969,764
117,503	Dollar General Corp.*	6,739,972
131,658	L Brands, Inc.	7,723,058
100,835	The Home Depot, Inc.	8,163,602
5,269	The Priceline Group, Inc.*	6,338,607

		41,935,003

Semiconductors & Semiconductor Equipment – 1.0%
104,407	Xilinx, Inc.	4,939,495

Software & Services – 17.5%
183,009	eBay, Inc.*	9,161,431
59,022	Equinix, Inc.*	12,399,932
107,687	Facebook, Inc. Class A*	7,246,258
21,284	FleetCor Technologies, Inc.*	2,805,231
19,217	Google, Inc. Class A*	11,235,603
19,217	Google, Inc. Class C*	11,055,156
42,697	LinkedIn Corp. Class A*	7,321,255
170,606	Microsoft Corp.	7,114,270
284,652	Oracle Corp.	11,536,946

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
62,484	ServiceNow, Inc.*	$3,871,509
26,502	Visa, Inc. Class A	5,584,236

		89,331,827

Technology Hardware & Equipment – 9.8%
41,354	Amphenol Corp. Class A	3,984,044
285,781	Apple, Inc.	26,557,628
376,971	EMC Corp.	9,929,416
120,138	QUALCOMM, Inc.	9,514,930

		49,986,018

Transportation – 1.3%
59,281	Kansas City Southern	6,373,300

TOTAL INVESTMENTS – 99.5%
(Cost $403,411,216)		$507,447,262

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		2,427,555

NET ASSETS – 100.0%		$509,874,817

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
REIT	— Real Estate Investment Trust

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets:
Investments, at value (cost $403,411,216)	$507,447,262
Cash	7,397,559
Receivables:
Investments sold	12,918,218
Dividends	336,590
Fund shares sold	80,595
Reimbursement from investment adviser	5,220
Other assets	42,681
Total assets	528,228,125

Liabilities:
Payables:
Investments purchased	17,432,395
Fund shares redeemed	431,343
Amounts owed to affiliates	384,186
Accrued expenses	105,384
Total liabilities	18,353,308

Net Assets:
Paid-in capital	339,102,594
Undistributed net investment income	679,552
Accumulated net realized gain	66,056,625
Net unrealized gain	104,036,046
NET ASSETS	$509,874,817
Net Assets:
Institutional	$121,426,447
Service	388,448,370
Total Net Assets	$509,874,817
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,579,161
Service	21,108,151
Net asset value, offering and redemption price per share:
Institutional	$18.46
Service	18.40

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

Investment income:

Dividends (net of foreign taxes withheld of $5,776)	$2,841,522

Expenses:
Management fees	1,868,683
Distribution and Service fees — Service Class	474,462
Transfer Agent fees(a)	49,828
Professional fees	37,734
Printing and mailing costs	27,547
Custody, accounting and administrative services	24,689
Trustee fees	13,390
Other	50,416
Total expenses	2,546,749
Less — expense reductions	(104,485)
Net expenses	2,442,264
NET INVESTMENT INCOME	399,258

Realized and unrealized gain (loss):
Net realized gain from Investments (including commissions recaptured of $6,466)	42,123,303
Net change in unrealized loss on Investments	(20,262,512)
Net realized and unrealized gain	21,860,791
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,260,049

(a) Institutional and Service Shares had Transfer Agent fees of $11,874 and $37,954, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income	$399,258	$745,084
Net realized gain	42,123,303	97,831,625
Net change in unrealized gain (loss)	(20,262,512)	31,169,880
Net increase in net assets resulting from operations	22,260,049	129,746,589

Distributions to shareholders:
From net investment income
Institutional Shares	—	(449,137)
Service Shares	—	(569,206)
From net realized gains
Institutional Shares	—	(4,219,342)
Service Shares	—	(13,559,994)
Total distributions to shareholders	—	(18,797,679)

From share transactions:
Proceeds from sales of shares	7,643,742	32,225,990
Reinvestment of distributions	—	18,797,679
Cost of shares redeemed	(33,468,138)	(58,717,338)
Net decrease in net assets resulting from share transactions	(25,824,396)	(7,693,669)
TOTAL INCREASE (DECREASE)	(3,564,347)	103,255,241

Net assets:

Beginning of period	513,439,164	410,183,923
End of period	$509,874,817	$513,439,164
Undistributed net investment income	$679,552	$280,294

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - Institutional	$17.64	$0.03		$0.79	$0.82	$—		$—	$—	$18.46	4.65%	$121,426	0.79	%(d)	0.83	%(d)	0.35	%(d)	25%
2014 - Service	17.61	0.01		0.78	0.79	—		—	—	18.40	4.49	388,448	1.04	(d)	1.08	(d)	0.10	(d)	25
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional	13.86	0.06		4.42	4.48	(0.07)		(0.63)	(0.70)	17.64	32.42	122,220	0.80		0.84		0.35		66
2013 - Service	13.85	0.02		4.40	4.42	(0.03)		(0.63)	(0.66)	17.61	32.00	391,219	1.05		1.09		0.10		66
2012 - Institutional	11.64	0.10	(e)	2.21	2.31	(0.09)		—	(0.09)	13.86	19.83	106,119	0.80		0.84		0.79	(e)	42
2012 - Service	11.63	0.07	(e)	2.21	2.28	(0.06)		—	(0.06)	13.85	19.57	304,065	1.05		1.09		0.56	(e)	42
2011 - Institutional	12.01	0.06		(0.37)	(0.31)	(0.06)		—	(0.06)	11.64	(2.62)	102,018	0.83		0.85		0.47		35
2011 - Service	12.00	0.03		(0.37)	(0.34)	(0.03)		—	(0.03)	11.63	(2.86)	246,208	1.08		1.10		0.23		35
2010 - Institutional	10.89	0.05		1.12	1.17	(0.05)		—	(0.05)	12.01	10.74	120,027	0.86		0.86		0.49		38
2010 - Service	10.88	0.03		1.11	1.14	(0.02)		—	(0.02)	12.00	10.50	238,353	1.11		1.11		0.24		38
2009 - Institutional	7.40	0.03		3.50	3.53	(0.04	)(f)	—	(0.04)	10.89	47.75	125,258	0.85		0.85		0.35		64
2009 - Service	7.39	0.01		3.50	3.51	(0.02	)(f)	—	(0.02)	10.88	47.50	219,909	1.10		1.10		0.10		64

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.27% of average net assets.
(f)	Includes a return of capital of less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

June 30, 2014 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a) North America	$507,447,262	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.71	%*

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectuses. This waiver will be effective through at least April 30, 2015 and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on the management rate before and after the waiver had been adjusted, if applicable. For the six months ended June 30, 2014, GSAM waived $99,664 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.114%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. The Fund bears its

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. For the six months ended June 30, 2014, GSAM reimbursed $3,261 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2014, custody fee credits were $1,560.

As of June 30, 2014, the amounts owed to affiliates of the Fund were $296,336, $79,503 and $8,347 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2014, the Funds did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2014, Goldman Sachs earned $951 in brokerage commissions from portfolio transactions.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2014, were $122,851,857 and $147,111,753, respectively.

6.    TAX INFORMATION

As of June 30, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$403,495,808
Gross unrealized gain	109,897,156
Gross unrealized loss	(5,945,702)
Net unrealized security gain	$103,951,454

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Redemptions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	183,055	$3,248,864	295,816	$4,655,407
Reinvestment of distributions	—	—	270,323	4,668,479
Shares redeemed	(533,097)	(9,440,139)	(1,290,904)	(20,366,601)
	(350,042)	(6,191,275)	(724,765)	(11,042,715)
Service Shares
Shares sold	249,425	4,394,878	1,828,667	27,570,583
Reinvestment of distributions	—	—	819,559	14,129,200
Shares redeemed	(1,358,139)	(24,027,999)	(2,392,516)	(38,350,737)
	(1,108,714)	(19,633,121)	255,710	3,349,046
NET DECREASE	(1,458,756)	$(25,824,396)	(469,055)	$(7,693,669)

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended June 30, 2014 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/14	Ending Account Value 6/30/14		Expenses Paid for the 6 Months Ended 6/30/14*
Institutional
Actual	$1,000	$1,046.50		$4.01
Hypothetical 5% return	1,000	1,020.88	+	3.96
Service
Actual	1,000	1,044.90		5.27
Hypothetical 5% return	1,000	1,019.64	+	5.21

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.79% and 1.04% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic Growth Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, and a comparable institutional composite managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and to limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2014. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Service Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one- and five-year periods ended March 31, 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2015.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer
Diana M. Daniels	and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund.

©2014 Goldman Sachs. All rights reserved.

VITGRWSAR-14/121739.MF.MED.TMPL/8/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Income Fund

Semi-Annual Report

June 30, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Income Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. government securities, non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to, among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility, are less liquid and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. The Fund may invest in loans directly, through loan assignments, or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the period since its inception on April 14, 2014 through June 30, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Advisor, Institutional and Service Shares generated cumulative total returns of 0.13%, 0.23% and 0.17%, respectively. These returns compare to the 0.05% cumulative total return of the Fund’s benchmark, the BofA Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Fund during the Reporting Period?

U.S. Treasury yields fell during the Reporting Period as U.S. economic data, including manufacturing and housing market activity, continued to improve. The Federal Reserve (the “Fed”) raised its median projections for 2015 and 2016 interest rates and lowered its unemployment rate forecast. The U.S. Treasury yield curve flattened, or yield differentials across various maturities narrowed, as a result of increased buying at the longer end of yield curve due, in part, to liability-driven investment (“LDI”). LDI is a form of investing, often used by defined benefit pension plans, in which the main goal is to gain sufficient assets to meet all liabilities, both current and future. Overall, fixed income market volatility was low during the Reporting Period, making it difficult for investors to generate meaningful returns based on the direction of the financial markets.

After a weak first quarter of 2014, the U.S. economy was slow to rebound, but economic indicators near the end of the second calendar quarter showed improvement, with labor, housing and manufacturing data all pointing to accelerated growth. Meanwhile, U.K. economic data remained strong. The European Central Bank (“ECB”) cut its deposit rate 10 basis points, moving it into negative territory, the first major central bank to do so, in an effort to stimulate lending. (A basis point is 1/100th of a percentage point.) In an effort to stimulate lending activity and enhance liquidity in the financial markets, the ECB also adopted unconventional policy measures that were more aggressive than the market expected.

What key factors were responsible for the Fund’s performance during the Reporting Period?

Overall, the Fund’s performance was driven by a pro-global economic growth view, including our positive outlook for the U.S. economy expressed through the Fund’s modest positions in corporate bonds and non-agency mortgage-backed securities. During the Reporting Period, the Fund benefited from our cross-sector strategy wherein we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. In particular, the Fund’s position in corporate bonds enhanced returns, as corporate bonds performed well on healthy fundamentals and positive U.S. economic growth. Also adding value was the Fund’s country positioning, with relative value positions — including our long European peripherals versus short Germany country valuation strategy — contributing most positively. The Fund’s country strategy looks at various countries, both in the developed and emerging markets, for relative value opportunities. The Fund also benefited from our emerging markets debt strategy, including the Fund’s position in Mexican local emerging markets debt, which was established because of significant energy reforms taking place in Mexico.

Detracting from Fund returns was our duration strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates. The Fund was also hampered by individual issue selection within the municipal bond sector.

Our other strategies, such as our currency strategy, did not have a meaningful impact on Fund performance during the Reporting Period.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The combined effect of the Fund’s tactical duration and yield curve positioning detracted from performance during the Reporting Period. Because we believed accelerating economic growth would pressure interest rates higher, the Fund held a short duration position on the U.S. Treasury yield curve, which hampered results as rates fell during the Reporting Period. This performance was offset somewhat by select “butterfly” spread positions as well as curve steepening positions within our government swaps strategy. In a “butterfly” spread position, we express our shorter-term views on the shape of the U.S. Treasury yield curve by taking positions on three points of the curve. For example, the Fund had a butterfly spread position in which it held a short duration position in the three-year and seven-year segments of the U.S. Treasury yield curve and a long duration position in the five-year segment of the U.S. Treasury yield curve.

How did the Fund use derivatives and similar instruments during the Reporting Period?

We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate futures and swaptions (or options on interest rate swap contracts) to hedge duration or manage volatility. In addition, we used credit default swaps to manage the Fund’s sector exposure. Our currency strategy used forward sales contracts to implement long and short views within the strategy.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors. As the Fund launched on April 14, 2014, it was not a matter of making changes during the Reporting Period but of building the portfolio. That said, we slightly increased the Fund’s already sizable position in corporate bonds, particularly in high yield corporate bonds, because fixed income market volatility was low, and we expected spreads, or yield differentials between bonds of comparable maturity, to continue to tighten. In addition, as we continued to look for opportunities within emerging markets debt, we hedged the Fund’s exposure to China.

How was the Fund positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had the majority of its total net assets invested in U.S. government securities. The Fund also had exposure to asset backed securities, agency collateralized mortgage obligations and non-agency mortgage-backed securities. The Fund also maintained exposure to pass-through mortgage securities, municipal bonds, high yield corporate bonds and investment grade corporate bonds, none of which are represented in the LIBOR Index. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) The Fund also had a sizable position in cash at the end of the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we believed economic data and the financial markets had settled into a period of low volatility, which may be likely to support the global hunt for yield given that major central banks continue to keep official rates close to zero. However, we also believed monetary policy, inflation and growth outlooks were diverging across developed economies. In the U.S. and U.K., we believe economic growth has moved into a sustainable expansion phase, and rate hikes are likely to be approaching. In the Eurozone and Japan, economic growth appears to be still in the recovery phase, and their central banks remain in full easing mode. We believe stronger, above-trend U.S. economic growth may pressure the Fed to raise rates sooner and higher than its projections. In addition, we believe interest rates are likely to rise in other major economies, with the Eurozone being the main exception. We also expect market volatility to increase, which could weigh on non-government bonds. Based on these views, at the end of the Reporting Period, the Fund held a short duration position on the U.S. Treasury yield curve. It also had modest positions in non-government sectors exposed to stronger economic growth and also in relative value opportunities that may benefit from a divergence in global interest rates.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Index Definitions

The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

4

FUND BASICS

Strategic Income Fund

as of June 30, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/14	Since Inception	Inception Date
Institutional	0.13%	4/14/14
Service	0.17	4/14/14
Advisor	0.23	4/14/14

[1]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.87%	1.17%
Service	1.12	1.42
Advisor	1.27	1.57

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

5

FUND BASICS

FUND COMPOSITION3

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	“Federal Agency” is a mortgage-backed security guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – 7.3%
	Banks(a)(b) – 2.1%
	ABN AMRO Bank NV
EUR	50,000	4.310%	03/29/49	$69,836
	Bank of America Corp. Series V
	$50,000	5.125	12/31/49	49,562
	Bank of Scotland Capital Funding LP
	GBP 50,000	6.059	03/29/49	88,146
	Citigroup Capital XIII
	$1,475	7.875	10/30/40	40,858
	Citigroup, Inc. Series M
	50,000	6.300	12/29/49	50,938
	PNC Preferred Funding Trust II(c)
	100,000	1.453	03/29/49	96,375

				395,715

	Consumer Services – 0.2%
	Caesars Entertainment Operating Co., Inc.(b)
	50,000	9.000	02/15/20	41,938

	Containers & Packaging(b) – 0.7%
	Beverage Packaging Holdings Luxembourg II SA(c)
	25,000	5.625	12/15/16	25,687
	Reynolds Group Issuer, Inc.
	100,000	7.875	08/15/19	108,750

				134,437

	Energy(b) – 0.6%
	Halcon Resources Corp.
	50,000	8.875	05/15/21	53,750
	MEG Energy Corp.(c)
	50,000	6.375	01/30/23	53,250

				107,000

	Food & Beverage(b) – 0.6%
	Bumble Bee Holdings, Inc.(c)
	50,000	9.625	03/15/18	52,250
	Post Holdings, Inc.
	50,000	7.375	02/15/22	54,125

				106,375

	Media – 0.3%
	Univision Communications, Inc.(b)(c)
	50,000	8.500	05/15/21	55,438

	Pipelines – 0.6%
	Sabine Pass LNG LP
	100,000	7.500	11/30/16	110,000

	Retailing – 0.6%
	Best Buy Co., Inc.
	75,000	5.000	08/01/18	78,562
	The Men’s Wearhouse, Inc.(b)(c)
	25,000	7.000	07/01/22	25,875

				104,437

	Software & Services – 0.6%
	First Data Corp.(b)(c)
	100,000	8.875	08/15/20	110,750

	Corporate Obligations – (continued)
	Wireless Telecommunications – 0.6%
	Sprint Corp.(c)
	$100,000	7.875%	09/15/23	$111,250

	Wirelines Telecommunications – 0.4%
	Level 3 Financing, Inc.(b)
	60,000	8.625	07/15/20	67,275

	TOTAL CORPORATE OBLIGATIONS
	(Cost $1,338,241)			$1,344,615

	Mortgage-Backed Obligations – 14.4%
	Adjustable Rate Non-Agency(a)(b) – 2.2%
	Alternative Loan Trust Series 2005-51, Class 2A1
	$79,487	0.453%	11/20/35	$66,385
	Alternative Loan Trust Series 2006-HY11, Class A1
	84,505	0.272	06/25/36	71,976
	CHL Mortgage Pass-Through Trust Series 2006-OA5, Class 1A1
	56,522	0.352	04/25/46	46,783
	DSLA Mortgage Loan Trust Series 2007-AR1, Class 2A1A
	84,090	0.295	04/19/47	70,820
	IndyMac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1
	67,425	2.688	09/25/36	57,793
	JP Morgan Alternative Loan Trust Series 2006-A5, Class 1A1
	55,842	0.312	10/25/36	45,827
	Lehman XS Trust Series 2005-7N, Class 1A1A
	60,266	0.422	12/25/35	53,751

				413,335

	Collateralized Mortgage Obligations – 5.8%
	Agency Multi-Family – 5.0%
	FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
	400,000	2.373	05/25/22	394,955
	FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2(a)
	500,000	3.320	02/25/23	522,090

				917,045

	Regular Floater(a)(b) – 0.8%
	Alternative Loan Trust Series 2005-36, Class 2A1A
	103,654	0.462	08/25/35	79,093
	Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A
	172,598	0.322	11/25/36	78,027

				157,120

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$1,074,165

	Commercial Mortgage-Backed Security – 0.3%
	Sequential Fixed Rate – 0.3%
	Residential Accredit Loans, Inc. Trust Series 2007-QS1, Class 2A5(b)
	$63,619	6.000%	01/25/37	$52,629

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Principal Amount		Interest Rate	Maturity Date		Value

	Mortgage-Backed Obligations – (continued)
	Federal Agency – 6.1%
	FNMA – 6.1%
	$1,000,000	6.000%	TBA-30yr	(d)	$1,126,641

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $2,642,579)				$2,666,770

	Asset-Backed Securities(a) – 13.0%
	Collateralized Loan Obligations(c) – 11.5%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A
	$241,389	0.875%	11/01/18		$237,768
	Acis CLO Ltd. Series 2014-4A, Class ACOM
	150,000	1.710	05/01/26		147,855
	Anchorage Capital CLO IV Ltd. Series 2014-4A, Class A1A
	250,000	1.732	07/28/26		248,702
	Hildene CLO II Ltd. Series 2014-2A, Class A
	250,000	1.726	07/19/26		249,349
	MidOcean Credit CLO Series 2014-3A, Class A(e)
	250,000	1.690	07/21/26		248,525
	Ocean Trails CLO IV Series 2013-4A, Class A
	250,000	1.524	08/13/25		247,786
	Regatta IV Funding Ltd. Series 2014-1A, Class ACOM
	250,000	1.737	07/25/26		248,325
	Silvermore CLO Ltd. Series 2014-1A, Class A1
	250,000	1.675	05/15/26		249,332
	Trinitas CLO II Ltd. Series 2014-2A, Class ACOM(e)
	250,000	1.608	07/15/26		245,475

					2,123,117

	Home Equity(b) – 1.5%
	Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH1, Class M3
	100,000	0.552	01/25/36		83,777
	Lehman XS Trust Series 2007-3, Class 1BA2
	59,631	0.822	03/25/37		41,650
	Saxon Asset Securities Trust Series 2007-2, Class A2C
	102,041	0.632	05/25/47		71,520
	Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-NC2, Class M4
	100,000	0.622	05/25/35		84,196

					281,143

	TOTAL ASSET-BACKED SECURITIES
	(Cost $2,402,293)				$2,404,260

	Foreign Debt Obligations – 14.7%
	Sovereign – 14.7%
	Argentine Republic Government International Bond(f)
EUR	10,000	0.000%	12/15/35		$1,068
	1,037,000	0.000	12/15/35		83,997
	Brazilian Government International Bond
BRL	265,000	6.000	08/15/50		286,674

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Bundesrepublik Deutschland
EUR	380,000	2.000%	08/15/23		$560,192
	Dominican Republic International Bond(c)
	$100,000	7.450	04/30/44		106,500
	Italy Buoni Poliennali Del Tesoro
EUR	150,000	5.500	11/01/22		251,915
	240,000	4.500	05/01/23		377,966
	Mexico Government International Bond(f)
MXN	4,384,700	0.000	08/21/14		33,661
	3,836,700	0.000	09/11/14		29,406
	8,563,300	0.000	09/18/14		65,597
	25,500,300	0.000	10/16/14		194,866
	Mexico Government International Bond Series M 10
	3,834,000	7.750	12/14/17		330,777
	Mexico Government International Bond Series M 30
	410,000	8.500	11/18/38		38,561
	Spain Government Bond(c)
EUR	120,000	5.400	01/31/23		201,834
	100,000	4.400	10/31/23		157,241

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $2,645,591)				$2,720,255

	Municipal Debt Obligations – 1.9%
	Puerto Rico – 1.9%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A
	$10,000	5.750%	07/01/37		$6,924
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	265,000	8.000	07/01/35		233,229
	Puerto Rico Commonwealth GO Refunding for Public Improvement Series 2008 A
	10,000	5.500	07/01/32		7,267
	Puerto Rico Commonwealth GO Refunding for Public Improvement Series 2009 B
	10,000	6.000	07/01/39		7,317
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A
	20,000	5.500	08/01/42		15,608
	Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1
	120,000	5.000	08/01/43		86,440

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $366,914)				$356,785

	Bank Loan Obligation – 0.4%
	Media Non Cable – 0.4%
	Clear Channel Communications, Inc.
	$75,000	3.800%	11/29/16		$74,469
	(Cost $74,625)

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 33.4%
United States Treasury Bond
$200,000	3.375%	05/15/44	$201,352
United States Treasury Inflation-Protected Securities
218,790	0.500	04/15/15	222,037
109,631	1.375	01/15/20	120,286
104,744	0.125	01/15/22	105,480
101,722	1.375	02/15/44	112,069
United States Treasury Notes
900,000	0.375	04/30/16	899,721
100,000	1.625	04/30/19	100,188
200,000	1.500	05/31/19	198,984
300,000	1.625	06/30/19	299,988
1,100,000	2.250	04/30/21	1,110,824
200,000	2.125	06/30/21	199,954
2,600,000	2.500	05/15/24	2,596,048

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,146,277)			$6,166,931

TOTAL INVESTMENTS – 85.1%
(Cost $15,616,520)			$15,734,085

OTHER ASSETS IN EXCESS OF LIABILITIES – 14.9%			2,753,118

NET ASSETS – 100.0%			$18,487,203

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2014.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,119,567, which represents approximately 16.9% of net assets as of June 30, 2014.
(d)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $1,126,641 which represents approximately 6.1% of net assets as of June 30, 2014.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	When-issued security.

Investment Abbreviations:
BA	— Bankers Acceptance Rate
BBR	— Bank Base Rate
CDI	— Average One-Day Interbank Deposit
EURIBOR	— Euro Interbank Offered Rate
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GO	— General Obligation
LIBOR	— London Interbank Offered Rate
RB	— Revenue Bond
STIBOR	— Stockholm Interbank Offered Rate
WIBOR	— Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Renminbi
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
ILS	— Israel New Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thailand Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America, N.A.	CAD/CHF	09/17/14	$77,092	$409
	GBP/EUR	09/17/14	101,426	68
	ILS/USD	09/17/14	100,151	1,003
	INR/USD	09/05/14	97,271	2
	INR/USD	09/26/14	97,921	358
	NZD/USD	09/17/14	50,409	379
	USD/HUF	09/17/14	97,788	1,438
Barclays Bank PLC	CAD/CHF	09/17/14	115,638	381
	CNH/USD	09/17/14	506,814	1,813
	EUR/GBP	09/17/14	50,679	28
	EUR/NOK	09/17/14	50,679	562
	EUR/USD	09/17/14	102,728	794
	INR/USD	09/23/14	124,097	388
	USD/RUB	07/21/14	151,400	492
BNP Paribas SA	EUR/USD	09/17/14	102,728	1,191
	JPY/USD	09/17/14	203,163	163
	PLN/USD	09/17/14	40,480	12
Citibank, N.A.	BRL/USD	07/07/14	52,006	2,006
	CNH/USD	07/11/14	215,892	1,971
	CNH/USD	09/05/14	109,186	877
	EUR/USD	09/17/14	432,195	4,476
	GBP/USD	09/17/14	202,729	3,687
	INR/USD	07/21/14	50,229	229
	INR/USD	09/23/14	96,199	57
	INR/USD	09/26/14	195,363	491
	MXN/USD	09/17/14	218,086	564
	RUB/USD	07/09/14	310,796	4,926
	USD/SEK	09/17/14	241,592	814
Deutsche Bank AG	BRL/USD	07/07/14	51,464	1,464
	CNH/USD	09/05/14	109,032	832
	CNH/USD	09/17/14	202,278	278
	INR/USD	07/17/14	44,162	162
	INR/USD	08/01/14	50,732	4
	MYR/USD	08/18/14	10,652	15
	RUB/USD	07/09/14	103,107	2,107
	RUB/USD	07/21/14	102,496	2,496
	TRY/USD	09/17/14	102,702	702
	USD/RUB	07/09/14	50,749	251
	USD/TRY	09/17/14	107,687	313
Merrill Lynch & Co., Inc.	JPY/USD	09/17/14	307,203	1,203

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	BRL/USD	07/09/14	$207,781	$6,966
	BRL/USD	07/23/14	51,127	1,127
	CNH/USD	08/11/14	111,333	958
	EUR/USD	09/17/14	102,043	1,128
	USD/BRL	07/28/14	50,966	34
Royal Bank of Canada	BRL/USD	07/03/14	51,182	1,182
	BRL/USD	07/07/14	206,555	6,924
	USD/BRL	07/09/14	50,597	64
	USD/BRL	08/04/14	50,738	262
Royal Bank of Scotland	INR/USD	08/08/14	204,470	792
State Street Bank	PLN/USD	09/17/14	40,973	80
Westpac Banking Corp.	INR/USD	09/23/14	97,701	130
	MYR/USD	08/05/14	49,721	411
	MYR/USD	08/06/14	845,865	8,941
TOTAL				$68,405

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America NA	CLP/USD	07/10/14	$49,683	$(317)
	CLP/USD	07/14/14	47,715	(158)
	EUR/CHF	09/17/14	50,679	(100)
	INR/USD	07/02/14	98,183	(1,817)
	PLN/EUR	09/17/14	50,789	(575)
	USD/CHF	09/17/14	163,522	(2,383)
	USD/ILS	09/17/14	84,543	(673)
Barclays Bank PLC	BRL/USD	07/28/14	50,784	(13)
	PLN/EUR	09/17/14	50,120	(559)
	RUB/USD	07/21/14	50,297	(262)
	USD/ILS	09/17/14	104,216	(874)
BNP Paribas SA	EUR/CHF	09/17/14	102,728	(231)
	EUR/NOK	09/17/14	101,358	(142)
	MXN/USD	09/17/14	221,491	(37)
	NOK/EUR	09/17/14	348,329	(7,794)
	PLN/EUR	09/17/14	54,917	(171)
	USD/AUD	09/17/14	166,635	(1,493)
	USD/BRL	07/07/14	52,037	(1,037)
	USD/BRL	07/23/14	51,692	(692)
	USD/CHF	09/17/14	367,813	(5,514)
	USD/EUR	09/17/14	202,716	(83)
	USD/ILS	09/17/14	71,986	(510)

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
BNP Paribas SA (continued)	USD/JPY	09/17/14	$164,024	$(1,597)
	USD/NZD	09/17/14	199,515	(5,763)
Citibank NA	USD/BRL	07/07/14	53,099	(1,758)
	USD/BRL	07/09/14	51,799	(799)
	USD/CAD	09/17/14	195,112	(4,507)
	USD/CHF	09/17/14	185,672	(2,435)
	USD/ILS	09/17/14	71,966	(508)
	USD/JPY	08/13/14	12,816	(73)
	USD/MYR	08/05/14	147,133	(1,563)
	USD/RUB	07/21/14	51,447	(447)
	USD/SGD	09/17/14	251,865	(707)
Deutsche Bank AG	INR/USD	07/17/14	56,593	(300)
	PLN/EUR	09/17/14	353,852	(4,165)
	PLN/USD	09/17/14	81,963	(72)
	TRY/USD	09/17/14	107,272	(728)
	USD/AUD	09/17/14	166,635	(1,430)
	USD/EUR	07/31/14	197,337	(2,329)
	USD/GBP	07/24/14	88,092	(1,987)
	USD/GBP	09/17/14	205,235	(1,574)
	USD/ILS	09/17/14	168,099	(1,316)
	USD/JPY	09/17/14	166,924	(1,188)
	USD/MXN	09/17/14	102,351	(351)
	USD/MYR	07/14/14	93,260	(260)
	USD/MYR	07/30/14	102,509	(509)
	USD/MYR	08/05/14	100,525	(773)
	USD/MYR	08/18/14	51,120	(120)
	USD/RUB	07/09/14	102,927	(927)
	USD/RUB	07/21/14	51,081	(1,081)
	USD/THB	08/08/14	195,631	(281)
Morgan Stanley Co., Inc.	MXN/USD	09/17/14	227,807	(660)
	USD/BRL	07/09/14	103,346	(1,867)
	USD/EUR	09/17/14	710,876	(3,602)
	USD/RUB	07/09/14	51,787	(787)
	USD/TWD	07/25/14	308,711	(2,649)
Royal Bank of Canada	USD/BRL	07/07/14	152,294	(3,418)
	USD/BRL	07/18/14	268,703	(9,932)
	USD/CAD	09/17/14	205,681	(4,681)
	USD/MXN	08/08/14	96,701	(650)
	USD/SGD	09/17/14	124,062	(228)
Royal Bank of Scotland	TRY/USD	09/17/14	249,461	(1,946)
	USD/CHF	09/17/14	184,698	(2,587)
	USD/GBP	09/17/14	205,236	(1,895)
	USD/TRY	09/17/14	254,300	(2,300)

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
State Street Bank	EUR/GBP	09/17/14	$50,679	$(295)
	NOK/EUR	09/17/14	97,841	(3,517)
	USD/CHF	09/17/14	185,357	(2,493)
	USD/EUR	09/17/14	102,150	(418)
	USD/JPY	09/17/14	529,007	(4,219)
	USD/MXN	08/08/14	591,971	(5,625)
	USD/MXN	09/17/14	108,308	(308)
Westpac Banking Corp.	JPY/CHF	09/17/14	141,188	(154)
	USD/AUD	09/17/14	373,290	(3,445)
	USD/EUR	07/31/14	1,428,433	(11,400)
	USD/NZD	09/17/14	160,787	(192)
	USD/SGD	09/17/14	125,353	(380)
	USD/TWD	07/17/14	96,078	(435)
TOTAL				$(135,066)

FUTURES CONTRACTS — At June 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Eurodollar	(12)	September 2016	$(2,948,550)	$(4,574)
90 Day Eurodollar	(24)	December 2016	(5,881,500)	(16,597)
90 Day Eurodollar	(15)	March 2017	(3,668,063)	(5,272)
90 Day Eurodollar	(12)	June 2017	(2,928,450)	(2,656)
Euro-OAT Future	(4)	September 2014	(769,711)	(5,089)
U.S. Long Bond	(3)	September 2014	(411,563)	(344)
U.S. Ultra Long Treasury Bonds	(2)	September 2014	(299,875)	(30)
2 Year U.S. Treasury Notes	(1)	September 2014	(219,594)	(283)
5 Year U.S. Treasury Notes	(10)	September 2014	(1,194,609)	1,312
10 Year U.S. Treasury Notes	(7)	September 2014	(876,203)	3,413
TOTAL				$(30,120)

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2014 (a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America High Yield Index	$625	5.000%	06/20/19	3.030%	$52,224	$2,446

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACT

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2014 (a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America, N.A.	People’s Republic of China, 4.500%, 10/28/14	$30	(1.000)%	06/20/19	0.720%	$(198)	$(197)
		180	(1.000)	06/20/19	0.720	(1,137)	(1,237)
JPMorgan Chase Bank, N.A.	People’s Republic of China, 4.500%, 10/28/14	50	(1.000)	06/20/19	0.720	(341)	(319)
		1,200	(1.000)	06/20/19	0.720	(5,635)	(10,192)
TOTAL						$(7,311)	$(11,945)

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000’s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPY	273,620	(a)	02/12/19	6 Month LIBOR	0.420%	$(3,799)	$(6,951)
PLN	90		06/17/19	6 Month WIBOR	3.045	—	(156)
AUD	930	(a)	09/17/19	6 Month BBR	3.750	(9,185)	(7,685)
EUR	960	(a)	09/17/19	1.500%	6 Month EURIBOR	39,795	12,230
GBP	870	(a)	09/17/19	2.250	6 Month LIBOR	3,214	(5,702)
NZD	1,510	(a)	09/17/19	4.500	3 Month BBR	6	(9,344)
SEK	8,280	(a)	09/17/19	3 Month STIBOR	1.750	(11,674)	(8,734)
	$4,160	(a)	09/17/19	3 Month LIBOR	2.250	(66,439)	(20,092)
GBP	440	(a)	02/05/21	2.840	6 Month LIBOR	(207)	(284)
JPY	159,830	(a)	09/17/21	6 Month LIBOR	0.500	373	(5,369)
	$1,600	(a)	09/17/21	3 Month LIBOR	2.750	(37,326)	(13,288)
JPY	385,190	(a)	02/12/22	1.080	6 Month LIBOR	8,729	16,925
GBP	290	(a)	03/20/24	6 Month LIBOR	3.750	(4,863)	(1,752)
	$410	(a)	03/20/24	4.250	3 Month LIBOR	6,224	4,734
	180	(a)	04/04/24	4.000	3 Month LIBOR	901	1,932
PLN	70		05/06/24	6 Month WIBOR	3.900	—	(1,087)
	530		05/06/24	6 Month WIBOR	3.925	2	(8,603)
	110		05/08/24	6 Month WIBOR	3.945	—	(1,845)
AUD	320	(a)	09/17/24	4.500	6 Month BBR	8,512	4,997
CAD	550	(a)	09/17/24	2.750	3 Month BA	(684)	1,707
EUR	190	(a)	09/17/24	2.250	6 Month EURIBOR	14,041	5,008
GBP	450	(a)	09/17/24	6 Month LIBOR	3.000	(12,781)	2,413
JPY	190,250	(a)	09/17/24	6 Month LIBOR	0.750	6,664	(9,273)
NZD	400	(a)	09/17/24	5.000	3 Month BBR	3,136	(1,425)
	$1,160	(a)	09/17/24	3 Month LIBOR	3.250	(43,305)	(15,064)
JPY	305,570	(a)	02/14/25	6 Month LIBOR	1.720	(4,443)	(15,198)
	$2,700	(a)	09/17/29	3 Month LIBOR	3.750	(198,815)	(31,180)
GBP	280	(a)	02/05/36	6 Month LIBOR	3.500	(1,813)	(2,583)
	TOTAL					$(303,737)	$(115,669)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2014.

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000’s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Chase Bank, N.A.	BRL	226	01/04/21	12.330%	1 Day CDI	$—	$1,363

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)(a)

Assets:
Investments, at value (cost $15,616,520)	$15,734,085
Cash	4,562,807
Foreign currencies, at value (cost $41,353)	41,536
Receivables:
Collateral on certain derivative contracts(b)	425,439
Deferred offering costs	191,653
Interest	74,926
Unrealized gain on forward foreign currency exchange contracts	68,405
Reimbursement from investment adviser	39,990
Fund shares sold	11,252
Investments sold	2,573
Unrealized gain on swap contracts	1,363
Total assets	21,154,029

Liabilities:
Payables:
Investments purchased on an extended-settlement basis	1,616,520
Investments purchased	546,213
Unrealized loss on forward foreign currency exchange contracts	135,066
Variation margin on certain derivative contracts	28,364
Unrealized loss on swap contracts	11,945
Amounts owed to affiliates	9,444
Upfront payments received on swap contracts	7,311
Accrued expenses	311,963
Total liabilities	2,666,826

Net Assets:
Paid-in capital	18,466,962
Undistributed net investment income	3,300
Accumulated net realized gain	119,622
Net unrealized loss	(102,681)
NET ASSETS	$18,487,203
Net Assets:
Institutional	$18,251,340
Service	10,019
Advisor	225,844
Total Net Assets	$18,487,203
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	1,822,919
Service	1,001
Advisor	22,581
Net asset value, offering and redemption price per share:
Institutional	$10.01
Service	10.01
Advisor	10.00

(a) Commenced operations on April 14, 2014.

(b) Segregated for initial margin of $84,287 on futures and $341,152 on swaps transactions.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Operations

For the Period Ended June 30, 2014 (Unaudited)(a)

Investment income:

Interest	$60,390

Expenses:
Offering costs	51,282
Professional fees	26,412
Management fees	23,120
Custody, accounting and administrative services	19,194
Organization costs	12,000
Printing and mailing costs	9,543
Trustee fees	4,486
Transfer Agent fees(b)	772
Distribution and Service fees(b)	43
Other	1,503
Total expenses	148,355
Less — expense reductions	(115,398)
Net expenses	32,957
NET INVESTMENT INCOME	27,433

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	52,916
Futures contracts	23,119
Swap contracts	(32,037)
Forward foreign currency exchange contracts	68,853
Foreign currency transactions	6,771
Net change in unrealized gain (loss) on:
Investments	117,565
Futures contracts	(30,120)
Swap contracts	(123,805)
Forward foreign currency exchange contracts	(66,661)
Foreign currency translation	340
Net realized and unrealized gain	16,941
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,374

(a) Commenced operations on April 14, 2014.

(b) Class specific Distribution and Service, and Transfer Agent fees were as follows:

Distribution and Service Fees		Transfer Agent Fees
Service	Advisor	Institutional	Service	Advisor
$5	$38	$769	$1	$2

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement of Changes in Net Assets

For the Period Ended June 30, 2014(a) (Unaudited)

From operations:
Net investment income	$27,433
Net realized gain	119,622
Net change in unrealized loss	(102,681)
Net increase in net assets resulting from operations	44,374

Distributions to shareholders:
From net investment income
Institutional Shares	(23,849)
Service Shares	(7)
Advisor Shares	(277)
Total distributions to shareholders	(24,133)

From share transactions:
Proceeds from sales of shares	18,443,086
Reinvestment of distributions	24,133
Cost of shares redeemed	(257)
Net increase in net assets resulting from share transactions	18,466,962
TOTAL INCREASE	18,487,203

Net assets:

Beginning of period	—
End of period	$18,487,203
Undistributed net investment income	$3,300

(a) Commenced operations on April 14, 2014.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain		Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE PERIOD ENDED JUNE 30, (UNAUDITED)
2014 - Institutional (Commenced April 14, 2014)	$10.00	$0.02	$—	(d)	$0.02	$(0.01)	$10.01	0.23%	$18,251	0.85	%(e)	3.21	%(e)	0.71	%(e)	32%
2014 - Service (Commenced April 14, 2014)	10.00	0.01	0.01		0.02	(0.01)	10.01	0.17	10	1.13	(e)	3.49	(e)	0.45	(e)	32
2014 - Advisor (Commenced April 14, 2014)	10.00	0.01	—	(d)	0.01	(0.01)	10.00	0.13	226	1.18	(e)	3.53	(e)	0.52	(e)	32

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Amount is less than 0.005 per share.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements

June 30, 2014 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Income Fund (the “Fund”). The Fund is a diversified Portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. The Fund commenced operations on April 14, 2014.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

on the ex-dividend date. Income distributions are declared and paid quarterly and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into United States (“ U.S.”) dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligation	$40,858	$1,303,757	$—
Mortgage-Backed Obligations	—	2,666,770	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	6,166,931	—	—
Asset-Backed Securities	—	2,404,260	—
Foreign Debt Obligations	65,597	2,654,658	—
Municipal Debt Obligations	—	356,785	—
Bank Loan Obligations	—	74,469	—
Total	$6,273,386	$9,460,699	$—
Assets(a)
Futures Contracts	$4,725	$—	$—
Forward Foreign Currency Exchange Contracts	—	68,405	—
Credit Default Swaps	—	2,446	—
Interest Rate Swaps	—	51,309	—
Total	$4,725	$122,160	$—
Liabilities(a)
Futures Contracts	$(34,845)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(135,066)
Credit Default Swaps	—	(11,945)	—
Interest Rate Swaps	—	(165,615)	—
Total	$(34,845)	$(312,626)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2014. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Credit	Variation margin on certain derivative contracts	$2,446	(a)	Variation margin on certain derivative contracts	$(11,945	)(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	68,405		Payable for unrealized loss on forward foreign currency exchange contracts	(135,066)
Interest Rate	Variation margin on certain derivative contracts	56,034	(a)	Variation margin on certain derivative contracts	(200,460	)(a)
Total		$126,885			$(347,471)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contract described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended June 30, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(2,681)	$(9,499)	3
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts foreign currency exchange contracts	68,853	(66,661)	154
Interest Rate	Net realized gain (loss) from future contracts and swap contracts/Net change in unrealized gain (loss) on future contracts and swap contracts	(6,237)	(144,426)	119
Total		$59,935	$(220,586)	276

(a)	Average number of contracts is based on the average of month end balances for the period ended June 30, 2014.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2014:

	Derivative Assets (1)			Derivative Liabilities (1)			Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Swaps	Total	Forwards	Swaps	Total
Bank of America, N.A.	$3,657	$—	$3,657	$(6,023)	$(1,434)	$(7,457)	$(3,800)	$—	$(3,800)
Barclays Bank PLC	4,458	—	4,458	(1,708)	—	(1,708)	2,750	—	2,750
BNP Paribas SA	1,366	—	1,366	(25,064)	—	(25,064)	(23,698)	—	(23,698)
Citibank NA	20,098	—	20,098	(12,797)	—	(12,797)	7,301	—	7,301
Deutsche Bank AG	8,624	—	8,624	(19,391)	—	(19,391)	(10,767)	—	(10,767)
JPMorgan Chase Bank, N.A.	—	1,363	1,363	—	(10,511)	(10,511)	(9,148)	—	(9,148)
Merrill Lynch & Co., Inc.	1,203	—	1,203	—	—	—	1,203	—	1,203
Morgan Stanley & Co., Inc.	10,213	—	10,213	(9,565)	—	(9,565)	648	—	648
Royal Bank of Canada	8,432	—	8,432	(18,909)	—	(18,909)	(10,477)	—	(10,477)
Royal Bank of Scotland	792	—	792	(8,728)	—	(8,728)	(7,936)	—	(7,936)
State Street Bank	80	—	80	(16,875)	—	(16,875)	(16,795)	—	(16,795)
Westpac Banking Corp.	9,482	—	9,482	(16,006)	—	(16,006)	(6,524)	—	(6,524)
Total	$68,405	$1,363	$69,768	$(135,066)	$(11,945)	$(147,011)	$(77,243)	$—	$(77,243)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period ended June 30, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.60%	0.54%	0.51%	0.50%	0.49%	0.60%

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (“The Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% and 0.40% of the Fund’s average daily net assets attributable to Service and Advisor Shares, respectively.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional, Service and Advisor Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.254%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the period ended June 30, 2014, GSAM reimbursed $114,634 to the Fund. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the period ended June 30, 2014, custody fee credits were $764.

As of June 30, 2014, the amounts owed to affiliates of the Fund were $9,100, $40 and $304 for management, distribution and service, and transfer agent fees, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

6.    PORTFOLIO SECURITIES TRANSACTIONS

E.  Other Transactions with Affiliates — For the period ended June 30, 2014, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Portfolio.

As of June 30, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 99% of Institutional Class Shares and 100% of the Service Class Shares.

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended June 30, 2014, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations
$8,862,865	$10,232,937	$1,821,573	$2,319,484

7.    TAX INFORMATION

As of June 30, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$15,616,520
Gross unrealized gain	137,741
Gross unrealized loss	(20,176)
Net unrealized security gain	$117,565

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year, as applicable), and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Redemptions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

8.    OTHER RISKS (continued)

Liquidity Risk —The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enter into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended June 30, 2014(a) (Unaudited)
Institutional Shares
Shares sold	1,820,562	$18,206,067
Reinvestment of distributions	2,378	23,849
Shares redeemed	(21)	(209)
	1,822,919	18,229,707
Service Shares
Shares sold	1,000	10,000
Reinvestment of distributions	1	7
	1,001	10,007
Advisor Shares
Shares sold	22,559	227,019
Reinvestment of distributions	27	277
Shares redeemed	(5)	(48)
	22,581	227,248
NET INCREASE	1,846,501	$18,466,962

(a)	Commenced operations on April 14, 2014.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Fund Expenses — Period Ended June 30, 2014 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares, and Advisor Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 14, 2014 through June 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 4/14/14	Ending Account Value 6/30/14		Expenses Paid for the Period Ended 6/30/14*
Institutional
Actual	$1,000	$1,002.30		$1.80
Hypothetical 5% return	1,000	1,020.58	+	4.26
Service
Actual	1,000	1,001.70		2.39
Hypothetical 5% return	1,000	1,019.19	+	5.66
Advisor
Actual	1,000	1,001.30		2.49
Hypothetical 5% return	1,000	1,018.94	+	5.91

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended June 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.85%, 1.13% and 1.18% for the Institutional, Service and Advisor Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic Income Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”) that commenced investment operations on April 14, 2014. At a meeting held on February 10-11, 2014 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees noted the experience and capabilities of the portfolio management team. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing a fund with a similar investment strategy, and the Trustees considered composite performance information for this similar fund. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They also considered comparative fee information for services provided by the Investment Adviser to similarly managed funds and accounts. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $1 billion	0.60%
Next $1 billion	0.54
Next $3 billion	0.51
Next $3 billion	0.50
Over $8 billion	0.49

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

33

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr. Diana M. Daniels	Scott M. McHugh, Principal Financial Officer and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Income Fund.

© 2014 Goldman Sachs. All rights reserved.

VITSTISAR-14/136312.MF.MED.TMPL/8/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic International Equity Fund

Semi-Annual Report

June 30, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental International Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 2.97% and 2.97%, respectively. These returns compare to the 4.78% cumulative total return of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index (net, USD, unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

After a weak January 2014, international equities, as measured by the MSCI EAFE Index, gained steam through the remainder of the Reporting Period, posting a return of 4.78% in U.S. dollar terms for the six months ended June 30, 2014.

In the first quarter of 2014, the Eurozone reported that its economy grew at a stronger than expected 0.5% year over year for the fourth quarter of 2013, and the European Commission raised its estimates for Gross Domestic Product (“GDP”) growth to 1.2% for calendar year 2014 and to 1.8% for calendar year 2015. Based largely on such economic optimism, many European stock markets outperformed the broader MSCI EAFE Index in the first quarter of 2014, despite some disappointing corporate earnings reports and conservative guidance from management and the potentially immediate threat of disinflation. Economic activity was also strong in Japan during the first quarter of 2014 ahead of the consumption tax hike on April 1, 2014. However, the Japanese equity market underperformed the MSCI EAFE Index in the first quarter of 2014 in part based on concerns that economic trends would be more difficult to assess ahead of the tax increase.

International equities generally gained for the second quarter of 2014 overall. However, while the U.K. equity market rose on an improving economic outlook, many continental European stock markets declined in June 2014 amidst worries about deflation, disappointing European Purchasing Managers’ Index (“PMI”) data and the lowest reading in six months of the German Ifo Business Climate Index, a survey of German business confidence. In an effort to stimulate the European economy, the European Central Bank cut interest rates by 10 basis points, which put deposit rates in negative territory to promote lending. (A basis point is 1/100th of a percentage point.) In contrast, Japanese stocks rallied sharply into the end of the Reporting Period, as evidence suggested that underlying growth trends following the consumption tax increase were stronger than expected. In addition, it was reported late in the second quarter of 2014 that the tax increase in Japan had driven the biggest year over year increase in inflation in that nation in more than 20 years in April 2014.

For the Reporting Period overall, some of the peripheral European countries, such as Spain and Italy, were among the strongest performing equity markets in the MSCI EAFE Index. Japan, China and Germany were among the weakest equity markets in the MSCI EAFE Index during the Reporting Period. From a sector perspective, the utilities, energy and health care sectors posted the strongest returns during the Reporting Period. Utilities and health care stocks benefited from a robust merger and acquisition market. The energy sector was boosted by higher climbing oil prices. Information technology, consumer discretionary, telecommunication services and financials notably underperformed the MSCI EAFE Index during the Reporting Period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s underperformance of the MSCI EAFE Index during the Reporting Period can be primarily attributed to individual stock selection.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

The biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were German sports apparel, footwear and equipment manufacturer Adidas, Japanese bank group Sumitomo Mitsui Financial Group and U.K. mobile telecommunications company Vodafone Group.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Adidas detracted most from the Fund’s results during the Reporting Period, in part due to the significant currency headwind of a weak Russian ruble and Argentine peso, which led to weaker operating margins, given Adidas’ exposure to these regions. For similar reason, tensions between Russia and Ukraine caused a sell-off in the company’s stock. However, at the end of the Reporting Period, we believed the company was well positioned to benefit from an increased focus on direct-to-consumer distribution driven by online expansion. We also continued to like the company’s underlying business and were beginning to see, we believe, a change in sales momentum across most geographies.

Sumitomo Mitsui Financial Group was also a top detractor from the Fund’s performance during the Reporting Period. The stock underperformed the MSCI EAFE Index after it announced its quarterly net income, which fell by approximately 9.3% compared to last fiscal year due to lower bond-trading gains. The loan-deposit spread, or differential, in the company’s banking unit also narrowed. We decided to sell the Fund’s position in Sumitomo Mitsui Financial Group in favor of other high conviction opportunities.

Vodafone Group detracted from the Fund’s relative returns mainly due to disappointing guidance for the next fiscal year in Europe, combined with comments from AT&T that, despite some talk to the contrary, it does not intend to make an offer to buy Vodafone Group. At the end of the Reporting Period, we believed the European mobile telecommunications market had a strong outlook, and thus the current weakness in the company’s performance may well dissipate moving forward.

What were some of the Fund’s best-performing individual stocks?

The greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Sweden-based truck manufacturer Scania, U.K.-based biopharmaceutical company Shire and France-based integrated oil company Total.

Scania was the top positive contributor to the Fund’s relative results during the Reporting Period. Its shares rose after Volkswagen announced it would make an offer for the remaining outstanding shares of Scania it does not already own. We decided to take profits and sell out of the Fund’s position in favor of other high conviction opportunities.

Shire was a top contributor to the Fund’s results. During the Reporting Period, Shire rejected an acquisition offer from U.S. pharmaceuticals company AbbVie, stating it felt the proposal undervalued the company. Shire has underlined its new target to double its sales by 2020, which is higher than previous market expectations. At the end of the Reporting Period, we believed Shire’s shares offered further upside both on a stand-alone basis if its Chief Executive Officer meets his targets and also as a potential acquisition target. At the same time, we recognized there could be downward pressure if AbbVie does not proceed with another formal offer. We thus reduced the Fund’s position in Shire, given the more modest risk-adjusted upside following the gains in its share price during the Reporting Period.

Total was another top contributor to the Fund’s relative results. Total remained one of our team’s top picks in big oil globally given what we consider to be its attractive valuation, near-years production growth, improving free cash flow profile and low expectations embedded in analysts’ sell-side estimates. We also believe there is potential to see further re-rating in big oil, as the industry begins to deliver positive free cash flow after dividends. (Re-rating is when the market changes its view of a company sufficiently to make calculation ratios, such as its price/earnings ratio, substantially higher or lower.) In addition, Total has entered the harvest phase of its investment cycle, resulting in high production growth. (The harvest phase of an investment cycle is when a company is getting its money out of an earlier made investment.)

Which equity market sectors most significantly affected Fund performance?

Security selection in the financials, utilities and consumer staples sectors detracted most from the Fund’s relative results. Effective security selection within the consumer discretionary, health care and information technology sectors contributed positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period.

Which countries or regions most affected the Fund’s performance during the Reporting Period?

Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, the countries that detracted most from the Fund’s performance during the Reporting Period were the U.K., Switzerland and Russia, where positioning overall hurt. The Fund’s effective stock selection in Sweden, France and Denmark contributed most positively to the Fund’s returns relative to the MSCI EAFE Index.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we established Fund positions in Mitsubishi UFJ Financial Group, Standard Chartered and Bank of Ireland, as we believe each is a quality company with an attractive valuation.

We initiated a Fund position in Japanese banking company Mitsubishi UFJ Financial Group because, in our view, the company’s earnings momentum and attractive valuation provided an opportunistic entry point. Furthermore, we believe the company is well positioned to protect its net profit better than its competitors, as it is supported by overseas companies, such as Morgan Stanley and Bank of Ayudhya, that are linked on its balance sheet.

We purchased shares of U.K.-based banking company Standard Chartered during the Reporting Period. Its stock had been underperforming due to concerns that a slowdown in emerging markets would create asset quality issues. We believe the concerns were overdone and viewed the weakness as an attractive entry point to the company’s stock. In our view, Standard Chartered has done a strong job of controlling its defaulted loans and loans at risk. Furthermore, we believe its stock is well positioned to see improved margins, as peers have been struggling and, in our view, are becoming less competitive.

We established a Fund position in Bank of Ireland because we believe the market was undervaluing the company’s ability to generate capital, creating what we considered to be an attractive entry point. We also believe the new issue market in Ireland may be poised to expand due to the limited competition in what is a consolidated market, leading to a lower cost of deposits and a widening spread on loans. The company detracted from the Fund’s relative results during the Reporting Period following the announcement that Wilbur Ross, the U.S. billionaire investor in struggling industries, sold his remaining 5.5% stake in Bank of Ireland and resigned from the bank’s board. However, we continued to hold the Fund’s position in Bank of Ireland at the end of the Reporting Period, as we believed the company offers an attractive risk/reward profile with upside potential should the Eurozone economic recovery continue.

In addition to those sales already mentioned, we exited the Fund’s positions in BNP Paribas. The company was a strong contributor to the Fund’s results during the Reporting Period, as it announced profits before tax that were above expectations. However, after the announcement that it was under criminal investigation for violations of U.S. sanctions against Sudan, Cuba and Iran, we withdrew the Fund’s position. BNP Paribas was subsequently fined $9 billion.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making regional, country, sector or industry bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector or country weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2014, the Fund had greater weightings than the MSCI EAFE Index in the consumer staples and materials sectors. The Fund had underweighted allocations to the financials, telecommunication services and utilities sectors and was rather neutrally weighted to the MSCI EAFE Index in the information technology, energy, health care, industrials and consumer discretionary sectors at the end of the Reporting Period.

From a country perspective, the Fund had greater positions in Ireland, Belgium, Sweden, South Korea, Taiwan, India and Russia relative to the MSCI EAFE Index at the end of June 2014. The Fund had less exposure to the U.K., Hong Kong, Australia, Spain, Germany, the Netherlands, Italy and Japan than the MSCI EAFE Index at the end of the Reporting Period. On the same date, the Fund had rather neutral exposures to the remaining components of the MSCI EAFE Index.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, but closely monitored, effect.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

During the Reporting Period, Eddie Perkin, managing director and chief investment officer (“CIO”) of International and Emerging Markets Equity and a lead portfolio manager of the Fund, left the firm. Suneil Mahindru, current lead portfolio manager for the firm’s Global Equity Partners strategy, became the CIO of International Equity and was named a lead portfolio manager on the Fund with Alexis Deladerriere.

What is the Fund’s tactical view and strategy for the months ahead?

Almost six years since the onset of the most recent global financial crisis, which was quickly followed by the Eurozone crisis, the global economy continues to improve, if slowly. Companies are starting to invest for growth, notably through mergers and acquisitions, and corporate earnings are broadly increasing, even if not as fast as expected. Furthermore, correlations and volatility have fallen from elevated levels during the crises. Given this backdrop, we believed at the end of the Reporting Period that equity market total returns for calendar year 2014 are likely to be close to the historical average. Equity performance was strong during the Reporting Period in many markets, nudging valuations higher to roughly historical average levels. However, the global economic recovery appears to be broadening, and equity risk premiums are still above average, suggesting to us that equities may look attractive relative to other assets.

That said, average valuations for many international equity markets may reduce upside potential and thus make stock-picking more critical for generating returns. At the end of the Reporting Period, we favored companies and industries exposed to growth spending. Health care and information technology stocks, among others, have already been benefitting from increased merger and acquisition activity. We believe information technology stocks are likely to be further helped by delayed capital expenditures.

Encouragingly, we believe Japan appears to have come through the April 2014 consumption tax hike with better than expected economic growth. In our view, the ultimate driver of higher equity returns in Japan may have to come from successful structural reforms in terms of labor, inflation and corporate culture, which may take time. However, Japan could have a series of near- and medium-term catalysts that may boost investor sentiment and equity prices. We think the Bank of Japan is likely to take additional steps to stimulate its economy in the coming months, particularly as it did not act earlier in the year. Also, wage growth appears to be taking hold and setting expectations for future wage growth and inflation, which would be an important shift in the Japanese mindset after years of deflation. Finally, Japan is the developed market country most exposed to global economic growth given its export-driven economy.

Overall, we believe the potential for upside, balanced against a number of risks, leads to a wider range of outcomes for Europe than for other developed markets. The consensus expectation for euro-area economic growth in 2014 is a modest 1.1%, but it marks an important swing back into positive territory, following contractions of 0.4% and 0.7% in 2013 and 2012, respectively. If macroeconomic growth can support revenue growth, we believe European companies have a lot of margin leverage to drive earnings higher, particularly with earnings still 35% below peak levels. Furthermore, European companies — which collectively garner 52% of their revenues from outside of Europe — could benefit from accelerating growth in other regions.

As companies differentiate themselves with revenue and earnings growth, we believe fundamental active managers have an excellent opportunity to similarly differentiate their portfolios and performance. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Index Definitions

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE® Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

6

FUND BASICS

Strategic International Equity Fund

as of June 30, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	20.83%	11.78%	5.56%	4.40%	1/12/98
Service	20.64	11.52	N/A	2.59	1/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.97%	1.08%
Service	1.22	1.33

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/143

Holding	% of Net Assets	Line of Business	Country
Novartis AG (Registered)	3.6%	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Total SA	2.7	Energy	France
Vodafone Group PLC	2.5	Telecommunication Services	United Kingdom
Anheuser-Busch InBev NV	2.5	Food, Beverage & Tobacco	Belgium
Mitsubishi UFJ Financial Group, Inc.	2.4	Banks	Japan
Novo Nordisk A/S Class B	2.3	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Air Liquide SA	2.2	Materials	France
Bayer AG (Registered)	2.2	Pharmaceuticals, Biotechnology & Life Sciences	Germany
BG Group PLC	2.0	Energy	United Kingdom
BP PLC	2.0	Energy	United Kingdom

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2014

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – 96.0%
Australia – 5.1%
125,140	AGL Energy Ltd. (Utilities)	$1,827,919
590,757	Aurizon Holdings Ltd. (Transportation)	2,774,068
111,701	Australia & New Zealand Banking Group Ltd. (Banks)	3,512,383
191,351	Computershare Ltd. (Software & Services)	2,252,230

		10,366,600

Belgium – 3.6%
43,794	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	5,031,945
13,995	Solvay SA (Materials)	2,408,685

		7,440,630

China – 0.7%
305,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	1,409,890

Denmark – 2.3%
103,294	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	4,767,324

Finland – 1.3%
68,047	Nokian Renkaat OYJ (Automobiles & Components)	2,652,948

France – 8.3%
33,869	Air Liquide SA (Materials)	4,576,679
13,380	Air Liquide SA-Prime De Fidelite (Materials)*	1,808,024
46,993	Safran SA (Capital Goods)	3,076,385
18,397	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	1,955,409
76,604	Total SA (Energy)	5,542,276

		16,958,773

Germany – 7.7%
38,524	Adidas AG (Consumer Durables & Apparel)	3,895,400
32,300	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,556,665
27,462	Bayerische Motoren Werke AG (Automobiles & Components)	3,477,506
40,206	Beiersdorf AG (Household & Personal Products)	3,885,705

		15,815,276

India – 1.9%
43,845	Hero MotoCorp Ltd. (Automobiles & Components)	1,921,490
121,076	Thermax Ltd. (Capital Goods)	1,890,271

		3,811,761

Common Stocks – (continued)
Indonesia – 0.5%
4,275,500	PT Media Nusantara Citra Tbk (Media)	$995,348

Ireland – 4.3%
10,895,008	Bank of Ireland (Banks)*	3,655,310
37,587	Kerry Group PLC (Food, Beverage & Tobacco)	2,823,013
29,923	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,347,252

		8,825,575

Italy – 1.3%
862,102	Intesa Sanpaolo SpA (Banks)	2,659,868

Japan – 16.2%
101,100	Credit Saison Co. Ltd. (Diversified Financials)	2,104,938
198,000	Ebara Corp. (Capital Goods)	1,251,918
112,000	Fujitec Co. Ltd. (Capital Goods)	1,184,946
94,700	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	3,452,962
31,600	KDDI Corp. (Telecommunication Services)	1,928,029
175,000	Kubota Corp. (Capital Goods)	2,483,301
30,600	Makita Corp. (Capital Goods)	1,891,201
801,800	Mitsubishi UFJ Financial Group, Inc. (Banks)	4,922,023
33,400	Nidec Corp. (Capital Goods)	2,054,112
42,400	Pola Orbis Holdings, Inc. (Household & Personal Products)	1,712,344
26,400	Rinnai Corp. (Consumer Durables & Apparel)	2,548,658
375,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	1,426,329
359,600	Tokyu Fudosan Holdings Corp. (Real Estate)	2,838,331
56,600	Unicharm Corp. (Household & Personal Products)	3,374,568

		33,173,660

Luxembourg – 1.1%
60,539	SES SA FDR (Media)	2,296,221

Netherlands – 1.1%
263,090	Aegon NV (Insurance)	2,295,053

Russia – 1.6%
8,578	Magnit OJSC (Food & Staples Retailing)	2,236,339
111,169	Sberbank of Russia ADR (Banks)	1,123,288

		3,359,627

Singapore – 1.2%
185,000	DBS Group Holdings Ltd. (Banks)	2,488,194

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
South Korea – 2.0%
53,560	Hana Financial Group, Inc. (Banks)	$1,984,840
37,859	Kia Motors Corp. (Automobiles & Components)	2,118,036

		4,102,876

Spain – 1.6%
258,303	Banco Bilbao Vizcaya Argentaria SA (Banks)	3,292,181

Sweden – 5.2%
63,571	Hennes & Mauritz AB (Retailing)	2,775,500
81,339	Svenska Cellulosa AB SCA (Household & Personal Products)	2,118,384
294,266	Telefonaktiebolaget LM Ericsson (Technology Hardware & Equipment)	3,554,955
153,458	Volvo AB (Capital Goods)	2,112,598

		10,561,437

Switzerland – 11.0%
125,019	Credit Suisse Group AG (Registered) (Diversified Financials)*	3,555,475
65,733	Julius Baer Group Ltd. (Diversified Financials)*	2,708,156
81,226	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	7,355,696
10,653	Syngenta AG (Registered) (Materials)	3,935,743
155,210	UBS AG (Registered) (Diversified Financials)*	2,845,700
40,857	Wolseley PLC (Capital Goods)	2,238,191

		22,638,961

Taiwan – 2.0%
142,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2,401,971
75,955	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	1,624,678

		4,026,649

Common Stocks – (continued)
United Kingdom – 16.0%
197,517	BG Group PLC (Energy)	$4,167,881
51,851	BHP Billiton PLC (Materials)	1,685,625
455,400	BP PLC (Energy)	4,010,218
288,410	Drax Group PLC (Utilities)	3,157,543
288,834	HSBC Holdings PLC (Banks)	2,930,244
464,258	Melrose Industries PLC (Capital Goods)	2,065,904
57,776	Rio Tinto PLC (Materials)	3,119,573
34,434	Spirax-Sarco Engineering PLC (Capital Goods)	1,609,531
186,098	Standard Chartered PLC (Banks)	3,803,859
83,582	Tullow Oil PLC (Energy)	1,219,357
1,506,812	Vodafone Group PLC (Telecommunication Services)	5,036,188

		32,805,923

TOTAL COMMON STOCKS
(Cost $179,860,353)		$196,744,775

Exchange Traded Fund – 3.0%
Japan – 3.0%
513,854	iShares MSCI Japan Fund	$6,186,802
(Cost $6,011,340)

TOTAL INVESTMENTS – 99.0%
(Cost $185,871,693)		$202,931,577

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		1,947,086

NET ASSETS – 100.0%		$204,878,663

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
FDR	—Fiduciary Depositary Receipt

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

June 30,2014 (Unaudited)

Assets:
Investments, at value (cost $185,871,693)	$202,931,577
Cash	483,756
Foreign currencies, at value (cost $312,604)	314,264
Receivables:
Investments sold	1,260,563
Dividends	394,287
Foreign tax reclaims	261,570
Fund shares sold	15,966
Reimbursement from investment adviser	15,031
Other assets	9,857
Total assets	205,686,871

Liabilities:
Payables:
Investments purchased	249,082
Amounts owed to affiliates	171,519
Fund shares redeemed	171,336
Foreign capital gains taxes	82,841
Accrued expenses	133,430
Total liabilities	808,208

Net Assets:
Paid-in capital	268,901,435
Undistributed net investment income	6,488,883
Accumulated net realized loss	(87,529,855)
Net unrealized gain	17,018,200
NET ASSETS	$204,878,663
Net Assets:
Institutional	$56,078,619
Service	148,800,044
Total Net Assets	$204,878,663
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	5,221,190
Service	13,848,653
Net asset value, offering and redemption price per share:
Institutional	$10.74
Service	10.74

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

Investment income:

Dividends (net of foreign taxes withheld of $427,350)	$7,526,309

Expenses:
Management fees	864,517
Distribution and Service fees — Service Class	183,951
Custody, accounting and administrative services	70,678
Professional fees	45,667
Printing and mailing costs	21,836
Transfer Agent fees(a)	20,340
Trustee fees	13,090
Other	25,669
Total expenses	1,245,748
Less — expense reductions	(51,755)
Net expenses	1,193,993
NET INVESTMENT INCOME	6,332,316

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	11,256,429
Foreign currency transactions	(57,118)
Net change in unrealized loss on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $53,563)	(11,737,725)
Foreign currency translation	(607)
Net realized and unrealized loss	(539,021)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,793,295

(a) Institutional and Service Shares had Transfer Agent fees of $5,625 and $14,715, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income	$6,332,316	$3,017,499
Net realized gain	11,199,311	27,808,337
Net change in unrealized gain (loss)	(11,738,332)	12,681,334
Net increase in net assets resulting from operations	5,793,295	43,507,170

Distributions to shareholders:
From net investment income
Institutional Shares	—	(1,024,417)
Service Shares	—	(2,275,071)
Total distributions to shareholders	—	(3,299,488)

From share transactions:
Proceeds from sales of shares	1,641,403	3,694,114
Reinvestment of distributions	—	3,299,488
Cost of shares redeemed	(14,256,321)	(31,622,722)
Net decrease in net assets resulting from share transactions	(12,614,918)	(24,629,120)
TOTAL INCREASE (DECREASE)	(6,821,623)	15,578,562

Net assets:

Beginning of period	211,700,286	196,121,724
End of period	$204,878,663	$211,700,286
Undistributed net investment income	$6,488,883	$156,567

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2014 - Institutional	$10.43	$0.33	(d)	$(0.02)	$0.31	$—	$10.74	2.97%	$56,079	0.99	%(e)	1.04	%(e)	6.41	%(d)(e)	47%
2014 - Service	10.44	0.32	(d)	(0.02)	0.30	—	10.74	2.97	148,800	1.24	(e)	1.29	(e)	6.15	(d)(e)	47

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - Institutional	8.56	0.16		1.89	2.05	(0.18)	10.43	24.20	59,187	0.98		1.05		1.67		95
2013 - Service	8.57	0.13		1.90	2.03	(0.16)	10.44	23.73	152,513	1.23		1.30		1.42		95
2012 - Institutional	7.20	0.16		1.38	1.54	(0.18)	8.56	21.17	56,872	0.97		1.03		2.06		110
2012 - Service	7.22	0.14		1.37	1.51	(0.16)	8.57	20.82	139,250	1.22		1.28		1.80		110
2011 - Institutional	8.82	0.26	(f)	(1.59)	(1.33)	(0.29)	7.20	(15.05)	55,954	0.99		1.04		3.03	(f)	143
2011 - Service	8.83	0.24	(f)	(1.58)	(1.34)	(0.27)	7.22	(15.16)	125,991	1.24		1.29		2.80	(f)	143
2010 - Institutional	8.11	0.11		0.73	0.84	(0.13)	8.82	10.36	77,558	1.02		1.05		1.38		112
2010 - Service	8.12	0.09		0.73	0.82	(0.11)	8.83	10.09	159,214	1.27		1.30		1.13		112
2009 - Institutional	6.41	0.13		1.71	1.84	(0.14)	8.11	28.69	82,015	1.07		1.07		1.80		118
2009 - Service	6.42	0.11		1.71	1.82	(0.12)	8.12	28.37	157,359	1.32		1.32		1.51		118

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 6.48% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from a corporate action which amounted to $0.11 per share and 1.33% of average net assets.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements

June 30,2014 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30,2014 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$7,811,480	$48,383,700	$—
Australia	—	10,366,600	—
Europe	—	136,369,797	—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2014, contractual and effective net management fees with GSAMI were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Fee Rate
0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.81	%*

*	GSAMI has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectuses. This waiver will be effective through at least April 30, 2015 and prior to such date GSAMI may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on the management rate before and after the waiver had been adjusted, if applicable. For the six months ended June 30, 2014, GSAMI waived $40,683 of its management fee.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30,2014 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.104%. Prior to April 30, 2014 the Other Expense limitation for the Fund was 0.144%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAMI may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2014, GSAMI reimbursed $10,636 to the Fund. The Fund bears its respective share of costs related to proxy and shareholder meetings, and GSAMI has agreed to reimburse the Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2014, custody fee credits were $436.

As of June 30, 2014, the amounts owed to affiliates of the Fund were $137,351, $30,777, and $3,391 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2014, the Fund did not have any borrowings under the facility.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2014, Goldman Sachs did not earn brokerage commissions from portfolio transactions on behalf of the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2014, were $95,651,398 and $103,084,563, respectively.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

6.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2013, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Capital loss carryforwards:(1)
Expiring 2016	(34,604,024)
Expiring 2017	(63,558,058)
Total capital loss carryforwards	$(98,162,082)
Timing differences (Qualified Late Year Loss Deferral)	$(11,666)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$186,438,776
Gross unrealized gain	24,441,662
Gross unrealized loss	(7,948,861)
Net unrealized security gain	$16,492,801

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Large Shareholder Redemptions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30,2014 (Unaudited)

7.    OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	24,684	$254,588	36,484	$345,686
Reinvestment of distributions	—	—	101,628	1,024,417
Shares redeemed	(479,729)	(5,000,821)	(1,109,096)	(10,490,500)
	(455,045)	(4,746,233)	(970,984)	(9,120,397)
Service Shares
Shares sold	132,441	1,386,815	355,851	3,348,428
Reinvestment of distributions	—	—	225,478	2,275,071
Shares redeemed	(886,353)	(9,255,500)	(2,227,421)	(21,132,222)
	(753,912)	(7,868,685)	(1,646,092)	(15,508,723)
NET DECREASE	(1,208,957)	$(12,614,918)	(2,617,076)	$(24,629,120)

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2014 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/14	Ending Account Value 06/30/14		Expenses Paid for the 6 Months Ended 06/30/14*
Institutional
Actual	$1,000	$1,029.70		$4.98
Hypothetical 5% return	1,000	1,019.89	+	4.96
Service
Actual	1,000	1,029.70		6.24
Hypothetical 5% return	1,000	1,018.65	+	6.21

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.99% and 1.24% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic International Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and to limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2014. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees observed that the Fund’s Service Shares had placed in the first quartile of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five-year period, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five-year period ended March 31, 2014. They noted recent changes to the Fund’s portfolio management team, including the hiring of a new Chief Investment Officer.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.85%
Next $1 billion	0.77
Next $3 billion	0.73
Next $3 billion	0.72
Over $8 billion	0.71

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2015.

25

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr.	Scott M. McHugh, Principal Financial Officer
Diana M. Daniels	and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

Christchurch Court, 10-15 Newgate Street London, EC1A 7HD, England, United Kingdom

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of June 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic International Equity Fund.

© 2014 Goldman Sachs. All rights reserved.

VITINTLSAR-14/121749.MF.MED.TMPL/8/2014

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

U.S. Equity Insights Fund*

*	Effective April 30, 2014, the Goldman Sachs Structured U.S. Equity Fund was renamed the Goldman Sachs U.S. Equity Insights Fund

Semi-Annual Report

June 30, 2014

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectuses.

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs U.S. Equity Insights Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Effective April 30, 2014, Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund was re-named Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund (the “Fund”). Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the six-month period ended June 30, 2014 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 8.23% and 8.16%, respectively. These returns compare to the 7.14% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index gained 7.14% during the Reporting Period, enjoying a sixth consecutive quarterly gain, a stretch not seen since 1998. After a weak January 2014, U.S. equities rallied through the remainder of the Reporting Period, with the S&P 500® Index continuing to make new highs through the end of June 2014 amidst low volatility.

Economic data was slightly disappointing early in the Reporting Period. The housing market maintained its recovery, but the labor market remained weaker than expected. Additionally, fourth quarter 2013 Gross Domestic Product (“GDP”) was revised down to an annualized rate of 2.4% from 3.2%. The Federal Reserve (the “Fed”) reduced its asset purchases each month beginning in January 2014 and suggested a more hawkish stance in March 2014, dropping the threshold of 6.5% unemployment as a condition for raising interest rates. Fed Chair Yellen implied that interest rates could start to increase six months after the asset purchase program ends. Many U.S. corporate earnings announcements reflected top-line growth, though overall management guidance for 2014 was less optimistic than consensus.

During the second quarter of 2014, first quarter 2014 GDP was revised down to a contraction of 2.9%, largely due to disruption from severe winter weather. However, other economic data suggested the economy is improving. U.S. non-farm payrolls added 217,000 jobs in May 2014, and the national manufacturing Purchasing Managers Index (“PMI”), which rose to 56.4 in May 2014 from 55.4 in April 2014, showed the strongest reading in the past three months.

For the Reporting Period overall, all ten sectors within the S&P 500® Index were up, with the utilities, energy and health care sectors posting the largest gains in absolute terms. The top-weighted information technology sector was the largest positive contributor (weight times performance) to S&P 500® Index returns. The energy sector particularly benefited as oil prices climbed higher. Information technology and health care stocks benefited significantly from a robust merger and acquisition market. Conversely, consumer discretionary, industrials, telecommunication services and financials were the weakest sectors, though, as indicated, each still generated positive returns.

All segments of the U.S. equity market advanced during the Reporting Period, with mid-cap stocks, as measured by the Russell Midcap® Index, gaining most, followed by large-cap stocks and then at some distance by small-cap stocks, as measured by the Russell 1000® Index and the Russell 2000® Index, respectively. Large-cap stocks were most successful relative to small-caps in the information technology sector. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the S&P 500® Index during the Reporting Period. Our stock selection and quantitative model’s investment themes added to relative performance overall.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

What impact did the Fund’s investment themes have on performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its various investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our six investment themes contributed positively to the Fund’s relative performance. The Valuation theme contributed most positively to the Fund’s relative performance during the Reporting Period, followed at some distance by Quality. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme assesses both firm and financial quality.

The Fund’s Profitability, Sentiment and Management themes detracted. The Profitability theme assesses whether a company is earning more than its cost of capital. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Management theme assesses the characteristics, policies and strategic decisions of company managements.

The Momentum theme had a rather neutral impact on the Fund’s relative performance during the Reporting Period. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500® Index, in terms of its industry and sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500® Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall contributed positively to the Fund’s relative performance.

Effective stock selection in the information technology, industrials and consumer staples sectors made the biggest positive contribution to the Fund’s results relative to its benchmark index. Partially offsetting these contributors was stock selection in the health care, telecommunications services and consumer discretionary sectors, which detracted most from the Fund’s results relative to the S&P 500® Index.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in semiconductor device manufacturer Micron Technology and in airlines Southwest Airlines and Delta Air Lines. The Fund was overweight Micron Technology given our positive views on Momentum and Sentiment. We chose to overweight Southwest Airlines due to our positive views on Sentiment and Quality. The overweight in Delta Air Lines was the result of our positive views on Sentiment and Valuation.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in real estate services provider Realogy Holdings, specialty electronic game and entertainment software retailer GameStop and office supply retailer Staples. The Fund had an overweight position in Realogy Holdings due to our positive views on Valuation and Momentum. The Fund was overweight GameStop and Staples because of our positive views on Quality and Valuation.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. In the first quarter of 2014, we made refinements to our transaction cost model, an important component of our portfolio construction process for all regions.

In the second quarter of 2014, we enhanced our Sentiment theme in the U.S., Europe and emerging markets, and global linkages theme in the U.S. and Europe, utilizing natural language processing to analyze thousands of earnings call transcripts and sell-side analyst reports. We read through the entirety of each company’s latest earnings call transcript, identifying key words and phrases that capture the underlying tone of the management team. This provides a better insight into management’s perception of their company. We also enhanced our ability to identify groups of related companies within our global linkages theme. We read through hundreds of research analyst reports daily to identify groups of companies related to common trending topics in the market.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2014, the Fund was overweight the information technology, health care, consumer discretionary and energy sectors relative to the S&P 500® Index. The Fund was underweight financials, materials, consumer staples, utilities and telecommunication services and was rather neutrally weighted in industrials compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Index Definitions

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

All index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

5

FUND BASICS

U.S. Equity Insights Fund

as of June 30, 2014

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	28.70%	19.20%	6.93%	5.44%	02/13/98
Service	28.45	18.96	N/A	5.85	01/09/06

[1]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.65%	0.72%
Service	0.86	0.97

[2]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/143

Holding	% of Net Assets	Line of Business
Apple, Inc.	3.7%	Technology Hardware & Equipment
Johnson & Johnson	2.7	Pharmaceuticals, Biotechnology & Life Sciences
General Electric Co.	2.5	Capital Goods
Microsoft Corp.	2.4	Software & Services
Wells Fargo & Co.	2.1	Banks
Pfizer, Inc.	2.1	Pharmaceuticals, Biotechnology & Life Sciences
Merck & Co., Inc.	2.0	Pharmaceuticals, Biotechnology & Life Sciences
Comcast Corp. Class A	1.8	Media
Oracle Corp.	1.8	Software & Services
Gilead Sciences, Inc.	1.8	Pharmaceuticals, Biotechnology & Life Sciences

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2014

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund, if any, are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets at June 30, 2014. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Shares	Description	Value
Common Stocks – 97.8%
Automobiles & Components – 0.1%
6,912	Johnson Controls, Inc.	$345,116

Banks – 6.2%
50,738	BB&T Corp.	2,000,599
91,813	Comerica, Inc.	4,605,340
1,718	Cullen/Frost Bankers, Inc.	136,444
19,265	JPMorgan Chase & Co.	1,110,049
194,588	KeyCorp	2,788,446
165,318	Regions Financial Corp.	1,755,677
15,682	SVB Financial Group*	1,828,835
42,875	The PNC Financial Services Group, Inc.	3,818,019
176,715	Wells Fargo & Co.	9,288,140

		27,331,549

Capital Goods – 8.8%
46,509	3M Co.	6,661,949
17,454	Caterpillar, Inc.	1,896,726
58,781	Danaher Corp.	4,627,828
62,027	Emerson Electric Co.	4,116,112
422,785	General Electric Co.	11,110,790
59,617	Illinois Tool Works, Inc.	5,220,065
2,520	L-3 Communications Holdings, Inc.	304,290
52,977	Raytheon Co.	4,887,128
1,641	The Boeing Co.	208,784

		39,033,672

Consumer Durables & Apparel – 1.3%
15,283	Garmin Ltd.(a)	930,735
26,970	PulteGroup, Inc.	543,715
30,941	Whirlpool Corp.	4,307,606

		5,782,056

Consumer Services – 2.4%
48,418	Carnival Corp.	1,822,938
68,893	McDonald’s Corp.	6,940,281
4,566	Royal Caribbean Cruises Ltd.	253,869
19,792	Yum! Brands, Inc.	1,607,110

		10,624,198

Diversified Financials – 2.3%
28,114	Ameriprise Financial, Inc.	3,373,680
11,222	Berkshire Hathaway, Inc. Class B*	1,420,256
17,181	Capital One Financial Corp.	1,419,151
9,163	E*TRADE Financial Corp.*	194,806
90,773	Morgan Stanley	2,934,691
19,433	Voya Financial, Inc.	706,195

		10,048,779

Energy – 11.3%
54,979	Apache Corp.	5,531,987
37,506	Baker Hughes, Inc.	2,792,322
27,568	Chesapeake Energy Corp.	856,813
14,366	Chevron Corp.	1,875,481
83,768	ConocoPhillips	7,181,431
32,495	Devon Energy Corp.	2,580,103

Common Stocks – (continued)
Energy – (continued)
23,385	EOG Resources, Inc.	$2,732,771
68,994	Exxon Mobil Corp.	6,946,316
62,905	Halliburton Co.	4,466,884
115,221	Marathon Oil Corp.	4,599,622
26,276	Nabors Industries Ltd.	771,726
46,855	Occidental Petroleum Corp.	4,808,729
90,139	Valero Energy Corp.	4,515,964

		49,660,149

Food & Staples Retailing – 1.5%
88,427	CVS Caremark Corp.	6,664,743

Food, Beverage & Tobacco – 4.7%
155,890	Altria Group, Inc.	6,538,027
107,839	Archer-Daniels-Midland Co.	4,756,778
85,837	Mondelez International, Inc. Class A	3,228,330
36,043	Philip Morris International, Inc.	3,038,785
5,779	Pinnacle Foods, Inc.	190,129
82,443	Tyson Foods, Inc. Class A	3,094,910

		20,846,959

Health Care Equipment & Services – 2.8%
94,639	Boston Scientific Corp.*	1,208,540
15,369	Humana, Inc.	1,962,929
95,075	Medtronic, Inc.	6,061,982
30,904	WellPoint, Inc.	3,325,579

		12,559,030

Household & Personal Products – 0.9%
7,225	Herbalife Ltd.	466,301
43,852	The Procter & Gamble Co.	3,446,329

		3,912,630

Insurance – 3.2%
18,336	Allied World Assurance Co. Holdings AG	697,135
22,230	Aspen Insurance Holdings Ltd.	1,009,687
10,504	Assurant, Inc.	688,537
21,614	MetLife, Inc.	1,200,874
55,735	Reinsurance Group of America, Inc.	4,397,491
12,715	The Chubb Corp.	1,171,942
55,262	The Travelers Companies, Inc.	5,198,496

		14,364,162

Materials – 1.3%
105,922	The Dow Chemical Co.	5,450,746
6,869	United States Steel Corp.(a)	178,869

		5,629,615

Media – 5.5%
150,624	Comcast Corp. Class A	8,063,100
60,679	DIRECTV*	5,158,322
12,850	The Walt Disney Co.	1,101,759
8,600	Time Warner Cable, Inc.	1,266,780
51,637	Time Warner, Inc.	3,627,499
58,037	Viacom, Inc. Class B	5,033,549

		24,251,009

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 13.6%
9,504	Alexion Pharmaceuticals, Inc.*	$1,485,000
47,850	Amgen, Inc.	5,664,005
19,941	Biogen Idec, Inc.*	6,287,597
44,199	Bristol-Myers Squibb Co.	2,144,093
71,586	Celgene Corp.*	6,147,806
93,206	Gilead Sciences, Inc.*	7,727,709
114,802	Johnson & Johnson	12,010,585
151,314	Merck & Co., Inc.	8,753,515
310,343	Pfizer, Inc.	9,210,980
4,340	United Therapeutics Corp.*	384,047

		59,815,337

Real Estate – 1.3%
11,503	Apartment Investment & Management Co. Class A (REIT)	371,202
19,349	Crown Castle International Corp. (REIT)	1,436,857
36,776	Equity Residential (REIT)	2,316,888
38,893	Realogy Holdings Corp.*	1,466,655

		5,591,602

Retailing – 4.5%
9,658	Amazon.com, Inc.*	3,136,725
42,277	Bed Bath & Beyond, Inc.*	2,425,854
75,136	GameStop Corp. Class A(a)	3,040,754
42,525	Kohl’s Corp.	2,240,217
118,714	Lowe’s Companies, Inc.	5,697,085
43,979	The Home Depot, Inc.	3,560,540

		20,101,175

Semiconductors & Semiconductor Equipment – 2.5%
163,542	Micron Technology, Inc.*	5,388,709
120,116	Texas Instruments, Inc.	5,740,344

		11,129,053

Software & Services – 10.2%
4,645	Citrix Systems, Inc.*	290,545
108,980	eBay, Inc.*	5,455,539
51,660	Electronic Arts, Inc.*	1,853,044
8,209	Facebook, Inc. Class A*	552,384
11,076	Google, Inc. Class A*	6,475,805
12,192	Google, Inc. Class C*	7,013,814
730	International Business Machines Corp.	132,327
251,525	Microsoft Corp.	10,488,592
196,802	Oracle Corp.	7,976,385
371,199	Xerox Corp.	4,617,715

		44,856,150

Technology Hardware & Equipment – 9.2%
174,114	Apple, Inc.	16,180,414
67,410	Brocade Communications Systems, Inc.	620,172
179,600	Corning, Inc.	3,942,220
144,835	Flextronics International Ltd.*	1,603,323
174,353	Hewlett-Packard Co.	5,872,209

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
52,264	QUALCOMM, Inc.	$4,139,309
29,014	SanDisk Corp.	3,029,932
25,587	TE Connectivity Ltd.	1,582,300
37,507	Western Digital Corp.	3,461,896

		40,431,775

Telecommunication Services – 1.5%
160,570	AT&T, Inc.(b)	5,677,755
18,294	Verizon Communications, Inc.	895,126

		6,572,881

Transportation – 1.5%
2,206	Alaska Air Group, Inc.	209,680
176,655	Southwest Airlines Co.	4,744,953
17,542	Union Pacific Corp.	1,749,815

		6,704,448

Utilities – 1.2%
19,531	American Electric Power Co., Inc.	1,089,244
50,955	Entergy Corp.	4,182,896

		5,272,140

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $394,669,910)		$431,528,228

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 0.2%
Goldman Sachs Financial Square Money Market Fund — FST Shares
943,246	0.066%	$943,246
(Cost $943,246)

TOTAL INVESTMENTS – 98.0%
(Cost $395,613,156)		$432,471,474

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		8,690,741

NET ASSETS – 100.0%		$441,162,215

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2014.
(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	89	September 2014	$8,688,180	$82,891

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $394,669,910)(a)	$431,528,228
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	943,246
Cash	9,187,067
Receivables:
Investments sold	22,207,381
Dividends	548,218
Reimbursement from investment adviser	105,213
Fund shares sold	98,802
Variation margin on certain derivative contracts	1,780
Securities lending income	647
Other assets	19,576
Total assets	464,640,158

Liabilities:
Payables:
Investments purchased	20,832,527
Payable upon return of securities loaned	943,246
Fund shares redeemed	719,988
Amounts owed to affiliates	254,967
Accrued expenses and other liabilities	727,215
Total liabilities	23,477,943

Net Assets:
Paid-in capital	400,460,185
Undistributed net investment income	3,489,098
Accumulated net realized gain	271,723
Net unrealized gain	36,941,209
NET ASSETS	$441,162,215
Net Assets:
Institutional	$308,615,822
Service	132,546,393
Total Net Assets	$441,162,215
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	17,264,406
Service	7,406,833
Net asset value, offering and redemption price per share:
Institutional	$17.88
Service	17.90

(a) Includes loaned securities having a market value of $925,574.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Operations

For the Six Months Ended June 30, 2014 (Unaudited)

Investment income:
Dividends (net of foreign taxes withheld of $411)	$3,798,525
Securities lending income — affiliated issuer	8,323
Total investment income	3,806,848

Expenses:
Management fees	1,324,423
Distribution and Service fees — Service Class	157,864
Professional fees	48,016
Printing and mailing costs	47,993
Transfer Agent fees(a)	42,720
Custody, accounting and administrative services	29,242
Trustee fees	12,380
Other	57,185
Total expenses	1,719,823
Less — expense reductions	(180,771)
Net expenses	1,539,052
NET INVESTMENT INCOME	2,267,796

Realized and unrealized gain (loss):
Net realized gain from:
Investments	41,612,463
Futures contracts	92,394
Net change in unrealized gain (loss) on:
Investments	(10,050,111)
Futures contracts	82,891
Net realized and unrealized gain	31,737,637
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,005,433

(a) Institutional and Service Shares had Transfer Agent fees of $30,092 and $12,628, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Fiscal Year Ended December 31, 2013

From operations:
Net investment income	$2,267,796	$5,219,081
Net realized gain	41,704,857	113,173,019
Net change in unrealized gain (loss)	(9,967,220)	8,467,109
Net increase in net assets resulting from operations	34,005,433	126,859,209

Distributions to shareholders:
From net investment income
Institutional Shares	—	(3,187,605)
Service Shares	—	(1,011,074)
Total distributions to shareholders	—	(4,198,679)

From share transactions:
Proceeds from sales of shares	10,996,876	12,878,351
Reinvestment of distributions	—	4,198,679
Cost of shares redeemed	(37,177,670)	(69,050,920)
Net decrease in net assets resulting from share transactions	(26,180,794)	(51,973,890)
TOTAL INCREASE	7,824,639	70,686,640

Net assets:

Beginning of period	433,337,576	362,650,936
End of period	$441,162,215	$433,337,576
Undistributed net investment income	$3,489,098	$1,221,302

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2014 - Institutional	$16.52	$0.09		$1.27		$1.36	$—	$17.88	8.23%		$308,616	0.66	%(d)	0.73	%(d)	1.12	%(d)	105%
2014 - Service	16.55	0.08		1.27		1.35	—	17.90	8.16		132,546	0.87	(d)	0.98	(d)	0.92	(d)	105

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2013 - Institutional	12.14	0.20		4.35		4.55	(0.17)	16.52	37.52		307,589	0.65		0.71		1.36		207
2013 - Service	12.16	0.17		4.35		4.52	(0.13)	16.55	37.23		125,748	0.86		0.96		1.15		207
2012 - Institutional	10.80	0.20		1.36	(e)	1.56	(0.22)	12.14	14.42	(e)	262,759	0.64		0.72		1.71		134
2012 - Service	10.82	0.18		1.35	(e)	1.53	(0.19)	12.16	14.10	(e)	99,892	0.85		0.97		1.51		134
2011 - Institutional	10.57	0.18	(f)	0.25		0.43	(0.20)	10.80	4.05		273,555	0.64		0.70		1.69	(f)	51
2011 - Service	10.58	0.16	(f)	0.25		0.41	(0.17)	10.82	3.90		99,711	0.85		0.95		1.48	(f)	51
2010 - Institutional	9.50	0.14		1.08		1.22	(0.15)	10.57	12.84		319,948	0.64		0.70		1.45		38
2010 - Service	9.51	0.12		1.08		1.20	(0.13)	10.58	12.60		111,171	0.85		0.95		1.25		38
2009 - Institutional	7.99	0.15		1.54		1.69	(0.18)	9.50	21.15		340,536	0.68		0.72		1.75		136
2009 - Service	8.00	0.13		1.54		1.67	(0.16)	9.51	20.89		112,530	0.89		0.97		1.53		136

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share and 0.07% of average net assets. Excluding such payment, the total return would have been 14.32% and 14.01%.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.

The accompanying notes are an integral part of these financial statements.	14

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements

June 30, 2014 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Insights Fund (the “Fund”) (Formerly the Goldman Sachs Structured U.S. Equity Fund). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$431,528,228	$—	$—
Securities Lending Reinvestment Vehicle	943,246	—	—
Total	$432,471,474	$—	$—

Derivative Type
Assets(b)
Futures Contracts	$82,891	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2014. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities
Equity	Variation margin on certain derivative contracts	$82,891	—	$—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and /or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$92,394	$82,891	15

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2014.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2014, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.62%	0.59%	0.56%	0.55%	0.54%	0.62%

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. The distribution and service fee waiver will remain in place through at least April 30, 2015, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2014, Goldman Sachs waived $25,259 in distribution and service fees for the Fund’s Services Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. For the six months ended June 30, 2014, GSAM reimbursed $149,385 to the Fund. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. For the six months ended June 30, 2014, custody fee credits were $6,127.

As of June 30, 2014, the amounts owed to affiliates of the Fund were $224,914, $22,799, and $7,254 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2014, the Fund did not have any borrowings under the facility.

F. Other Transactions with Affiliates — For the six months ended June 30, 2014, Goldman Sachs earned $313 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2014, were $441,568,506 and $464,047,772, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund, may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, GSAL indemnifies the Fund by purchasing replacement securities at its expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Fund agrees to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

7.    SECURITIES LENDING (continued)

At June 30, 2014, the Fund’s loaned securities were all subject to enforceable Securities Lending Agreements. Securities lending transactions on a net basis were as follows:

Securities Lending Transactions
Total gross amount presented in Statement of Assets and Liabilities	$925,574
Cash Collateral offsetting	(925,574)
Net amount(1)	$—

(1)	Net amount represents the net amount due from the borrower or GSAL in the event of a default based on the contractual set-off rights under the agreement.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2014, is reported under Investment Income on the Statement of Operations. For the six months ended June 30, 2014, GSAL earned $921 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Money Market Fund for the six months ended June 30, 2014:

Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
2,368,400	27,295,801	(28,720,955)	943,246	$943,246

8.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2013, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Capital loss carryforwards:(1)
Expiring 2017	$(41,411,824)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$395,632,795
Gross unrealized gain	39,024,920
Gross unrealized loss	(2,186,241)
Net unrealized security gain	$36,838,679

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Redemptions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Fiscal Year Ended December 31, 2013
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	172,712	$2,896,590	288,409	$4,211,774
Reinvestment of distributions	—	—	196,645	3,187,605
Shares redeemed	(1,530,093)	(25,894,202)	(3,514,097)	(50,743,649)
	(1,357,381)	(22,997,612)	(3,029,043)	(43,344,270)
Service Shares
Shares sold	482,663	8,100,286	579,473	8,666,577
Reinvestment of distributions	—	—	62,258	1,011,074
Shares redeemed	(672,656)	(11,283,468)	(1,260,063)	(18,307,271)
	(189,993)	(3,183,182)	(618,332)	(8,629,620)
NET DECREASE	(1,547,374)	$(26,180,794)	(3,647,375)	$(51,973,890)

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended June 30, 2014 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/14	Ending Account Value 06/30/14		Expenses Paid for the 6 Months Ended 06/30/14*
Institutional
Actual	$1,000	$1,082.30		$3.41
Hypothetical 5% return	1,000	1,021.52	+	3.31
Service
Actual	1,000	1,081.60		4.49
Hypothetical 5% return	1,000	1,020.48	+	4.36

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.66% and 0.87% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs U.S. Equity Insights Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s affiliated distributor, to waive certain fees and to limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2014. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to enhance the investment model used in managing the Fund.

The Trustees observed that the Fund’s Service Shares had placed in the top half of the Fund’s peer group for the one-, three- and five-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five-year period ended March 31, 2014. The Trustees also noted that the Fund had experienced certain portfolio management changes in June 2013.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level and Goldman Sachs’ undertaking to waive a portion of the distribution and service fees paid by the Fund’s Service Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.62%
Next $1 billion	0.59
Next $3 billion	0.56
Next $3 billion	0.55
Over $8 billion	0.54

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level and Goldman Sachs’ undertaking to waive a portion of the distribution and service fees paid by the Fund’s Service Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. They also considered the benefits to GSAL and the Investment Adviser from the Fund’s securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the benefits to the Fund from its participation in the program were greater, as measured by the revenue it received in connection with the program.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2015.

29

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
John P. Coblentz, Jr. Diana M. Daniels	Scott M. McHugh, Principal Financial Officer and Treasurer
Joseph P. LoRusso	Caroline L. Kraus, Secretary
Herbert J. Markley
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel
Roy W. Templin

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs U.S. Equity Insights Fund.

© 2014 Goldman Sachs. All rights reserved.

VITUSSAR-14/136462.MF.MED.TMPL/8/2014

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 26, 2014

/s/ Scott McHugh
By: Scott McHugh
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 26, 2014